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                    NEW CENTURY HOME EQUITY LOAN TRUST 2004-3

                                     Issuer

                                       and

                      DEUTSCHE BANK NATIONAL TRUST COMPANY

                                Indenture Trustee

                          -----------------------------

                                    INDENTURE

                         Dated as of September 29, 2004

                          -----------------------------

                        ASSET-BACKED NOTES, SERIES 2004-3

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                                                 TABLE OF CONTENTS

Section                                                                                                        Page
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                                                     ARTICLE I

                                                    DEFINITIONS
Section 1.01.        Definitions..................................................................................2

Section 1.02.        Incorporation by Reference of Trust Indenture Act............................................2

Section 1.03.        Rules of Construction........................................................................2

                                                    ARTICLE II

                                          ORIGINAL ISSUANCE OF THE NOTES

Section 2.01.        Form.........................................................................................4

Section 2.02.        Execution, Authentication and Delivery.......................................................4

Section 2.03.        Acceptance of Mortgage Loans by Indenture Trustee............................................5

Section 2.04.        Acceptance of Cap Contracts by Indenture Trustee.............................................6

                                                    ARTICLE III

                                                     COVENANTS

Section 3.01.        Collection of Payments with respect to the Mortgage Loans....................................7

Section 3.02.        Maintenance of Office or Agency..............................................................7

Section 3.03.        Money for Payments To Be Held in Trust; Paying Agent.........................................7

Section 3.04.        Existence....................................................................................8

Section 3.05.        Payment of Principal and Interest............................................................9

Section 3.06.        Protection of Trust Estate..................................................................17

Section 3.07.        Opinions as to Trust Estate.................................................................18

Section 3.08.        Performance of Obligations..................................................................18

Section 3.09.        Negative Covenants..........................................................................19

Section 3.10.        [Reserved.].................................................................................19

Section 3.11.        [Reserved.].................................................................................19

Section 3.12.        Representations and Warranties Concerning the Mortgage Loans................................19

Section 3.13.        Amendments to Servicing Agreement...........................................................20

Section 3.14.        Master Servicer as Agent and Bailee of the Indenture Trustee................................20

Section 3.15.        Investment Company Act......................................................................20

Section 3.16.        Issuer May Consolidate, etc.................................................................20

Section 3.17.        Successor or Transferee.....................................................................22

Section 3.18.        No Other Business...........................................................................22

Section 3.19.        No Borrowing................................................................................22

Section 3.20.        Guarantees, Loans, Advances and Other Liabilities...........................................22

Section 3.21.        Capital Expenditures........................................................................23

Section 3.22.        Determination of Note Rate..................................................................23

Section 3.23.        Restricted Payments.........................................................................23


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Section 3.24.        Notice of Events of Default.................................................................23

Section 3.25.        Further Instruments and Acts................................................................23

Section 3.26.        Statements to Noteholders...................................................................23

Section 3.27.        [Reserved]..................................................................................23

Section 3.28.        Certain Representations Regarding the Trust Estate..........................................23

Section 3.29.        Allocation of Realized Losses...............................................................25

Section 3.30.        Allocation of Certain Interest Shortfalls...................................................26

                                                    ARTICLE IV

                                THE NOTES; SATISFACTION AND DISCHARGE OF INDENTURE

Section 4.01.        The Notes...................................................................................27

Section 4.02.        Registration of and Limitations on Transfer and Exchange of Notes;
                     Appointment of Note Registrar and Certificate...............................................27

Section 4.03.        Mutilated, Destroyed, Lost or Stolen Notes..................................................28

Section 4.04.        Persons Deemed Owners.......................................................................29

Section 4.05.        Cancellation................................................................................29

Section 4.06.        Book-Entry Notes............................................................................29

Section 4.07.        Notices to Depository.......................................................................30

Section 4.08.        Definitive Notes............................................................................30

Section 4.09.        Tax Treatment...............................................................................31

Section 4.10.        Satisfaction and Discharge of Indenture.....................................................31

Section 4.11.        Application of Trust Money..................................................................32

Section 4.12.        Derivative Contracts for Benefit of the Certificates........................................32

Section 4.13.        Section 4.13. Repayment of Monies Held by Paying Agent......................................32

Section 4.14.        Temporary Notes.............................................................................32

Section 4.15.        Representation Regarding ERISA..............................................................33

                                                     ARTICLE V

                                               DEFAULT AND REMEDIES

Section 5.01.        Events of Default...........................................................................34

Section 5.02.        Acceleration of Maturity; Rescission and Annulment..........................................34

Section 5.03.        Collection of Indebtedness and Suits for Enforcement by
                     Indenture Trustee...........................................................................34

Section 5.04.        Remedies; Priorities........................................................................37

Section 5.05.        Optional Preservation of the Trust Estate...................................................39

Section 5.06.        Limitation of Suits.........................................................................39

Section 5.07.        Unconditional Rights of Noteholders To Receive Principal and Interest.......................40

Section 5.08.        Restoration of Rights and Remedies..........................................................40

Section 5.09.        Rights and Remedies Cumulative..............................................................40

Section 5.10.        Delay or Omission Not a Waiver..............................................................40

Section 5.11.        Control By Noteholders......................................................................40

Section 5.12.        Waiver of Past Defaults.....................................................................41

Section 5.13.        Undertaking for Costs.......................................................................41


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Section 5.14.        Waiver of Stay or Extension Laws............................................................41

Section 5.15.        Sale of Trust Estate........................................................................42

Section 5.16.        Action on Notes.............................................................................43

Section 5.17.        Performance and Enforcement of Certain Obligations..........................................43

                                                    ARTICLE VI

                                               THE INDENTURE TRUSTEE

Section 6.01.        Duties of Indenture Trustee.................................................................45

Section 6.02.        Rights of Indenture Trustee.................................................................46

Section 6.03.        Individual Rights of Indenture Trustee......................................................47

Section 6.04.        Indenture Trustee's Disclaimer..............................................................47

Section 6.05.        Notice of Event of Default..................................................................47

Section 6.06.        Reports by Indenture Trustee to Holders and Tax Administration..............................47

Section 6.07.        Compensation and Indemnity..................................................................47

Section 6.08.        Replacement of Indenture Trustee............................................................48

Section 6.09.        Successor Indenture Trustee by Merger.......................................................49

Section 6.10.        Appointment of Co-Indenture Trustee or Separate Indenture Trustee...........................49

Section 6.11.        Eligibility; Disqualification...............................................................50

Section 6.12.        Preferential Collection of Claims Against Issuer............................................51

Section 6.13.        Representations and Warranties..............................................................51

Section 6.14.        Directions to Indenture Trustee.............................................................51

Section 6.15.        The Agents..................................................................................51

                                                    ARTICLE VII

                                          NOTEHOLDERS' LISTS AND REPORTS

Section 7.01.        Issuer To Furnish Indenture Trustee Names and Addresses of
                     Noteholders.................................................................................52

Section 7.02.        Preservation of Information; Communications to Noteholders..................................52

Section 7.03.        Reports of Issuer...........................................................................52

Section 7.04.        Reports by Indenture Trustee................................................................53

Section 7.05.        Statements to Noteholders...................................................................53

                                                   ARTICLE VIII

                                       ACCOUNTS, DISBURSEMENTS AND RELEASES

Section 8.01.        Collection of Money.........................................................................56

Section 8.02.        Trust Accounts..............................................................................56

Section 8.03.        Officer's Certificate.......................................................................56

Section 8.04.        Termination Upon Distribution to Noteholders................................................56

Section 8.05.        Release of Trust Estate.....................................................................57

Section 8.06.        Surrender of Notes Upon Final Payment.......................................................57

Section 8.07.        Optional Redemption of the Notes............................................................57


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                                                    ARTICLE IX

                                              SUPPLEMENTAL INDENTURES

Section 9.01.        Supplemental Indentures Without Consent of Noteholders......................................59

Section 9.02.        Supplemental Indentures With Consent of Noteholders.........................................60

Section 9.03.        Execution of Supplemental Indentures........................................................62

Section 9.04.        Effect of Supplemental Indenture............................................................62

Section 9.05.        Conformity with Trust Indenture Act.........................................................62

Section 9.06.        Reference in Notes to Supplemental Indentures...............................................62

                                                     ARTICLE X

                                                   MISCELLANEOUS

Section 10.01.       Compliance Certificates and Opinions, etc...................................................63

Section 10.02.       Form of Documents Delivered to Indenture Trustee............................................64

Section 10.03.       Acts of Noteholders.........................................................................65

Section 10.04.       Notices etc., to Indenture Trustee Issuer and Rating Agencies...............................65

Section 10.05.       Notices to Noteholders; Waiver..............................................................66

Section 10.06.       Conflict with Trust Indenture Act...........................................................67

Section 10.07.       Effect of Headings..........................................................................67

Section 10.08.       Successors and Assigns......................................................................67

Section 10.09.       Separability................................................................................67

Section 10.10.       [Reserved.].................................................................................67

Section 10.11.       Legal Holidays..............................................................................67

Section 10.12.       GOVERNING LAW...............................................................................67

Section 10.13.       Counterparts................................................................................67

Section 10.14.       Recording of Indenture......................................................................67

Section 10.15.       Issuer Obligation...........................................................................68

Section 10.16.       No Petition.................................................................................68

Section 10.17.       Inspection..................................................................................68

Section 10.18.       No Recourse to Owner Trustee................................................................68

Section 10.19.       Proofs of Claim.............................................................................69
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EXHIBITS
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Exhibit A-1     Form of Class A-1 Note
Exhibit A-2     Form of Class A-2 Note
Exhibit A-3     Form of Class A-3 Note
Exhibit A-4     Form of Class A-4 Note
Exhibit A-5     Form of Class A-5 Note
Exhibit A-6     Form of Class A-6 Note
Exhibit A-7     Form of Class M-1 Note
Exhibit A-8     Form of Class M-2 Note
Exhibit A-9     Form of Class M-3 Note
Exhibit A-10    Form of Class M-4 Note
Exhibit A-11    Form of Class M-5 Note
Exhibit A-12    Form of Class M-6 Note
Exhibit A-13    Form of Class M-7 Note
Exhibit A-14    Form of Class M-8 Note
Exhibit A-15    Form of Class M-9 Note
Exhibit B       Mortgage Loan Schedule
Exhibit C-1     Form of Indenture Trustee's Initial Certification
Exhibit C-2     Form of Indenture Trustee's Final Certification
Exhibit D       Cap Contracts

Appendix A      Definitions



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                  This Indenture, dated as of September 29, 2004, is entered into between New Century Home Equity Loan Trust 2004-3, a Delaware statutory trust, as Issuer (the "Issuer"), and Deutsche Bank National Trust Company, a national banking association, as Indenture Trustee (the "Indenture Trustee").

                                WITNESSETH THAT:

                  Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's Asset-Backed Notes, Series 2004-3 (the "Notes").

                                 GRANTING CLAUSE

                  The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as trustee for the benefit of the Holders of the Notes, all of the Issuer's right, title and interest in and to whether now existing or hereafter created by (a) the Mortgage Loans, Qualified Substitute Mortgage Loans and the proceeds thereof and all rights under the Related Documents; (b) all funds on deposit from time to time in the Collection Account allocable to the Mortgage Loans excluding any investment income from such funds; (c) all funds on deposit from time to time in the Payment Account and in all proceeds thereof; (d) all rights under (i) the Mortgage Loan Sale and Contribution Agreement as assigned to the Issuer, (ii) the Servicing Agreement, (iii) any title, hazard and primary insurance policies with respect to the Mortgaged Properties and (iv) the rights with respect to the Cap Contracts; and (e) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Trust Estate" or the "Collateral").

                  The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

                  The Indenture Trustee, as trustee on behalf of the Holders of the Notes, acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions hereof and agrees to perform its duties as Indenture Trustee as required herein.



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                                   ARTICLE I

                                   DEFINITIONS

                  Section 1.01. DEFINITIONS. For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions attached hereto as Appendix A which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

                  Section 1.02. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. Whenever this Indenture refers to a provision of the Trust Indenture Act (the "TIA"), the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the Securities and Exchange Commission.

                  "indenture securities" means the Notes.

                  "indenture security holder" means a Noteholder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Indenture Trustee.

                  "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

                  All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rules and have the meanings assigned to them by such definitions.

                  Section 1.03. RULES OF CONSTRUCTION. Unless the context otherwise requires:

                  (i) a term has the meaning assigned to it;

                  (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

                  (iii) "or" is not exclusive;

                  (iv) "including" means including without limitation;

                  (v) words in the singular include the plural and words in the plural include the singular; and

                  (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement,


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         instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.



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                                   ARTICLE II

                         ORIGINAL ISSUANCE OF THE NOTES

                  Section 2.01. FORM. The Class A Notes and the Mezzanine Notes, together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibits A-1 through A-13 to this Indenture, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture.

                  The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders).

                  The terms of the Notes set forth in Exhibits A-1 through A-10 to this Indenture are part of the terms of this Indenture.

                  Section 2.02. EXECUTION, AUTHENTICATION AND DELIVERY. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

                  Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

                  The Indenture Trustee shall upon Issuer Request authenticate and deliver the Class A Notes and the Mezzanine Notes for original issue in an aggregate initial principal amount of $2,402,447,000. The Class A-1 Notes shall be issued in an aggregate initial Note Balance of $980,178,000, the Class A-2 Notes shall be issued in an aggregate initial Note Balance of $245,045,000, the Class A-3 Notes shall be issued in an aggregate initial Note Balance of $322,746,000, the Class A-4 Notes shall be issued in an aggregate initial Note Balance of $255,582,000, the Class A-5 Notes shall be issued in an aggregate initial Note Balance of $116,095,000, the Class A-6 Notes shall be issued in an aggregate initial Note Balance of $100,000,000, the Class M-1 Notes shall be issued in an aggregate initial Note Balance of $73,329,000, the Class M-2 Notes shall be issued in an aggregate initial Note Balance of $73,329,000, the Class M-3 Notes shall be issued in an aggregate initial Note Balance of $42,257,000, the Class M-4 Notes shall be issued in an aggregate initial Note Balance of $43,500,000, the Class M-5 Notes shall be issued in an aggregate initial Note Balance of $37,285,000, the Class M-6 Notes shall be issued in an aggregate initial Note Balance of $34,800,000, the Class M-7 Notes shall be issued in an aggregate initial Note Balance of $28,585,000, the Class M-8 Notes shall be issued in an aggregate initial Note Balance of $24,858,000 and the Class M-9 Notes shall be issued in an aggregate initial Note Balance of $24,858,000.

                  Each of the Notes shall be dated the date of its authentication. The Notes shall be issuable as registered Notes and the Notes shall be issuable in the minimum initial Note Balances of $25,000 and in integral multiples of $1 in excess thereof.



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                  No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                  Section 2.03. ACCEPTANCE OF MORTGAGE LOANS BY INDENTURE
                                TRUSTEE.

                  (a) The Indenture Trustee acknowledges receipt of, subject to the exceptions it notes pursuant to the procedures described below, the documents (or certified copies thereof) referred to in Section 2.1(b) of the Mortgage Loan Sale and Contribution Agreement, and declares that it holds and will continue to hold those documents and any amendments, replacements or supplements thereto and all other assets of the Trust Estate as Indenture Trustee in trust for the use and benefit of all present and future Holders of the Notes.

                  The parties hereto understand and agree that it is not intended that any Mortgage Loan be included in the Trust that is a "High-Cost Home Loan" as defined by the Homeownership and Equity Protection Act of 1994 or any other applicable predatory or abusive lending laws.

                  The Indenture Trustee agrees, for the benefit of the Noteholders, to review each Mortgage File on or before the Closing Date and to certify in substantially the form attached hereto as Exhibit C-1 that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (i) all documents constituting part of such Mortgage File (other than such documents described in Section 2.1(b)(v) of the Mortgage Loan Sale and Contribution Agreement) required to be delivered to it pursuant to the Mortgage Loan Sale and Contribution Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i), (iii), (xi), (xii), (xv) and (xvii) (solely as to the Gross Margin) of the definition of "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File. It is herein acknowledged that, in conducting such review, the Indenture Trustee was under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine whether they are genuine, enforceable, or appropriate for the represented purpose or whether they have actually been recorded or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in clause (v) of Section 2.1(b) of the Mortgage Loan Sale and Contribution Agreement.

                  Prior to the first anniversary date of this Indenture the Indenture Trustee shall deliver to the Depositor and the Master Servicer a final certification in the form annexed hereto as Exhibit C-2 evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon, and the Master Servicer shall forward a copy thereof to any Sub-Servicer.



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

                  If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Indenture Trustee finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Indenture Trustee shall so notify the Depositor and the Master Servicer. In addition, upon the discovery by the Indenture Trustee of a breach of any of the representations and warranties made by NC Capital in the Mortgage Loan Sale and Contribution Agreement in respect of any Mortgage Loan which materially adversely affects such Mortgage Loan or the interests of the related Noteholders in such Mortgage Loan, the Indenture Trustee or any other party discovering such breach shall give prompt written notice to the Depositor, the Master Servicer and NC Capital.

                  (b) Upon deposit of the Purchase Price in the Payment Account, the Indenture Trustee shall release to NC Capital the related Mortgage File and shall execute and deliver all instruments of transfer or assignment, without recourse, furnished to it by NC Capital as are necessary to vest in NC Capital title to and rights under the related Mortgage Loan. Such purchase shall be deemed to have occurred on the date on which certification of the deposit of the Purchase Price in the Payment Account was received by the Indenture Trustee.

                  Section 2.04. ACCEPTANCE OF CAP CONTRACTS BY INDENTURE TRUSTEE. The Issuer hereby directs the Indenture Trustee to execute, deliver and perform its obligations under the Cap Contracts on the Closing Date and thereafter on behalf of the Holders of the Notes. The Issuer and the Holders of the Notes by their acceptance of such Notes acknowledge and agree that the Indenture Trustee shall execute, deliver and perform its obligations under the Cap Contracts and shall do so solely in its capacity as Indenture Trustee of the Trust and not in its individual capacity.

                  The Indenture Trustee acknowledges receipt of the Cap Contracts and declares that it holds and will continue to hold these documents and any amendments, replacements or supplements thereto and all other assets of the Trust Estate as Indenture Trustee in trust for the use and benefit of all present and future Holders of the Notes. Every provision of this Indenture affording protection to the Indenture Trustee shall apply to the Indenture Trustee's execution of the Cap Contracts and the performance of its duties and satisfaction of its obligations thereunder.



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                                   ARTICLE III

                                    COVENANTS

                  Section 3.01. COLLECTION OF PAYMENTS WITH RESPECT TO THE MORTGAGE LOANS. The Indenture Trustee shall establish and maintain an Eligible Account (the "Payment Account") in which the Indenture Trustee shall deposit, on the same day as it is received from the Master Servicer, each remittance received by the Indenture Trustee with respect to the Mortgage Loans. The Indenture Trustee shall make all payments of principal of and interest on the Notes, subject to Section 3.03 as provided in Section 3.05 herein from monies on deposit in the Payment Account.

                  Section 3.02. MAINTENANCE OF OFFICE OR AGENCY. The Issuer will maintain an office or agency where, subject to satisfaction of conditions set forth herein, Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders may be made at the office of the Indenture Trustee's agent located at c/o DTC Transfer Services, 55 Water Street, Jeanette Park Entrance, New York, New York 10041, and notices and demands may be made or served at the Corporate Trust Office.

                  Section 3.03. MONEY FOR PAYMENTS TO BE HELD IN TRUST; PAYING AGENT. As provided in Section 3.01, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Payment Account pursuant to Section 3.01 shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Payment Account for payments of Notes shall be paid over to the Issuer except as provided in this Section 3.03. The Issuer hereby appoints the Indenture Trustee as its Paying Agent.

                  The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (ii) give the Indenture Trustee notice of any default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                  (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                  (iv) immediately resign as Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment;

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

                  (vi) not commence a bankruptcy proceeding against the Issuer in connection with this Indenture.

                  The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Request direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; PROVIDED, HOWEVER, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in an Authorized Newspaper published in the English language, notice that such money remains unclaimed and that, after a date specified therein which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee may also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

                  Section 3.04. EXISTENCE. The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Mortgage Loans and each other instrument or agreement included in the Trust Estate.

                  Section 3.05. PAYMENT OF PRINCIPAL AND INTEREST.

                  (a) On each Payment Date from amounts on deposit in the Payment Account in accordance with Section 8.02 hereof, the Indenture Trustee shall pay to the Persons specified below, to the extent provided therein, the Available Payment Amount for such Payment Date.

                  (b) (I) On each Payment Date, the Indenture Trustee shall withdraw from the Payment Account an amount equal to the Group I Interest Remittance Amount and pay to the Noteholders the following amounts, in the following order of priority:

                  (i) concurrently, to the Holders of each Class of Group I Notes, on a PRO RATA basis based on the entitlement of each such Class, an amount equal to the Senior Interest Payment Amount allocable to such Notes;

                  (ii) concurrently, to the Holders of each Class of Group II Notes, on a PRO RATA basis based on the entitlement of each such Class, the Senior Interest Payment Amount for such Notes, to the extent remaining unpaid after the payment of the Group II Interest Remittance Amount as set forth in Section 3.05(b)(II)(i).

                  (II) On each Payment Date, the Indenture Trustee shall withdraw from the Payment Account an amount equal to the Group II Interest Remittance Amount and pay to the Noteholders the following amounts, in the following order of priority:

                  (i) concurrently, to the Holders of each Class of Group II Notes, on a PRO RATA basis based on the entitlement of each such Class, an amount equal to the Senior Interest Payment Amount allocable to such Notes; and

                  (ii) concurrently, to the Holders of each Class of Group I Notes, on a PRO RATA basis based on the entitlement of each such Class, the Senior Interest Payment Amount for such Notes, to the extent remaining unpaid after the payment of the Group I Interest Remittance Amount as set forth in Section 3.05(b)(I)(i).

                  (III) On each Payment Date, following the payments made pursuant to Section 3.05(b)(I) and (II), the Indenture Trustee shall withdraw from the Payment Account an amount equal to any remaining Group I Interest Remittance Amount and Group II Interest Remittance Amount and pay to the Noteholders the following amounts, in the following order of priority:

                  (i) to the Holders of the Class M-1 Notes, an amount equal to the Interest Payment Amount allocable to the Class M-1 Notes;

                  (ii) to the Holders of the Class M-2 Notes, an amount equal to the Interest Payment Amount allocable to the Class M-2 Notes;

                  (iii) to the Holders of the Class M-3 Notes, an amount equal to the Interest Payment Amount allocable to the Class M-3 Notes;

                  (iv) to the Holders of the Class M-4 Notes, an amount equal to the Interest Payment Amount allocable to the Class M-4 Notes;

                  (v) to the Holders of the Class M-5 Notes, an amount equal to the Interest Payment Amount allocable to the Class M-5 Notes;

                  (vi) to the Holders of the Class M-6 Notes, an amount equal to the Interest Payment Amount allocable to the Class M-6 Notes;

                  (vii) to the Holders of the Class M-7 Notes, an amount equal to the Interest Payment Amount allocable to the Class M-7 Notes;

                  (viii) to the Holders of the Class M-8 Notes, an amount equal to the Interest Payment Amount allocable to the Class M-8 Notes; and

                  (ix) to the Holders of the Class M-9 Notes, an amount equal to the Interest Payment Amount allocable to the Class M-9 Notes.

                  (c) (I) On each Payment Date (a) prior to the Stepdown Date or
(b) on which a Trigger Event is in effect, the Group I Principal Payment Amount shall be paid in the following order of priority:

                  (i) to the Holders of the Group I Notes (allocated among the Group I Notes in the priority described below), until the Note Balances thereof have been reduced to zero; and

                  (ii) after taking into account the amount paid to the Holders of the Group II Notes pursuant to Section 3.05(c)(II)(i) on such Payment Date, to the Holders of the Group II Notes (allocated among the Group II Notes in the priority described below), until the Note Balances thereof have been reduced to zero.

                  (II) On each Payment Date (a) prior to the Stepdown Date or
(b) on which a Trigger Event is in effect, the Group II Principal Payment Amount shall be distributed in the following order of priority:

                  (i) to the Holders of the Group II Notes (allocated among the Group II Notes in the priority described below), until the Note Balances thereof have been reduced to zero; and

                  (ii) after taking into account the amount paid to the Holders of the Group I Notes pursuant to Section 3.05(c)(I)(i) on such Payment Date, to the Holders of the Group I Notes (allocated among the Group I Notes in the priority described below), until the Note Balances thereof have been reduced to zero.

                  (III) On each Payment Date (a) prior to the Stepdown Date or
(b) on which a Trigger Event is in effect, the sum of the Group I Principal Payment Amount and the Group II Principal Payment Amount remaining unpaid for such Payment Date shall be paid in the following order of priority:

                  (i) to the Holders of the Class M-1 Notes, until the Note Balance of such Class has been reduced to zero;

                  (ii) to the Holders of the Class M-2 Notes, until the Note Balance of such Class has been reduced to zero;

                  (iii) to the Holders of the Class M-3 Notes, until the Note Balance of such Class has been reduced to zero;

                  (iv) to the Holders of the Class M-4 Notes, until the Note Balance of such Class has been reduced to zero;

                  (v) to the Holders of the Class M-5 Notes, until the Note Balance of such Class has been reduced to zero;

                  (vi) to the Holders of the Class M-6 Notes, until the Note Balance of such Class has been reduced to zero;

                  (vii) to the Holders of the Class M-7 Notes, until the Note Balance of such Class has been reduced to zero;

                  (viii) to the Holders of the Class M-8 Notes, until the Note Balance of such Class has been reduced to zero; and

                  (ix) to the Holders of the Class M-9 Notes, until the Note Balance of such Class has been reduced to zero.

                  (IV) On each Payment Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group I Principal Payment Amount shall be paid in the following order of priority;

                  (x) to the Holders of the Group I Notes (allocated among the Group I Notes in the priority described below), the Group I Senior Principal Payment Amount, until the Note Balances thereof have been reduced to zero; and

                  (xi) to the Holders of the Group II Notes (allocated among the Group II Notes in the priority described below), an amount equal to the excess, if any, of (x) the amount required to be paid pursuant to
         Section 3.05(c)(V)(i) for such Payment Date over (y) the amount actually paid pursuant to Section 3.05(c)(V)(i) from the Group II Principal Payment Amount on such Payment Date.

                  (V) On each Payment Date (a) on or after the Stepdown Date and
(b) on which a Trigger Event is not in effect, the Group II Principal Payment Amount shall be distributed in the following order of priority;

                  (i) to the Holders of the Group II Notes (allocated among the Group II Notes in the priority described below), the Group II Senior Principal Payment Amount, until the Note Balances thereof have been reduced to zero; and

                  (ii) to the Holders of the Group I Notes (allocated among the Group I Notes in the priority described below), an amount equal to the excess, if any, of (x) the amount required to be paid pursuant to
         Section 3.05(c)(IV)(i) for such Payment Date over (y) the amount actually paid pursuant to Section 3.05(c)(IV)(i) from the Group I Principal Payment Amount on such Payment Date.

                  (VI) On each Payment Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the sum of the Group I Principal Payment Amount and the Group II Principal Payment Amount remaining unpaid shall be paid in the following order of priority:

                  (i) to the holders of the Class M-1 Notes, the Class M-1 Principal Payment Amount until the Note Balance thereof has been reduced to zero;

                  (ii) to the holders of the Class M-2 Notes, the Class M-2 Principal Payment Amount until the Note Balance thereof has been reduced to zero;

                  (iii) to the holders of the Class M-3 Notes, the Class M-3 Principal Payment Amount until the Note Balance thereof has been reduced to zero;

                  (iv) to the holders of the Class M-4 Notes, the Class M-4 Principal Payment Amount until the Note Balance thereof has been reduced to zero;

                  (v) to the holders of the Class M-5 Notes, the Class M-5 Principal Payment Amount until the Note Balance thereof has been reduced to zero;

                  (vi) to the holders of the Class M-6 Notes, the Class M-6 Principal Payment Amount until the Note Balance thereof has been reduced to zero;

                  (vii) to the holders of the Class M-7 Notes, the Class M-7 Principal Payment Amount until the Note Balance thereof has been reduced to zero;

                  (viii) to the holders of the Class M-8 Notes, the Class M-8 Principal Payment Amount until the Note Balance thereof has been reduced to zero; and

                  (ix) to the holders of the Class M-9 Notes, the Class M-9 Principal Payment Amount until the Note Balance thereof has been reduced to zero.

                  With respect to the Group I Notes and any Payment Date on which a Group I Sequential Trigger Event is not in effect, all principal payments will be paid concurrently to the Holders of each Class of Group I Notes on a PRO RATA basis based on the Note Balance of each such Class, until the Note Balance of each such Class of Group I Notes has been reduced to zero. With respect to the Group I Notes and any Payment Date on which a Group I Sequential Trigger Event is in effect, all principal payments will be paid sequentially, to the Holders of the Class A-1 Notes and the Class A-2 Notes, in that order, until the Note Balance of each such Class of Group I Notes has been reduced to zero; provided, however, on any Payment Date on which the aggregate Note Balance of the Mezzanine Notes and the Overcollateralization Amount has been reduced to zero, notwithstanding anything contained herein to the contrary, all payments of principal to the Group I Notes will be paid concurrently on a PRO RATA basis based on the Note Balance of each such Class.

                  With respect to the Group II Notes, all principal payments will be paid concurrently, on a PRO RATA basis (based on (i) the Note Balance of the Class A-3 Notes and (ii) the aggregate Note Balance of the Class A-4 Notes, the Class A-5 Notes and the Class A-6 Notes, respectively) to (a) the Class A-3 Notes and (b) sequentially, to the Class A-4 Notes, the Class A-5 Notes and the Class A-6 Notes, in that order, until their respective Note Balances have been reduced to zero; provided, however, that (A) on any Payment Date on which the aggregate Note Balance of the Mezzanine Notes and the Overcollateralized Amount has been reduced to zero and a Class A-4 Accelerated Amortization Event is not in effect, notwithstanding anything contained herein to the contrary, all payments of principal to the Group II Notes will be paid concurrently on a PRO RATA basis based on the Note Balance of each such Class and (B) on any Payment Date on which the aggregate Note Balance of the Mezzanine Notes and the Overcollateralization Amount has been reduced to zero and a Class A-4 Accelerated Amortization Event is in effect, notwithstanding anything contained herein to the contrary, all payments of principal to the Group II Notes will be paid first, to the Class A-4 Notes, until the Note Balance of the Class A-4 Notes has been reduced to zero and second, concurrently, to the Class A-3 Notes, the Class A-5 Notes and the Class A-6 Notes, on a PRO RATA basis based on the Note Balance of each such Class.

                  (d) On each Payment Date, the Net Monthly Excess Cashflow shall be paid by the Indenture Trustee as follows:

                  (i) to the Holders of the Class or Classes of Notes then entitled to receive payments in respect of principal, as part of the Group I Principal Payment Amount and the Group II Principal Payment Amount in an amount equal to the Overcollateralization Increase Amount for the Notes, applied to reduce the Note Balance of such Notes until the aggregate Note Balance of such Notes is reduced to zero;

                  (ii) to the Holders of the Class M-1 Notes, in an amount equal to the Interest Carry Forward Amount allocable to such Class of Notes;

                  (iii) to the Holders of the Class M-1 Notes, in an amount equal to the Allocated Realized Loss Amount allocable to such Notes;

                  (iv) to the Holders of the Class M-2 Notes, in an amount equal to the Interest Carry Forward Amount allocable to such Class of Notes;

                  (v) to the Holders of the Class M-2 Notes, in an amount equal to the Allocated Realized Loss Amount allocable to such Notes;

                  (vi) to the Holders of the Class M-3 Notes, in an amount equal to the Interest Carry Forward Amount allocable to such Class of Notes;

                  (vii) to the Holders of the Class M-3 Notes, in an amount equal to the Allocated Realized Loss Amount allocable to such Notes;

                  (viii) to the Holders of the Class M-4 Notes, in an amount equal to the Interest Carry Forward Amount allocable to such Class of Notes;

                  (ix) to the Holders of the Class M-4 Notes, in an amount equal to the Allocated Realized Loss Amount allocable to such Notes;

                  (x) to the Holders of the Class M-5 Notes, in an amount equal to the Interest Carry Forward Amount allocable to such Class of Notes;

                  (xi) to the Holders of the Class M-5 Notes, in an amount equal to the Allocated Realized Loss Amount allocable to such Notes;

                  (xii) to the Holders of the Class M-6 Notes, in an amount equal to the Interest Carry Forward Amount allocable to such Class of Notes;

                  (xiii) to the Holders of the Class M-6 Notes, in an amount equal to the Allocated Realized Loss Amount allocable to such Notes;

                  (xiv) to the Holders of the Class M-7 Notes, in an amount equal to the Interest Carry Forward Amount allocable to such Class of Notes;

                  (xv) to the Holders of the Class M-7 Notes, in an amount equal to the Allocated Realized Loss Amount allocable to such Notes;

                  (xvi) to the Holders of the Class M-8 Notes, in an amount equal to the Interest Carry Forward Amount allocable to such Class of Notes;

                  (xvii) to the Holders of the Class M-8 Notes, in an amount equal to the Allocated Realized Loss Amount allocable to such Notes;

                  (xviii) to the Holders of the Class M-9 Notes, in an amount equal to the Interest Carry Forward Amount allocable to such Class of Notes;

                  (xix) to the Holders of the Class M-9 Notes, in an amount equal to the Allocated Realized Loss Amount allocable to such Notes;

                  (xx) concurrently, to the Holders of the Class A Notes, on a PRO RATA basis based on the entitlement of each such Class, in an amount equal to the aggregate of any Prepayment Interest Shortfalls and any Relief Act Interest Shortfall on the Mortgage

         Loans allocated to such Notes, PRO RATA based on the entitlement of each such Class, in each case, without interest accrued thereon;

                  (xxi) sequentially, to the Holders of the Class M-1 Notes, the Class M-2 Notes, the Class M-3 Notes, the Class M-4 Notes, the Class M-5 Notes, the Class M-6 Notes, the Class M-7 Notes, the Class M-8 Notes and the Class M-9 Notes, in that order, in an amount equal to the allocated share for each such Class of Notes of any Prepayment Interest Shortfalls and any shortfalls resulting from the application of the Relief Act, in each case, without interest accrued thereon;

                  (xxii) to the Holders of the Class A Notes and the Mezzanine Notes (in the priority described below), the amount by which the aggregate Basis Risk Shortfall for such Payment Date exceeds the amounts received by the Indenture Trustee under the Cap Contracts;

                  (xxiii) sequentially, to the Holders of the Class M-1 Notes, the Class M-2 Notes, the Class M-3 Notes, the Class M-4 Notes, the Class M-5 Notes, the Class M-6 Notes, the Class M-7 Notes, the Class M-8 Notes and the Class M-9 Notes, in that order, in an amount equal to interest accrued on any Allocated Realized Loss Amounts for such Class of Notes, in each case at the related Note Rate;

                  (xxiv) in the event that a Class A-4 Accelerated Amortization Event is in effect, to the Holders of the Class A-4 Notes, in an amount equal to the Class A-4 Accelerated Amortization Amount, until the Note Balance of the Class A-4 Notes has been reduced to zero; and

                  (xxv) to the Owner Trustee, any fees, expenses and indemnities not otherwise paid and then, to the Holders of the Certificates, any remaining amounts.

                  On each Payment Date, all amounts representing Prepayment Charges in respect of the Mortgage Loans received during the related Prepayment Period will be withdrawn from the Payment Account and distributed by the Indenture Trustee to the Holders of the Certificates and shall not be available for payment to the Holders of any Class of Notes.

                  Following the foregoing payments, an amount equal to the amount of Subsequent Recoveries deposited into the Collection Account pursuant to Section 3.10 of the Servicing Agreement shall be applied to increase the Note Balance of the Class of Notes with the Highest Priority up to the extent of such Realized Losses previously unreimbursed to that Class of Notes pursuant to
Section 3.29. An amount equal to the amount of any remaining Subsequent Recoveries shall be applied to increase the Note Balance of the Class of Notes with the next Highest Priority, up to the amount of such Realized Losses previously allocated to that Class of Notes pursuant to Section 3.29. Holders of such Notes will not be entitled to any distribution in respect of interest on the amount of such increases for any Interest Accrual Period preceding the Payment Date on which such increase occurs. Any such increases shall be applied to the Note Balance of each Note of such Class in accordance with its respective Percentage Interest.

                  (e) On each Payment Date, after making the distributions of the Available Payment Amount as set forth above, the Indenture Trustee will determine the amount of any

Basis Risk Shortfalls with respect to the Class A Notes and the Mezzanine Notes for such Payment Date and pay such amount in the following order of priority:

                  (i) any amounts received by the Indenture Trustee in respect of the Class A-2 Cap Contract will be paid to the Class A-2 Notes to the extent of any related Basis Risk Shortfall;

                  (ii) any amounts received by the Indenture Trustee in respect of the Group II Cap Contract will be paid to the Group II Notes, on a PRO RATA basis based on the Note Balance of each such Class, to the extent of the related Basis Risk Shortfall for such Payment Date and then on a PRO RATA basis based on the remaining unpaid Basis Risk Shortfall for each such Class;

                  (iii) any amounts received by the Indenture Trustee in respect of the Mezzanine Cap Contract will be paid to the Mezzanine Notes, on a PRO RATA basis based on the Note Balance of each such Class, to the extent of the related Basis Risk Shortfall for such Payment Date and then on a PRO RATA basis based on the remaining unpaid Basis Risk Shortfall for each such Class; and

                  (iv) Any amounts from the Net Monthly Excess Cashflow will be paid as follows, in each case to the extent of the applicable Basis Risk Shortfall:

                           (a) concurrently to each Class of Class A Notes, on a
                  PRO RATA basis based on the Basis Risk Shortfall due on each such Class on such Payment Date, to the extent not paid pursuant to Section 3.05(e)(i) and Section 3.05(e)(ii) above; and

                           (b) sequentially, to the Class M-1 Notes, the Class
                  M-2 Notes, the Class M-3 Notes, the Class M-4 Notes, the Class M-5 Notes, the Class M-6 Notes, the Class M-7 Notes, the Class M-8 Notes and the Class M-9 Notes, in that order, to the extent not paid pursuant to Section 3.05(e)(iii) above.

                  (f) Each payment with respect to a Book-Entry Note shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such payment to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such payment to the Note Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Note Owners that it represents. None of the Indenture Trustee, the Note Registrar, the Paying Agent, the Depositor or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Indenture or applicable law.

                  (g) On each Payment Date, the Certificate Paying Agent shall deposit in the Certificate Distribution Account all amounts it received pursuant to this Section 3.05 for the purpose of distributing such funds pursuant to the Trust Agreement.

                  (h) Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall, if such

Holder shall have so requested at least five Business Days prior to the related Record Date, be paid to each Holder of record on the preceding Record Date, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or in all other cases or if no such instructions have been delivered to the Indenture Trustee, by check to such Noteholder mailed to such Holder's address as it appears in the Note Register in the amount required to be paid to such Holder on such Payment Date pursuant to such Holder's Notes; PROVIDED, HOWEVER, that the Indenture Trustee shall not pay to such Holders any amount required to be withheld from a payment to such Holder by the Code.

                  (i) The principal of each Note shall be due and payable in full on the Final Stated Maturity Date for such Note as provided in the forms of Notes set forth in Exhibits A-1 through A-13 to this Indenture. All principal payments on the Notes shall be made to the Noteholders entitled thereto in accordance with the Percentage Interests represented by such Notes. The Indenture Trustee shall notify the Person in whose name a Notes is registered at the close of business on the Record Date preceding the Final Stated Maturity Date or other final Payment Date (including any final Payment Date resulting from any redemption pursuant to Section 8.07 hereof). Such notice shall to the extent practicable be mailed no later than five Business Days prior to such Final Stated Maturity Date or other final Payment Date and shall specify that payment of the principal amount and any interest due with respect to such Note at the Final Stated Maturity Date or other final Payment Date will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for such final payment. No interest shall accrue on the Notes on or after the Final Stated Maturity Date or any such other final Payment Date.

                  Section 3.06. Protection of Trust Estate.

                  (a) The Issuer will from time to time prepare, execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                  (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

                  (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                  (iii) cause the Issuer or Master Servicer to enforce any of the rights to the Mortgage Loans; or

                  (iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties.

                  (b) Except as otherwise provided in this Indenture, the Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section 3.07 hereof (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered on the Closing Date pursuant to Section 3.07(a) hereof, or if no Opinion of Counsel has yet been delivered pursuant to Section 3.07(b) hereof, unless the Indenture Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions).

                  The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to sign any financing statement, continuation statement or other instrument required to be signed pursuant to this Section 3.06 upon the Issuer's preparation thereof and delivery to the Indenture Trustee.

                  Section 3.07. OPINIONS AS TO TRUST ESTATE.

                  (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Owner Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and first priority security interest in the Collateral and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and first priority security interest effective.

                  (b) On or before April 15th in each calendar year, beginning in 2005, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and first priority security interest in the Collateral and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest in the Collateral until December 31st in the following calendar year.

                  Section 3.08. PERFORMANCE OF OBLIGATIONS.

                  The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate.

                  The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.

The Issuer will not take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any of the documents relating to the Mortgage Loans or under any instrument included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents relating to the Mortgage Loans or any such instrument, except such actions as the Master Servicer is expressly permitted to take in the Servicing Agreement. The Indenture Trustee may exercise the rights of the Issuer to direct the actions of the Master Servicer pursuant to the Servicing Agreement.

                  The Issuer may retain an administrator and may enter into contracts with other Persons for the performance of the Issuer's obligations hereunder, and performance of such obligations by such Persons shall be deemed to be performance of such obligations by the Issuer.

                  Section 3.09. NEGATIVE COVENANTS. So long as any Notes are Outstanding, the Issuer shall not:

                  (i) except as expressly permitted by this Indenture, sell, transfer, exchange or otherwise dispose of the Trust Estate, unless directed to do so by the Indenture Trustee;

                  (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

                  (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or (C) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

                  (iv) waive or impair, or fail to assert rights under, the Mortgage Loans, or impair or cause to be impaired the Issuer's interest in the Mortgage Loans, the Mortgage Loan Sale and Contribution Agreement or in any Basic Document, if any such action would materially and adversely affect the interests of the Noteholders.

                  Section 3.10. [RESERVED.]

                  Section 3.11. [RESERVED.]

                  Section 3.12. REPRESENTATIONS AND WARRANTIES CONCERNING THE MORTGAGE LOANS. The Indenture Trustee, as pledgee of the Mortgage Loans, has the benefit of the representations and warranties made by NC Capital in the Mortgage Loan Sale and Contribution Agreement concerning NC Capital, the Seller and the Mortgage Loans to the same extent as though such representations and warranties were made directly to the Indenture Trustee. If a Responsible Officer of the Indenture Trustee has actual knowledge of any breach of any representation or warranty made by NC Capital in the Mortgage Loan Sale and Contribution Agreement, the Indenture Trustee shall promptly notify NC Capital of such finding and NC Capital's obligation to cure such defect or repurchase or substitute for the related Mortgage Loan.

                  Section 3.13. AMENDMENTS TO SERVICING AGREEMENT. The Issuer covenants with the Indenture Trustee that it will not enter into any amendment or supplement to the Servicing Agreement without the prior written consent of the Indenture Trustee.

                  Section 3.14. MASTER SERVICER AS AGENT AND BAILEE OF THE INDENTURE TRUSTEE. Solely for purposes of perfection under Section 9-305 of the UCC or other similar applicable law, rule or regulation of the state in which such property is held by the Master Servicer, the Issuer and the Indenture Trustee hereby acknowledge that the Master Servicer is acting as bailee of the Indenture Trustee in holding amounts on deposit in the Collection Account, as well as its bailee in holding any Related Documents released to the Master Servicer, and any other items constituting a part of the Trust Estate which from time to time come into the possession of the Master Servicer. It is intended that, by the Master Servicer's acceptance of such bailee arrangement, the Indenture Trustee, as a secured party of the Mortgage Loans, will be deemed to have possession of such Related Documents, such monies and such other items for purposes of Section 9-305 of the UCC of the state in which such property is held by the Master Servicer. The Indenture Trustee shall not be liable with respect to such documents, monies or items while in possession of the Master Servicer.

                  Section 3.15. INVESTMENT COMPANY ACT. The Issuer shall not become an "investment company" or be under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term "investment company" but also any available exceptions to such general definition); PROVIDED, HOWEVER, that the Issuer shall be in compliance with this
Section 3.15 if it shall have obtained an order exempting it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in such order.

                  Section 3.16. ISSUER MAY CONSOLIDATE, ETC.

                  (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

                  (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form reasonably satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes, and all other amounts payable to the Indenture Trustee, the payment to the Certificate Paying Agent of all amounts due to the Certificateholders, and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                  (ii) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing;

                  (iii) the Rating Agencies shall have notified the Issuer that such transaction shall not cause the rating of the Notes to be reduced, suspended or withdrawn or to be considered by either Rating Agency to be below investment grade;

                  (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered a copy thereof to the Indenture Trustee) to the effect that such transaction will not (A) result in a "substantial modification" of the Notes under Treasury Regulation section 1.1001-3, or adversely affect the status of the Notes as indebtedness for federal income tax purposes, or (B) if 100% of the Certificates are not owned by the Seller, cause the Trust to be subject to an entity level tax for federal income tax purposes;

                  (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                  (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for or relating to such transaction have been complied with (including any filing required by the Exchange Act), and that such supplemental indenture is enforceable.

                  (b) The Issuer shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

                  (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer, the conveyance or transfer of which is hereby restricted, shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state thereof, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of the Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer and the Indenture Trustee against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                  (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                  (iii) the Rating Agencies shall have notified the Issuer that such transaction shall not cause the rating of the Notes to be reduced, suspended or withdrawn;

                  (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered a copy thereof to the Indenture Trustee) to the effect that such transaction will not (A) result in a "substantial modification" of the Notes under Treasury Regulation section 1.1001-3, or adversely affect the status of the Notes as indebtedness for federal income tax purposes, or (B) if 100% of the Certificates are not owned by the Seller, cause the Trust to be subject to an entity level tax for federal income tax purposes;

                  (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                  (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

                  Section 3.17. SUCCESSOR OR TRANSFEREE.

                  (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.16(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

                  (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.16(b), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee of such conveyance or transfer.

                  Section 3.18. NO OTHER BUSINESS. The Issuer shall not engage in any business other than financing, purchasing, owning and selling and managing the Mortgage Loans and the issuance of the Notes and Certificates in the manner contemplated by this Indenture and the Basic Documents and all activities incidental thereto.

                  Section 3.19. NO BORROWING. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes under this Indenture.

                  Section 3.20. GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES. Except as contemplated by this Indenture or the Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

                  Section 3.21. CAPITAL EXPENDITURES. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

                  Section 3.22. DETERMINATION OF NOTE RATE. On each Interest Determination Date, the Indenture Trustee shall determine One-Month LIBOR and the related Note Rate for each Class of Notes for the following Interest Accrual Period. The establishment of One-Month LIBOR on each Interest Determination Date by the Indenture Trustee and the Indenture Trustee's calculation of the rate of interest applicable to each Class of Notes for the related Accrual Period shall (in the absence of manifest error) be final and binding.

                  Section 3.23. RESTRICTED PAYMENTS. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; PROVIDED, HOWEVER, that the Issuer may make, or cause to be made, (x) distributions and payments to the Owner Trustee, the Indenture Trustee, Noteholders and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under this Indenture and the Trust Agreement and (y) payments to the Master Servicer pursuant to the terms of the Servicing Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the Basic Documents.

                  Section 3.24. NOTICE OF EVENTS OF DEFAULT. The Issuer shall give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder and under the Trust Agreement.

                  Section 3.25. FURTHER INSTRUMENTS AND ACTS. Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                  Section 3.26. STATEMENTS TO NOTEHOLDERS. On each Payment Date, the Indenture Trustee and the Certificate Registrar shall prepare and make available on the Indenture Trustee's website, https://www.corporatetrust.db.com/invr (or deliver at the recipient's option), to each Noteholder and Certificateholder the most recent statement prepared by the Indenture Trustee pursuant to Section 7.05 hereof.

                  Section 3.27. [RESERVED].

                  Section 3.28. CERTAIN REPRESENTATIONS REGARDING THE TRUST
                                ESTATE.

                  (a) With respect to that portion of the Collateral described in clauses (a) through (d) of the definition of Trust Estate, the Issuer represents to the Indenture Trustee that:

                  (i) This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Indenture Trustee, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Issuer.

                  (ii) The Collateral constitutes "deposit accounts" or "instruments," as applicable, within the meaning of the applicable UCC.

                  (iii) The Issuer owns and has good and marketable title to the Collateral, free and clear of any lien, claim or encumbrance of any Person.

                  (iv) The Issuer has taken all steps necessary to cause the Indenture Trustee to become the account holder of the Collateral.

                  (v) Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral.

                  (vi) The Collateral is not in the name of any Person other than the Issuer or the Indenture Trustee. The Issuer has not consented to the bank maintaining the Collateral to comply with instructions of any Person other than the Indenture Trustee.

                  (b) With respect to that portion of the Collateral described in clause (e), the Issuer represents to the Indenture Trustee that:

                  (i) This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Indenture Trustee, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Issuer.

                  (ii) The Collateral constitutes "general intangibles" within the meaning of the applicable UCC.

                  (iii) The Issuer owns and has good and marketable title to the Collateral, free and clear of any lien, claim or encumbrance of any Person.

                  (iv) Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral.

                  (c) With respect to any Collateral in which a security interest may be perfected by filing, the Issuer has not authorized the filing of, and is not aware of any financing statements against, the Issuer, that include a description of collateral covering such Collateral, other than any financing statement relating to the security interest granted to the Indenture

Trustee hereunder or that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.

                  (d) The Issuer has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in all Collateral granted to the Indenture Trustee hereunder in which a security interest may be perfected by filing and the Issuer will cause such security interest to be maintained. Any financing statement that is filed in connection with this Section 3.28 shall contain a statement that a purchase or security interest in any collateral described therein will violate the rights of the secured party named in such financing statement.

                  (e) The foregoing representations may not be waived and shall survive the issuance of the Notes.

                  Section 3.29. ALLOCATION OF REALIZED LOSSES.

                  (a) All Realized Losses on the Mortgage Loans shall be allocated by the Indenture Trustee on each Payment Date as follows: first, to the Net Monthly Excess Cashflow for the related Interest Accrual Period; second, to the Overcollateralized Amount, until the Overcollateralized Amount has been reduced to zero; third, to the Class M-9 Notes until the Note Balance thereof has been reduced to zero; fourth, to the Class M-8 Notes until the Note Balance thereof has been reduced to zero; fifth, to the Class M-7 Notes until the Note Balance thereof has been reduced to zero; sixth, to the Class M-6 Notes until the Note Balance thereof has been reduced to zero; seventh, to the Class M-5 Notes until the Note Balance thereof has been reduced to zero; eighth, to the Class M-4 Notes until the Note Balance thereof has been reduced to zero; ninth, to the Class M-3 Notes until the Note Balance thereof has been reduced to zero; tenth, to the Class M-2 Notes until the Note Balance thereof has been reduced to zero; and eleventh, to the Class M-1 Notes until the Note Balance thereof has been reduced to zero.

                  (b) All Realized Losses to be allocated to the Note Balances of all Classes on any Payment Date shall be so allocated after the actual payments to be made on such date as provided above. All references above to the Note Balance of any Class of Notes shall be to the Note Balance of such Class immediately prior to the relevant Payment Date, before reduction thereof by any Realized Losses, in each case to be allocated to such Class of Notes, on such Payment Date.

                  Any allocation of Realized Losses to a Mezzanine Note on any Payment Date shall be made by reducing the Note Balance thereof by the amount so allocated. No allocations of any Realized Losses shall be made to the Note Balances of the Class A Notes.

                  As used herein, an allocation of a Realized Loss on a "PRO RATA basis" among two or more specified Classes of Notes means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Notes on the basis of their then outstanding Note Balances prior to giving effect to payments to be made on such Payment Date. All Realized Losses and all other losses allocated to a Class of Notes hereunder will be allocated among the Notes of such Class in proportion to the Percentage Interests evidenced thereby.

                  Section 3.30. ALLOCATION OF CERTAIN INTEREST SHORTFALLS. For purposes of calculating the amount of Accrued Note Interest and the amount of the Interest Payment Amount for the Class A Notes and the Mezzanine Notes for any Payment Date, the aggregate amount of any Prepayment Interest Shortfalls (to the extent not covered by payments by the Master Servicer pursuant to Section
3.24 of the Servicing Agreement) and any Relief Act Interest Shortfall incurred in respect of the Mortgage Loans for any Payment Date shall be allocated first, to the Net Monthly Excess Cashflow for such Payment Date and, thereafter, among the Class A Notes and the Mezzanine Notes on a PRO RATA basis based on, and to the extent of, one month's interest at the then applicable respective Note Rate on the respective Note Balance of each such Note.

                                   ARTICLE IV

               THE NOTES; SATISFACTION AND DISCHARGE OF INDENTURE

                  Section 4.01. THE NOTES. Each Class of Notes shall be registered in the name of a nominee designated by the Depository. Beneficial Owners will hold interests in the Notes through the book-entry facilities of the Depository in minimum initial Note Balances of $25,000 and integral multiples of $1 in excess thereof.

                  The Indenture Trustee may for all purposes (including the making of payments due on the Notes) deal with the Depository as the authorized representative of the Beneficial Owners with respect to the Notes for the purposes of exercising the rights of Holders of the Notes hereunder. Except as provided in the next succeeding paragraph of this Section 4.01, the rights of Beneficial Owners with respect to the Notes shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and Depository Participants. Except as provided in Section 4.08 hereof, Beneficial Owners shall not be entitled to definitive notes for the Notes as to which they are the Beneficial Owners. Requests and directions from, and votes of, the Depository as Holder of the Notes shall not be deemed inconsistent if they are made with respect to different Beneficial Owners. The Indenture Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Noteholders and give notice to the Depository of such record date. Without the consent of the Issuer and the Indenture Trustee, no Note may be transferred by the Depository except to a successor Depository that agrees to hold such Note for the account of the Beneficial Owners.

                  In the event the Depository Trust Company resigns or is removed as Depository, the Indenture Trustee with the approval of the Issuer may appoint a successor Depository. If no successor Depository has been appointed within 30 days of the effective date of the Depository's resignation or removal, each Beneficial Owner shall be entitled to certificates representing the Notes it beneficially owns in the manner prescribed in Section 4.08.

                  The Notes shall, on original issue, be executed on behalf of the Issuer by the Owner Trustee, not in its individual capacity but solely as Owner Trustee, authenticated by the Indenture Trustee and delivered by the Indenture Trustee to or upon the order of the Issuer.

                  Section 4.02. REGISTRATION OF AND LIMITATIONS ON TRANSFER AND EXCHANGE OF NOTES; APPOINTMENT OF NOTE REGISTRAR AND CERTIFICATE.

                  The Issuer shall cause to be kept at the Corporate Trust Office a Note Register in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided.

                  Subject to the restrictions and limitations set forth below, upon surrender for registration of transfer of any Note at the Corporate Trust Office, the Issuer shall execute and the Note Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes in authorized initial Note Balances evidencing the same Class and aggregate Percentage Interests.

                  Subject to the foregoing, at the option of the Noteholders, Notes may be exchanged for other Notes of like tenor and in authorized initial Note Balances evidencing the same Class and aggregate Percentage Interests upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Note Registrar. Whenever any Notes are so surrendered for exchange, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver the Notes which the Noteholder making the exchange is entitled to receive. Each Note presented or surrendered for registration of transfer or exchange shall (if so required by the Note Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Note Registrar duly executed by the Holder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company located or having a correspondent located in the city of New York. Notes delivered upon any such transfer or exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Notes surrendered.

                  No service charge shall be made for any registration of transfer or exchange of Notes, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

                  The Issuer hereby appoints the Indenture Trustee as (i) Certificate Registrar to keep at its Corporate Trust Office a Certificate Register pursuant to Section 3.09 of the Trust Agreement in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges thereof pursuant to Section 3.05 of the Trust Agreement and (ii) Note Registrar under this Indenture. The Indenture Trustee hereby accepts such appointments.

                  Section 4.03. MUTILATED, DESTROYED, LOST OR STOLEN NOTES. If
(i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; PROVIDED, HOWEVER, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original
Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

                  Upon the issuance of any replacement Note under this Section 4.03, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

                  Every replacement Note issued pursuant to this Section 4.03 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                  The provisions of this Section 4.03 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

                  Section 4.04. PERSONS DEEMED OWNERS. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee, the Paying Agent and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Indenture Trustee, the Paying Agent nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

                  Section 4.05. CANCELLATION. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 4.05, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Request that they be destroyed or returned to it; PROVIDED, HOWEVER, that such Issuer Request is timely and the Notes have not been previously disposed of by the Indenture Trustee.

                  Section 4.06. BOOK-ENTRY NOTES. The Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Depository, by, or on behalf of, the Issuer. The Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Depository, and no Beneficial Owner will receive a Definitive Note representing such Beneficial Owner's interest in such Note, except as provided in Section 4.08. With respect to such Notes, unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Beneficial Owners pursuant to Section 4.08:

                  (i) the provisions of this Section 4.06 shall be in full force and effect;

                  (ii) the Note Registrar, the Paying Agent and the Indenture Trustee shall be entitled to deal with the Depository for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Beneficial Owners of the Notes;

                  (iii) to the extent that the provisions of this Section 4.06 conflict with any other provisions of this Indenture, the provisions of this Section 4.06 shall control;

                  (iv) the rights of Beneficial Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Owners of Notes and the Depository and/or the Depository Participants. Unless and until Definitive Notes are issued pursuant to Section 4.08, the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Notes to such Depository Participants; and

                  (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Note Balances of the Notes, the Depository shall be deemed to represent such percentage with respect to the Notes only to the extent that it has received instructions to such effect from Beneficial Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

                  Section 4.07. NOTICES TO DEPOSITORY. Whenever a notice or other communication to the Note Holders is required under this Indenture, unless and until Definitive Notes shall have been issued to Beneficial Owners pursuant to Section 4.08, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes to the Depository, and shall have no obligation to the Beneficial Owners.

                  Section 4.08. DEFINITIVE NOTES. If (i) the Indenture Trustee determines that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Notes and the Indenture Trustee is unable to locate a qualified successor or (ii) after the occurrence of an Event of Default, Beneficial Owners of Notes representing beneficial interests aggregating at least a majority of the Note Balances of the Notes advise the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Beneficial Owners, then the Depository shall notify all Beneficial Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Beneficial Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Depository, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Depository. None of the Issuer, the

Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

                  Section 4.09. TAX TREATMENT. The Issuer has entered into this Indenture, and the Notes will be issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness. The Issuer and the Indenture Trustee (in accordance with Section 6.06 hereof), by entering into this Indenture, and each Noteholder, by its acceptance of its Note (and each Beneficial Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

                  Section 4.10. SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.06, 3.09, 3.17, 3.19 and 3.20, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.07 and the obligations of the Indenture Trustee under Section 4.11) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes and shall release and deliver the Collateral to or upon the order of the Issuer, when

                  (A) either

                  (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 4.03 hereof and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

                  (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation (a) have become due and payable, (b) will become due and payable at the Final Stated Maturity Date within one year, or (c) have been called for early redemption pursuant to Section
         8.07 hereof, and the Issuer, in the case of (a) or (b) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes then outstanding not theretofore delivered to the Indenture Trustee for cancellation when due on the Final Stated Maturity Date or other final Payment Date, or, in the case of (c) above, the Issuer shall have complied with all requirements of Section 8.07 hereof,

                  (B) the Issuer has paid or caused to be paid all other sums payable hereunder; and

                  (C) the Issuer has delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel, each meeting the applicable requirements of Section 10.01 hereof, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and, if the Opinion of Counsel relates to a deposit made in connection with Section 4.10(A)(2)(b) above, such opinion shall further be to the effect that such deposit will constitute an "in-substance defeasance" within the meaning of Revenue Ruling 85-42, 1985-1 C.B. 36, and in accordance therewith, the Issuer will be the owner of the assets deposited in trust for federal income tax purposes.

                  Section 4.11. APPLICATION OF TRUST MONEY. All monies deposited with the Indenture Trustee pursuant to Section 4.10 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent or the Issuer, Certificate Paying Agent as designee of the Issuer, as the Indenture Trustee may determine, to the Holders of Notes or Certificates, of all sums due and to become due thereon for principal and interest or otherwise; but such monies need not be segregated from other funds except to the extent required herein or required by law.

                  Section 4.12. DERIVATIVE CONTRACTS FOR BENEFIT OF THE CERTIFICATES. At any time on or after the Closing Date, the Issuer shall have the right to convey to the Trust Estate, solely for the benefit of the Holder of the Certificates, a derivative contract or comparable instrument. Any such instrument shall constitute a fully prepaid agreement. All collections, proceeds and other amounts in respect of such an instrument shall be distributed to the Certificates on the Payment Date following receipt thereof by the Indenture Trustee.

                  Section 4.13. Section 4.13. REPAYMENT OF MONIES HELD BY PAYING AGENT. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Person other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.05 and thereupon such Person shall be released from all further liability with respect to such monies.

                  Section 4.14. TEMPORARY NOTES. Pending the preparation of any Definitive Notes, the Issuer may execute and upon its written direction, the Indenture Trustee may authenticate and make available for delivery, temporary Notes that are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

                  If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of the Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office of the Indenture Trustee located at c/o DTC Transfer Services, 55 Water

Street, Jeanette Park Entrance, New York, New York 10041, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and make available for delivery, in exchange therefor, Definitive Notes of authorized denominations and of like tenor, class and aggregate principal amount. Until so exchanged, such temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

                  Section 4.15. REPRESENTATION REGARDING ERISA. By acquiring a Note or interest therein, each Holder of such Note or Beneficial Owner of any such interest will be deemed to represent that either (1) it is not acquiring the Note with Plan Assets or (2) (A) the acquisition, holding and transfer of such Note will not give rise to a non-exempt prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code and (B) the Notes are rated investment grade or better and such person believes that the Notes are properly treated as indebtedness without substantial equity features for purposes of the Department of Labor regulation 29 C.F.R. ss. 2510.3-101, and agrees to so treat the Notes. Alternatively, regardless of the rating of the Notes, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuer, the Seller, NC Capital, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer which opines that the acquisition, holding and transfer of such Note or interest therein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuer, the Seller, NC Capital, the Depositor, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

                                   ARTICLE V

                              DEFAULT AND REMEDIES

                  Section 5.01. EVENTS OF DEFAULT. The Issuer shall deliver to the Indenture Trustee, written notice in the form of an Officer's Certificate, within five days after learning of the occurrence of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii), (iv) or (v) of the definition of "Event of Default," its status and what action the Issuer is taking or proposes to take with respect thereto. The Indenture Trustee shall not be deemed to have knowledge of any Event of Default unless a Responsible Officer has actual knowledge thereof or unless written notice of such Event of Default is received by a Responsible Officer and such notice references the Notes, the Trust Estate or this Indenture.

                  Section 5.02. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee at the written direction of the Holders of Notes representing not less than a majority of the aggregate Note Balance of the Notes, together with accrued and unpaid interest thereon through the date of acceleration shall become immediately due and payable.

                  At any time after such declaration of acceleration of maturity with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, Holders of the Notes representing not less than a majority of the aggregate Note Balance of the Notes, by written notice to the Issuer and the Indenture Trustee, may waive the related Event of Default and rescind and annul such declaration and its consequences if

                  (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay (a) all payments of principal of and interest on the Notes and all other amounts that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred; and (b) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

                  (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

                  No such rescission shall affect any subsequent default or impair any right consequent thereto.

                  Section 5.03. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY INDENTURE TRUSTEE.

                  (a) The Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer shall, upon demand of the Indenture Trustee, at the direction of the Holders of a majority of the aggregate Note Balance of the Notes, pay to the Indenture Trustee, for the benefit of the Holders of Notes, the whole amount then due and payable on the Notes for principal and interest, with interest at the applicable Note Rate upon the overdue principal, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

                  (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, subject to the provisions of Section 10.16 hereof may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon the Notes and collect in the manner provided by law out of the property of the Issuer or other obligor the Notes, wherever situated, the monies adjudged or decreed to be payable.

                  (c) If an Event of Default occurs and is continuing, the Indenture Trustee, subject to the provisions of Section 10.16 hereof may, as more particularly provided in Section 5.04 hereof, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings, as directed in writing by Holders of a majority of the aggregate Note Balance of the Notes, to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

                  (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, as directed in writing by Holders of a majority of the aggregate Note Balance of the Notes, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                  (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf, and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property; and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee.

                  (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

                  (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes, subject to Section 5.05 hereof.

                  (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

                  Section 5.04. REMEDIES; PRIORITIES.

                  (a) If an Event of Default shall have occurred and be continuing and if an acceleration has been declared and not rescinded pursuant to Section 5.02 hereof, the Indenture Trustee subject to the provisions of
Section 10.16 hereof may, and shall, at the written direction of the Holders of a majority of the aggregate Note Balance of the Notes, do one or more of the following (subject to Section 5.05 hereof):

                  (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

                  (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

                  (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes; and

                  (iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; PROVIDED, HOWEVER, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, unless (A) the Indenture Trustee obtains the consent of the Holders of 100% of the aggregate Note Balance of the Notes, (B) the proceeds of such sale or liquidation distributable to the Holders of the Notes are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest or (C) the Indenture Trustee determines that the Mortgage Loans will not continue to provide sufficient funds for the payment of principal of and interest on the applicable Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the Holders of a majority of the aggregate Note Balance of the Notes. In determining such sufficiency or insufficiency with respect to clause (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon written advice or an opinion (obtained at the expense of the Trust) of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose. Notwithstanding the foregoing, so long as a Master Servicer Event of Default has not occurred, any sale of the Trust Estate shall be made subject to the continued servicing of the Mortgage Loans by the Master Servicer as provided in the Servicing Agreement.

                  (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the following order:

                  (i) to the Indenture Trustee for amounts due under Section
         6.07 hereof and to the Owner Trustee for amounts due pursuant to
         Article VII of the Trust Agreement;

                  (ii) to the Noteholders for amounts due and unpaid on the Notes (including Interest Carryforward Amount but not including any Basis Risk Shortfalls) with respect to interest, first, concurrently, to the Holders of each Class of Class A Notes, on a PRO RATA basis based on the entitlement of each such Class, second, to the Holders of the Class M-1 Notes, third, to the Holders of the Class M-2 Notes, fourth, to the Holders of the Class M-3 Notes, fifth, to the Holders of the Class M-4 Notes, sixth, to the Holders of the Class M-5 Notes, seventh, to the Holders of the Class M-6 Notes, eighth, to the Holders of the Class M-7 Notes, ninth, to the Holders of the Class M-8 Notes and tenth, to the Holders of the Class M-9 Notes, according to the amounts due and payable on the Notes for interest;

                  (iii) to the Noteholders for amounts due and unpaid on the Notes with respect to principal, first, concurrently, to the Holders of each Class of Class A Notes, on a PRO RATA basis based on the Note Balance of each such Class, second, to the Holders of the Class M-1 Notes, third, to the Holders of the Class M-2 Notes, fourth, to the Holders of the Class M-3 Notes, fifth, to the Holders of the Class M-4 Notes, sixth, to the Holders of the Class M-5 Notes, seventh, to the Holders of the Class M-6 Notes, eighth, to the Holders of the Class M-7 Notes, ninth, to the Holders of the Class M-8 Notes and tenth, to the Holders of the Class M-9 Notes, according to the amounts due and payable on such Notes for principal, in each case, until the Note Balance of each such Class is reduced to zero;

                  (iv) to the Noteholders for the amount of any related Allocated Realized Loss Amount (with interest on such Allocated Realized Loss Amount at the related Note Rate) not previously paid, first, to the Holders of the Class M-1 Notes, second, to the Holders of the Class M-2 Notes, third, to the Holders of the Class M-3 Notes, fourth, to the Holders of the Class M-4 Notes, fifth, to the Holders of the Class M-5 Notes, sixth, to the Holders of the Class M-6 Notes, seventh, to the Holders of the Class M-7 Notes, eighth, to the Holders of the Class M-8 Notes and ninth, to the Holders of the Class M-9 Notes;

                  (v) to the Noteholders for amounts due and unpaid on the Notes with respect to any related Basis Risk Shortfalls, first, concurrently, to the Holders of each Class of Class A Notes, on a PRO RATA basis based on the Basis Risk Shortfalls for each such Class, second, to the Holders of the Class M-1 Notes, third, to the Holders of the Class M-2 Notes, fourth, to the Holders of the Class M-3 Notes, fifth, to the Holders of the Class M-4 Notes, sixth, to the Holders of the Class M-5 Notes, seventh, to the Holders of the Class M-6 Notes, eighth, to the Holders of the Class M-7 Notes, ninth, to the Holders of the Class M-8 Notes and tenth, to the Holders of the Class M-9 Notes, according to the amounts due and payable on the Notes with respect thereto, from amounts available in the Trust Estate for the Noteholders; and

                  (vi) to the payment of the remainder, if any to the Certificate Paying Agent on behalf of the Issuer or to any other person legally entitled thereto.

                  The Indenture Trustee may fix a record date and Payment Date for any payment to Noteholders pursuant to this Section 5.04. At least 15 days before such record date, the

Indenture Trustee shall mail to each Noteholder a notice that states the record date, the Payment Date and the amount to be paid.

                  Section 5.05. OPTIONAL PRESERVATION OF THE TRUST ESTATE. If the Notes have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may elect to take and maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes and other obligations of the Issuer and the Indenture Trustee shall take such desire into account when determining whether or not to take and maintain possession of the Trust Estate. In determining whether and how to take and maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon the written advice or an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

                  Section 5.06. LIMITATION OF SUITS. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless and subject to the provisions of Section 10.16 hereof

                  (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                  (ii) the Holders of not less than 25% of the aggregate Note Balance of the Notes have made a written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                  (iii) such Holder or Holders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

                  (iv) the Indenture Trustee for 60 days after its receipt of such notice of request and offer of indemnity has failed to institute such Proceedings; and

                  (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Note Balances of the Notes.

                  It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

                  Section 5.07. UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST.

                  Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

                  Section 5.08. RESTORATION OF RIGHTS AND REMEDIES. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

                  Section 5.09. RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  Section 5.10. DELAY OR OMISSION NOT A WAIVER. No delay or omission of the Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

                  Section 5.11. CONTROL BY NOTEHOLDERS. The Holders of a majority of the aggregate Note Balance of Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

                  (i) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (ii) any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by Holders of Notes representing not less than 100% of the Note Balances of the Notes;

                  (iii) the Indenture Trustee has been provided with indemnity satisfactory to it; and

                  (iv) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction of the Holders of Notes representing a majority of the Note Balances of the Notes.

                  Notwithstanding the rights of Noteholders set forth in this
Section 5.11 the Indenture Trustee need not take any action that it determines might involve it in liability.

                  Section 5.12. WAIVER OF PAST DEFAULTS. Prior to the declaration of the acceleration of the maturity of the Notes as provided in
Section 5.02 hereof, the Holders of Notes representing not less than a majority of the aggregate Note Balance of the Notes may waive any past Event of Default and its consequences except an Event of Default (a) with respect to payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively, but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

                  Upon any such waiver, any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

                  Section 5.13. UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Note and each Beneficial Owner of any interest therein by such Holder's or Beneficial Owner's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Note Balances of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

                  Section 5.14. WAIVER OF STAY OR EXTENSION LAWS. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  Section 5.15. SALE OF TRUST ESTATE.

                  (a) The power to effect any sale or other disposition (a "Sale") of any portion of the Trust Estate pursuant to Section 5.04 hereof is expressly subject to the provisions of Section 5.05 hereof and this Section
5.15. The power to effect any such Sale shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

                  (b) The Indenture Trustee shall not in any private Sale sell the Trust Estate, or any portion thereof, unless

                  (i) the Holders of all Notes consent to or direct the Indenture Trustee to make, such Sale, or

                  (ii) the proceeds of such Sale would be not less than the entire amount which would be payable to the Noteholders under the Notes, in full payment thereof in accordance with Section 5.02 hereof, on the Payment Date next succeeding the date of such Sale, or

                  (iii) the Indenture Trustee determines that the conditions for retention of the Trust Estate set forth in Section 5.05 hereof cannot be satisfied (in making any determination under this Section 5.15, the Indenture Trustee may rely upon written advice or an opinion of an Independent investment banking firm obtained and delivered as provided in Section 5.05 hereof), the Holders of Notes representing at least 100% of the Note Balances of the Notes consent to such Sale.

                  The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

                  (c) [Reserved].

                  (d) In connection with a Sale of all or any portion of the Trust Estate,

                  (i) any Holder or Holders of Notes may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Notes or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

                  (ii) the Indenture Trustee, may bid for and acquire the property offered for Sale in connection with any Sale thereof, and, subject to any requirements of, and to the extent permitted by, applicable law in connection therewith, may purchase all or any portion of the Trust Estate in a private sale, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount which would be payable to the Holders of the Notes and Holders of Certificates on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Notes in order to complete any such Sale or in order for the net Sale price to be credited against such Notes, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

                  (iii) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance, prepared by the Issuer and satisfactory to the Indenture Trustee, transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

                  (iv) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

                  (v) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

                  Section 5.16. ACTION ON NOTES. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b) hereof.

                  Section 5.17. PERFORMANCE AND ENFORCEMENT OF CERTAIN OBLIGATIONS.

                  (a) Promptly following a request from the Indenture Trustee to do so, the Issuer in its capacity as holder of the Mortgage Loans, shall take all such lawful action as the Indenture Trustee may request to cause the Issuer to compel or secure the performance and observance by the Seller, NC Capital and the Master Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Mortgage Loan Sale and Contribution Agreement and the Servicing Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Mortgage Loan Sale and Contribution Agreement and the Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, as pledgee of the Mortgage Loans, including the transmission of notices of default on the part of the Seller, NC Capital or the Master Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller, NC Capital or the Master Servicer of each of their obligations under the Mortgage Loan Sale and Contribution Agreement and the Servicing Agreement.

                  (b) The Indenture Trustee, as pledgee of the Mortgage Loans, may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of 66-2/3% of the Note Balances of the Notes, shall exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller, NC Capital or the Master Servicer under or in connection with the Mortgage Loan Sale and Contribution Agreement and the Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller, NC Capital or the Master Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Mortgage Loan Sale and Contribution Agreement and the Servicing Agreement, as the case may be, and any right of the Issuer to take such action shall not be suspended.

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

                  Section 6.01. DUTIES OF INDENTURE TRUSTEE.

                  (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (b) Except during the continuance of an Event of Default:

                  (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                  (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                  (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) this paragraph does not limit the effect of paragraph (b) of this Section 6.01;

                  (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it from Noteholders or from the Issuer, which they are entitled to give under the Basic Documents.

                  (d) The Indenture Trustee shall not be liable for interest on any money received by it.

                  (e) Money held in trust by the Indenture Trustee need not be segregated from other trust funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.



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

                  (f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

                  (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

                  (h) The Indenture Trustee shall act in accordance with Sections 6.03 of the Servicing Agreement and shall act as successor to the Master Servicer or appoint a successor Master Servicer in accordance with
Section 6.02 of the Servicing Agreement.

                  (i) In order to comply with its duties under U.S.A. Patriot Act, the Indenture Trustee shall obtain and verify certain information and documentation from the other parties hereto, including, but not limited to, such party's name, address, and other indentifying information.

                  Section 6.02. RIGHTS OF INDENTURE TRUSTEE.

                  (a) The Indenture Trustee may conclusively rely on, and shall be fully protected from acting or refraining from acting upon, any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

                  (c) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; PROVIDED, HOWEVER, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

                  (d) The Indenture Trustee may consult with counsel, and the advice or Opinion of Counsel with respect to legal matters relating to the Basic Documents and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder or in connection herewith in good faith and in accordance with the advice or opinion of such counsel.

                  (e) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder, either directly or by or through agents, attorneys, custodians or nominees appointed with due care, and shall not be responsible for any willful misconduct or negligence on the part of any agent, attorney, custodian or nominee so appointed.

                  (f) The Indenture Trustee or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Indenture Trustee's economic self-interest for (i) serving as investment adviser, administrator, shareholder, servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments. Such compensation shall not be considered an amount that is reimbursable or payable to the Indenture Trustee (i) as part of the Indenture Trustee Fee, (ii) pursuant to Sections 3.05(d), 3.05(h), 5.04(b),
6.07 or 8.02(c) hereunder or (iii) out of the Available Payment Amount.

                  Section 6.03. INDIVIDUAL RIGHTS OF INDENTURE TRUSTEE. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee, subject to the requirements of the Trust Indenture Act. Any Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12 hereof.

                  Section 6.04. INDENTURE TRUSTEE'S DISCLAIMER. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

                  Section 6.05. NOTICE OF EVENT OF DEFAULT. Subject to Section 5.01, the Indenture Trustee shall promptly mail to each Noteholder notice of the Event of Default after it is actually known to a Responsible Officer of the Indenture Trustee, unless such Event of Default shall have been waived or cured. Except in the case of an Event of Default in payment of principal of or interest on any Note, the Indenture Trustee may withhold the notice if and so long as it in good faith determines that withholding the notice is in the interests of Noteholders.

                  Section 6.06. REPORTS BY INDENTURE TRUSTEE TO HOLDERS AND TAX ADMINISTRATION.

                  The Indenture Trustee shall deliver to each Noteholder such information as may be required to enable such holder to prepare its federal and state income tax returns. The Indenture Trustee shall prepare and file (or cause to be prepared and filed), on behalf of the Owner Trustee or the Issuer, all tax returns (if any) and information reports, tax elections and such annual or other reports of the Issuer as are necessary for preparation of tax returns and information reports as provided in Section 5.03 of the Trust Agreement, including without limitation Form 1099. All tax returns and information reports shall be signed by the Owner Trustee as provided in Section 5.03 of the Trust Agreement.

                  Section 6.07. COMPENSATION AND INDEMNITY. The Indenture Trustee shall withdraw from the Payment Account on each Payment Date and pay to itself the Indenture Trustee Fee. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. In addition, the Indenture Trustee shall withdraw from the Payment Account on each Payment Date and pay to the Owner Trustee the Owner Trustee Fee and its Expenses.

                  The Issuer shall reimburse the Indenture Trustee and the Owner Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to compensation for its services. Such expenses shall include reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's or the Owner Trustee's agents, counsel, accountants and experts. The Issuer shall indemnify the Indenture Trustee and hold it harmless against any and all claim, tax, penalty, loss, liability or expense (including attorneys' fees and expenses) of any kind whatsoever incurred by it in connection with the administration of this Trust and the performance of its duties under any of the Basic Documents. The Indenture Trustee shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer shall not relieve the Issuer of its obligations hereunder. The Issuer shall defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall pay the fees and expenses of such counsel. The Issuer is not obligated to reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

                  The Issuer's payment obligations to the Indenture Trustee and the Owner Trustee pursuant to this Section 6.07 shall survive the discharge of this Indenture and the termination or resignation of the Indenture Trustee. When the Indenture Trustee or the Owner Trustee incurs expenses after the occurrence of an Event of Default with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

                  Section 6.08. REPLACEMENT OF INDENTURE TRUSTEE. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.08. The Indenture Trustee may resign at any time by so notifying the Issuer. Holders of a majority of Note Balances of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuer shall, remove the Indenture Trustee if:

                  (i) the Indenture Trustee fails to comply with Section 6.11 hereof;

                  (ii) the Indenture Trustee is adjudged a bankrupt or insolvent;

                  (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

                  (iv) the Indenture Trustee otherwise becomes incapable of acting.

                  If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall, promptly appoint a successor Indenture Trustee.

                  A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

                  If a successor Indenture Trustee does not take office within 30 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority of Note Balances of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

                  Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

                  Section 6.09. SUCCESSOR INDENTURE TRUSTEE BY MERGER. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation, without any further act, shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11 hereof. The Indenture Trustee shall provide the Rating Agencies with prior written notice of any such transaction.

                  If at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture and any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Notes so authenticated; and if at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

                  Section 6.10. APPOINTMENT OF CO-INDENTURE TRUSTEE OR SEPARATE INDENTURE TRUSTEE.

                  (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 hereof.

                  (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

                  (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

                  (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  Section 6.11. ELIGIBILITY; DISQUALIFICATION. The Indenture Trustee shall at all times satisfy the requirements of TIA ss. 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it or its parent shall have a long-term debt rating of "Baa3" or better by Moody's and "BBB" or better by S&P, DBRS and Fitch. The Indenture Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9); PROVIDED, HOWEVER, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

                  Section 6.12. PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUER. The Indenture Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

                  Section 6.13. REPRESENTATIONS AND WARRANTIES. The Indenture Trustee hereby represents that:

                  (i) It is a national banking association duly organized, validly existing and in good standing under the laws of the United States.

                  (ii) The execution and delivery of this Indenture by it, and the performance and compliance with the terms of this Indenture by it, will not violate its charter or bylaws.

                  (iii) It has the full power and authority to enter into and consummate all transactions contemplated by this Indenture has duly authorized the execution, delivery and performance of this Indenture, and has duly executed and delivered this Indenture.

                  (iv) This Indenture, assuming due authorization, execution and delivery by the Issuer, constitutes a valid, legal and binding obligation of it, enforceable against it in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  Section 6.14. DIRECTIONS TO INDENTURE TRUSTEE. The Indenture Trustee is hereby directed:

                  (i) to accept the pledge of the Mortgage Loans and hold the assets of the Trust Estate in trust for the Noteholders;

                  (ii) to authenticate and deliver the Notes substantially in the form prescribed by Exhibits A-1 through A-10 to this Indenture in accordance with the terms of this Indenture; and

                  (iii) to take all other actions as shall be required to be taken by the terms of this Indenture.

                  Section 6.15. THE AGENTS. The provisions of this Indenture relating to the limitations of the Indenture Trustee's liability and to its indemnity, rights and protections shall inure also to the Paying Agent and Note Registrar.




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



                                  ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

                  Section 7.01. ISSUER TO FURNISH INDENTURE TRUSTEE NAMES AND ADDRESSES OF NOTEHOLDERS.

                  The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date, (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; PROVIDED, HOWEVER, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished to the Indenture Trustee.

                  Section 7.02. PRESERVATION OF INFORMATION; COMMUNICATIONS TO NOTEHOLDERS.

                  (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 hereof and the names and addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

                  (b) Noteholders or Note Owners may communicate pursuant to TIA ss. 312(b) with other Noteholders or Note Owners with respect to their rights under this Indenture or under the Notes.

                  (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA ss. 312(c).

                  Section 7.03. REPORTS OF ISSUER.

                  (a) Subject to Section 4.02 of the Servicing Agreement,

                  (i) The Indenture Trustee shall file with the Commission on behalf of the Issuer, with a copy to the Issuer within 15 days before the Issuer is required to file the same with the Commission, the annual reports and the information, documents and other reports (or such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

                  (ii) The Indenture Trustee shall file with the Commission, on behalf of the Issuer, in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to


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

         compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (iii) The Indenture Trustee shall supply (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA ss. 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) and by rules and regulations prescribed from time to time by the Commission.

                  (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31st of each year.

                  Section 7.04. REPORTS BY INDENTURE TRUSTEE. If required by TIA ss. 313(a), within 60 days after each January 30th beginning with March 31, 2005, the Indenture Trustee shall mail to each Noteholder as required by TIA ss. 313(c) a brief report dated as of such date that complies with TIA ss. 313(a). The Indenture Trustee also shall comply with TIA ss. 313(b).

                  A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission via EDGAR and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

                  Section 7.05. Statements to Noteholders.

                  (a) With respect to each Payment Date, the Indenture Trustee shall make available via the Indenture Trustee's website https://www.corporatetrust.db.com/invr or deliver at the recipient's option to each Noteholder and each Certificateholder, the Depositor, the Owner Trustee, the Certificate Paying Agent and each Rating Agency, a statement setting forth the following information as to the Notes, to the extent applicable:

                  (i) the amount of the payment made on such Payment Date to the Holders of the Notes of each Class allocable to principal;

                  (ii) the amount of the payment made on such Payment Date to the Holders of the Notes of each Class allocable to interest;

                  (iii) the aggregate Servicing Fee received by the Master Servicer during the related Due Period and such other customary information as the Indenture Trustee deems necessary or desirable, or which a Noteholder reasonably requests, to enable Certificateholders to prepare their tax returns;

                  (iv) the aggregate amount of P&I Advances for such Payment
         Date;

                  (v) the aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties as of the close of business on such Payment Date by Loan Group and in the aggregate ;



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

                  (vi) the number, aggregate principal balance, weighted average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans as of the related Due Date by Loan Group and in the aggregate;

                  (vii) the number and aggregate unpaid principal balance of Mortgage Loans by Loan Group and in the aggregate (a) delinquent 30 to 59 days, (b) delinquent 60 to 89 days, (c) delinquent 90 or more days, in each case, as of the last day of the preceding calendar month, (d) as to which foreclosure proceedings have been commenced and (e) with respect to which the related Mortgagor has filed for protection under applicable bankruptcy laws, with respect to whom bankruptcy proceedings are pending or with respect to whom bankruptcy protection is in force;

                  (viii) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number of such Mortgage Loan, the unpaid principal balance and the Stated Principal Balance of such Mortgage Loan as of the date it became an REO Property;

                  (ix) the book value of any REO Property as of the close of business on the last Business Day of the calendar month preceding the Payment Date;

                  (x) the aggregate amount of Principal Prepayments made during the related Prepayment Period;

                  (xi) the aggregate amount of Realized Losses incurred during the related Prepayment Period by Loan Group and in the aggregate (or, in the case of Bankruptcy Losses allocable to interest, during the related Due Period), separately identifying whether such Realized Losses constituted Bankruptcy Losses and the aggregate amount of Realized Losses incurred since the Closing Date and the aggregate amount of Subsequent Recoveries received during the Prepayment Period and the cumulative amount of Subsequent Recoveries received since the Closing Date;

                  (xii) the aggregate Note Balance of each Class of Notes, after giving effect to the payments, and allocations of Realized Losses, made on such Payment Date;

                  (xiii) the Interest Payment Amount in respect of the Class A Notes and the Mezzanine Notes for such Payment Date and the Interest Carry Forward Amount, if any, with respect to the Class A Notes and the Mezzanine Notes on such Payment Date, and in the case of the Class A Notes and the Mezzanine Notes, separately identifying any reduction thereof due to allocations of Realized Losses (in the case of the Mezzanine Notes only), Prepayment Interest Shortfalls and Relief Act Interest Shortfalls;

                  (xiv) the aggregate amount of any Prepayment Interest Shortfall for such Payment Date, to the extent not covered by payments by the Master Servicer pursuant to Section 3.24 of the Servicing Agreement;

                  (xv) the aggregate amount of Relief Act Interest Shortfalls for such Payment Date;



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

                  (xvi) the Overcollateralization Target Amount and the Credit Enhancement Percentage for such Distribution Date;

                  (xvii) the Overcollateralization Increase Amount, if any, for such Payment Date;

                  (xviii) the Overcollateralization Reduction Amount, if any, for such Payment Date;

                  (xix) the respective Note Rates applicable to the Class A Notes and the Mezzanine Notes for such Payment Date and the Note Rate applicable to the Class A Notes and the Mezzanine Notes for the immediately succeeding Payment Date;

                  (xx) the Basis Risk Shortfall for the Class A Notes and the Mezzanine Notes, if any, for such Payment Date and the amount remaining unpaid after reimbursements therefor on such Payment Date;

                  (xxi) the amount of such distribution to the Certificates;

                  (xxii) whether a Trigger Event is in effect and the calculation thereof; and

                  (xxiii) the amount due and the amount received under the Cap Contracts, if any.

                  Items (i) through (iii) above shall be presented on the basis of a Note having a $1,000 denomination. In addition, by January 31st of each calendar year following any year during which the Notes are outstanding, the Indenture Trustee shall furnish a report to each Noteholder of record if so requested in writing at any time during each calendar year as to the aggregate of amounts reported pursuant to (i) through (iii) with respect to the Notes for such calendar year.

                  (b) The Indenture Trustee may conclusively rely upon the Remittance Report provided by the Master Servicer pursuant to Section 4.01 of the Servicing Agreement and on the amounts furnished to the Indenture Trustee pursuant to the Cap Contracts in its preparation of its Statement to Noteholders.




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



                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

                  Section 8.01. COLLECTION OF MONEY. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

                  Section 8.02. TRUST ACCOUNTS.

                  (a) On or prior to the Closing Date, the Issuer shall cause the Indenture Trustee to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders, the Payment Account as provided in
Section 3.01 hereof.

                  (b) On each Payment Date, the Indenture Trustee shall pay itself the Indenture Trustee Fee and any expenses owing to it for such Payment Date and shall pay the Owner Trustee the Owner Trustee Fee and its Expenses, and then the Indenture Trustee shall pay all remaining amounts on deposit in the Payment Account to the Noteholders in respect of the Notes and to such other persons in the order of priority set forth in Section 3.05 hereof (except as otherwise provided in Section 5.04(b) hereof).

                  (c) Pursuant to Section 3.12 of the Servicing Agreement, funds in the Payment Account shall remain uninvested unless the Indenture Trustee is otherwise directed by the Master Servicer in Section 3.10(d) of the Servicing Agreement.

                  Section 8.03. OFFICER'S CERTIFICATE. The Indenture Trustee shall receive at least seven Business Days' notice when requested by the Issuer to take any action pursuant to Section 8.05(a) hereof, accompanied by copies of any instruments to be executed, and the Indenture Trustee shall also require, as a condition to such action, an Officer's Certificate, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with.

                  Section 8.04. TERMINATION UPON DISTRIBUTION TO NOTEHOLDERS. This Indenture and the respective obligations and responsibilities of the Issuer and the Indenture Trustee created hereby shall terminate upon the payment to Noteholders, the Certificate Paying Agent on behalf of the Owner Trustee, the Certificateholders and the Indenture Trustee of all amounts required to be paid pursuant to Article III; PROVIDED, HOWEVER, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

                  Section 8.05. RELEASE OF TRUST ESTATE.

                  (a) Subject to the payment of its fees and expenses, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture, including for the purposes of any repurchase by the Master Servicer of a Mortgage Loan pursuant to Section 3.16 of the Servicing Agreement. No party relying upon an instrument executed by the Indenture Trustee as provided in
Article VIII hereunder shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

                  (b) The Indenture Trustee shall, at such time as (i) there are no Notes Outstanding and (ii) all sums due to the Indenture Trustee pursuant to this Indenture have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture.

                  (c) The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.05 only upon receipt of a request from the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel stating that all applicable requirements have been satisfied.

                  Section 8.06. SURRENDER OF NOTES UPON FINAL PAYMENT. By acceptance of any Note, the Holder thereof agrees to surrender such Note to the Indenture Trustee promptly, prior to such Noteholder's receipt of the final payment thereon.

                  Section 8.07. OPTIONAL REDEMPTION OF THE NOTES.

                  (a) The Master Servicer shall have the option to redeem the Notes in whole, but not in part, on any Payment Date on or after the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of Cut-off Date. The aggregate redemption price for the Notes will be equal to the greater of (i) the Stated Principal Balance of the Mortgage Loans and the appraised value of any REO Properties, such appraisal to be conducted by an Independent appraiser mutually agreed upon by the Master Servicer and the Indenture Trustee in their reasonable discretion and (ii) the fair market value of the Mortgage Loans and the REO Properties (as determined by the Master Servicer and, to the extent that a Class of Class A Notes or a Class of Mezzanine Notes will not receive all amounts owed to it as a result of the redemption, the Indenture Trustee (it being understood and agreed that any determination by the Indenture Trustee shall be made solely in reliance on an appraisal by an Independent appraiser as provided above), in each case plus accrued and unpaid interest thereon at the weighted average of the Mortgage Rates through the end of the Due Period preceding the final Payment Date plus unreimbursed Servicing Advances, P&I Advances, any unpaid Servicing Fees allocable to such Mortgage Loans and REO Properties and any accrued and unpaid Basis Risk Shortfalls (the "Redemption Price"). If the determination of the fair market value of the Mortgage Loans and REO Properties shall be required to be made by the Master Servicer and an Independent appraiser as provided above, (A) such appraisal shall be obtained at no expense to the Indenture Trustee and (B) the Indenture Trustee may conclusively rely on, and shall be protected in relying on, such appraisal.

                  (b) In order to exercise the foregoing option, the Master Servicer shall provide written notice of its exercise of such option to the Indenture Trustee and the Owner Trustee at least 15 days prior to its exercise. Following receipt of the notice, the Indenture Trustee shall provide notice to the Noteholders of the final payment on the Notes. In addition, the Master Servicer shall, not less than one Business Day prior to the proposed Payment Date on which such redemption is to be made, deposit the aggregate redemption price specified in (a) above with the Indenture Trustee, who shall deposit the aggregate redemption price into the Payment Account and shall, on the Payment Date after receipt of the funds, apply such funds to make final payments of principal and interest on the Notes in accordance with Section 3.05(b) and (c) hereof and payment in full to the Indenture Trustee, and this Indenture shall be discharged subject to the provisions of Section 4.10 hereof. If for any reason the amount deposited by the Master Servicer is not sufficient to make such redemption or such redemption cannot be completed for any reason, the amount so deposited by the Master Servicer with the Indenture Trustee shall be immediately returned to the Master Servicer in full and shall not be used for any other purpose or be deemed to be part of the Trust Estate.




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



                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

                  Section 9.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS.

                  (a) Without the consent of the Holders of any Notes but with prior notice to the Rating Agencies, the Issuer and the Indenture Trustee, when authorized by an Issuer Request, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                  (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                  (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                  (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

                  (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                  (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture;

                  (vi) to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action (as evidenced by either (i) an Opinion of Counsel delivered to the Master Servicer and the Indenture Trustee or (ii) confirmation from the Rating Agencies that such amendment will not result in the reduction or withdrawal of the rating of any Class of Notes) shall not materially and adversely affect the interests of the Holders of the Notes;

                  (vii) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
         Article VI hereof; or

                  (viii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

PROVIDED, HOWEVER, that no such indenture supplements shall be entered into unless the Indenture Trustee shall have received an Opinion of Counsel as to the enforceability of any such indenture supplement and to the effect that (i) such indenture supplement is permitted hereunder and (ii) entering into such indenture supplement will not result in a "substantial modification" of the Notes under Treasury Regulation Section 1.1001-3 or adversely affect the status of the Notes as indebtedness for federal income tax purposes.

                  The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

                  (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Request, may, also without the consent of any of the Holders of the Notes and prior notice to the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; PROVIDED, HOWEVER, that such action as evidenced by an Opinion of Counsel, (i) is permitted by this Indenture, and shall not (ii) adversely affect in any material respect the interests of any Noteholder (which may be evidenced by confirmation from the Rating Agencies that such amendment will not result in the reduction or withdrawal of the rating of any Class of Notes) or (iii) if 100% of the Certificates are not owned by the Seller, cause the Issuer to be subject to an entity level tax for federal income tax purposes.

                  Section 9.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS. The Issuer and the Indenture Trustee, when authorized by an Issuer Request, also may, with prior notice to the Rating Agencies and, with the consent of the Holders of not less than a majority of the Note Balance of each Class of Notes affected thereby, by Act (as defined in Section 10.03 hereof) of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Note affected thereby:

                  (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof or the interest rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;



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

                  (ii) reduce the percentage of the Note Balances of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                  (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding" or modify or alter the exception in the definition of the term "Holder";

                  (iv) reduce the percentage of the Note Balances of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04 hereof;

                  (v) modify any provision of this Section 9.02 except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Note affected thereby;

                  (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation); or

                  (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture;

and PROVIDED, FURTHER, that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer (if 100% of the Certificates are not owned by the Seller) to be subject to an entity level tax.

                  Any such action shall not (as evidenced by either (i) an Opinion of Counsel delivered to the Master Servicer and the Indenture Trustee or
(ii) confirmation from the Rating Agencies that such amendment will not result in the reduction or withdrawal of the rating of any Class of Notes) adversely affect in any material respect the interest of any Holder (other than a Holder who shall consent to such supplemental indenture).

                  It shall not be necessary for any Act of Noteholders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture


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

Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                  Section 9.03. EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02 hereof, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

                  Section 9.04. EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  Section 9.05. CONFORMITY WITH TRUST INDENTURE ACT. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

                  Section 9.06. REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                   ARTICLE X

                                  MISCELLANEOUS

                  Section 10.01. COMPLIANCE CERTIFICATES AND OPINIONS, ETC.

                  (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with;

                  (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with; and

                  (v) if the signatory of such certificate or opinion is required to be Independent, the statement required by the definition of the term "Independent Certificate."

                  (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 10.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days prior to such deposit) to the Issuer of the Collateral or other property or securities to be so deposited and a report from a nationally recognized accounting firm verifying such value.

                  (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate from a nationally recognized accounting firm as to the same matters, if the fair value of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Note Balances of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Note Balances of the Notes.

                  (iii) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days prior to such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                  (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause
         (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Note Principal Balances of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Note Principal Balances of the Notes.

                  Section 10.02. FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

                  Section 10.03. ACTS OF NOTEHOLDERS.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01 hereof) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 10.03 hereof.

                  (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

                  (c) The ownership of Notes shall be proved by the Note Registrar.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

                  Section 10.04. NOTICES ETC., TO INDENTURE TRUSTEE ISSUER AND RATING AGENCIES.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or act of Noteholders is to be made upon, given or furnished to or filed with:

                  (i) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at the Corporate Trust Office. The Indenture Trustee shall promptly transmit any notice received by it from the Noteholders to the Issuer; or

                  (ii) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: New Century Home Equity Loan Trust 2004-3, in care of Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19990-0001, Attention: Corporate Trust Administration, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

                  Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, mailed first-class postage pre-paid, to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., Residential Mortgage Monitoring Department, 99 Church Street, New York, New York 10007, (ii) in the case of S&P, at the following address: Standard & Poor's, 55 Water Street, 41st Floor, New York, New York 10041, Attention of Asset Backed Surveillance Department, (iii) Fitch Ratings, One State Street Plaza, New York, New York 10004 and (iv) Dominion Bond Rating Services, Inc., 55 Broadway, 15th Floor, New York, New York 10006; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

                  Section 10.05. NOTICES TO NOTEHOLDERS; WAIVER. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such Person's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

                  In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

                  Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

                  Section 10.06. CONFLICT WITH TRUST INDENTURE ACT. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

                  The provisions of TIA ss.ss. 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

                  Section 10.07. EFFECT OF HEADINGS. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

                  Section 10.08. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

                  Section 10.09. SEPARABILITY. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 10.10. [RESERVED.]

                  Section 10.11. LEGAL HOLIDAYS. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date. Section 10.12. GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 10.13. COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  Section 10.14. RECORDING OF INDENTURE. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel at its expense (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

                  Section 10.15. ISSUER OBLIGATION. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

                  Section 10.16. NO PETITION. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time prior to one year from the date of termination hereof, institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents, except for filing proofs of claim.

                  Section 10.17. INSPECTION. The Issuer agrees that, at its expense, on reasonable prior notice, it shall permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

                  Section 10.18. NO RECOURSE TO OWNER TRUSTEE. It is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of New Century

Home Equity Loan Trust 2004-3, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer,
(c) nothing herein contained shall be construed as creating any liability of Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or any other related documents.

                  Section 10.19. PROOFS OF CLAIM. The Indenture Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel) and the Noteholders allowed in any judicial proceedings relative to the Issuer (or any other obligor upon the Notes), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Indenture Trustee, as administrative expenses associated with any such proceeding, and, in the event that the Indenture Trustee shall consent to the making of such payments directly to the Noteholder to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due to the Indenture Trustee under Section 6.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due the Indenture Trustee under Section 6.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Noteholders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Noteholder of the rights of any Noteholder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

                  IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                         NEW CENTURY HOME EQUITY LOAN
                                         TRUST, 2004-3, as Issuer

                                         By:  Wilmington Trust Company, not in
                                         its individual capacity but solely as
                                         Owner Trustee


                                         By: /s/ Kathleen A. Pedelini
                                             ----------------------------------
                                         Name:   Kathleen A. Pedelini
                                         Title:  Financial Services Officer


                                         DEUTSCHE BANK NATIONAL TRUST
                                         COMPANY, as Indenture Trustee


                                         By: /s/ Eiko Akiyama
                                             ----------------------------------
                                         Name:   Eiko Akiyama
                                         Title:  Associate

                                         By:  /s/ Barbara Campbell
                                              ---------------------------------
                                         Name:    Barbara Campbell
                                         Title:   Assistant Vice President

STATE OF CALIFORNIA     )
                        ) ss.:
COUNTY OF ORANGE        )

         On this ___th day of June, 2004, before me personally appeared __________________ to me known, who being by me duly sworn, did depose and say, that he is a __________________ of the Indenture Trustee, one of the corporations described in and which executed the above instrument; and that he signed his name thereto by like order.

                                                              Notary Public



                                                              NOTARY PUBLIC




[NOTARIAL SEAL]

STATE OF CALIFORNIA     )
                        ) ss.:
COUNTY OF ORANGE        )

         On this ___th day of June, 2004, before me personally appeared ________________ to me known, who being by me duly sworn, did depose and say, that she is a ___________________ of the Indenture Trustee, one of the corporations described in and which executed the above instrument; and that she signed her name thereto by like order.

                                                              Notary Public



                                                              NOTARY PUBLIC]




[NOTARIAL SEAL]

STATE OF DELAWARE          )
                           ) ss.:
COUNTY OF NEW CASTLE       )

         On this ____ day of June, 2004, before me personally appeared _______________ to me known, who being by me duly sworn, did depose and say, that she is a _____________________ of the Owner Trustee, one of the entities described in and which executed the above instrument; and that she signed her name thereto by like order.

                                                              Notary Public



                                                              NOTARY PUBLIC



[NOTARIAL SEAL]

                                   EXHIBIT A-1
                                   -----------

                             FORM OF CLASS A-1 NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.



                                     A-1-1

                   NEW CENTURY HOME EQUITY LOAN TRUST, 2004-3
                        ASSET-BACKED NOTES, SERIES 2004-3
                                    CLASS A-1


AGGREGATE NOTE BALANCE:                               NOTE RATE: Variable
$_____________________
INITIAL NOTE BALANCE OF THIS BOND:
$_____________________                                BOND NO. 1

PERCENTAGE INTEREST: 100%                             CUSIP NO. [             ]

         New Century Home Equity Loan Trust 2004-3 (the "Issuer"), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ($_________________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in July 2004 and ending on or before the Payment Date occurring on the Final Stated Maturity Date and to pay interest on the Note Balance of this Note (this "Note") outstanding from time to time as provided below.

         This Note is one of a duly authorized issue of the Issuer's Asset-Backed Notes, Series 2004-3 (the "Notes"), issued under an Indenture dated as of September 29, 2004 (the "Indenture"), between the Issuer and Deutsche Bank National Trust Company, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee, and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The "Note Balance" of a Note as of any date of determination is equal to the initial Note Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal and the aggregate amount of cumulative Realized Losses allocated to such Note on all prior Payment Dates.

         The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be equal to this Note's PRO RATA share of the aggregate payments on all Class A-1 Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.



                                     A-1-2

         All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Stated Maturity Date.

         The Notes are subject to redemption in whole, but not in part, by the Master Servicer on any Payment Date on or after the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of Cut-off Date.

         The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class A-1 Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Seller, NC Capital, the Master Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Class A-1 Notes pursuant to the Indenture and the rights conveyed to the Issuer under the Indenture.

         Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person's address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All scheduled reductions in the Note Balance of a Note (or one or more predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the office or agency of the Issuer maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

         Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

         If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of the Notes, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances


                                     A-1-3
specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.

         The failure to pay any Interest Carryforward Amount at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

         The Holder of this Note or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring this Note with Plan Assets or (2) (A) the acquisition, holding and transfer of this Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code and (B) this Note is rated investment grade or better and such person believes that this Note is properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat this Note. Alternatively, regardless of the rating of this Note, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuer, the Seller, NC Capital, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer which opines that the acquisition, holding and transfer of this Note or interest herein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuer, the Seller, NC Capital, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuer pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Notes of any authorized denominations and of a like aggregate initial Note Balance, will be issued to the designated transferee or transferees.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Holders of a majority of all Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate Note Balance of the Notes on behalf of the Holders of all the Notes, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or


                                     A-1-4
any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

         Initially, this Note will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for this Note. This Note will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. This Note is exchangeable for a like aggregate initial Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

         Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.



                                     A-1-5

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: June __ 2004

                                           NEW CENTURY HOME EQUITY LOAN TRUST
                                           2004-3

                                           BY:  WILMINGTON TRUST COMPANY, not in
                                           its individual capacity but solely in
                                           its capacity as Owner Trustee


                                           By:__________________________________
                                                      Authorized Signatory



                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes referred to in the within-mentioned Indenture.



DEUTSCHE BANK NATIONAL TRUST COMPANY,
as Indenture Trustee



By:______________________________________
         Authorized Signatory

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

               TEN COM     --    as tenants in common
               TEN ENT     --    as tenants by the entireties
               JT TEN      --    as joint tenants with right of survivorship and
                                 not as tenants in common
      UNIF GIFT MIN ACT    --    __________ Custodian __________________________
                                   (Cust)                     (Minor)

                                 under Uniform Gifts to Minor Act ______________
                                                                     (State)

     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

               PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING
                               NUMBER OF ASSIGNEE:


                ------------------------------------------------

                ------------------------------------------------

                ------------------------------------------------
  (Please print or typewrite name and address, including zip code, of assignee)



--------------------------------------------------------------------------------

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
       --------------------         --------------------------------------------

Signature Guaranteed by
                        --------------------------------------------------------

         NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                   EXHIBIT A-2
                                   -----------

                             FORM OF CLASS A-2 NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.




                                     A-2-1

                   NEW CENTURY HOME EQUITY LOAN TRUST, 2004-3
                        ASSET-BACKED NOTES, SERIES 2004-3
                                    CLASS A-2

AGGREGATE NOTE BALANCE:                            NOTE RATE: Variable
$_____________________

INITIAL NOTE BALANCE OF THIS BOND:
$_____________________                             BOND NO. 1

PERCENTAGE INTEREST: 100%                          CUSIP NO. [             ]

         New Century Home Equity Loan Trust 2004-3 (the "Issuer"), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ($_________________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in July 2004 and ending on or before the Payment Date occurring on the Final Stated Maturity Date and to pay interest on the Note Balance of this Note (this "Note") outstanding from time to time as provided below.

         This Note is one of a duly authorized issue of the Issuer's Asset-Backed Notes, Series 2004-3 (the "Notes"), issued under an Indenture dated as of September 29, 2004 (the "Indenture"), between the Issuer and Deutsche Bank National Trust Company, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee, and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The "Note Balance" of a Note as of any date of determination is equal to the initial Note Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal and the aggregate amount of cumulative Realized Losses allocated to such Note on all prior Payment Dates.

         The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be equal to this Note's PRO RATA share of the aggregate payments on all Class A-2 Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

         All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Stated Maturity Date.



                                     A-2-2

         The Notes are subject to redemption in whole, but not in part, by the Master Servicer on any Payment Date on or after the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of Cut-off Date.

         The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class A-2 Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Seller, NC Capital, the Master Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Class A-2 Notes pursuant to the Indenture and the rights conveyed to the Issuer under the Indenture.

         Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person's address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All scheduled reductions in the Note Balance of a Note (or one or more predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the office or agency of the Issuer maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

         Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

         If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of the Notes, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.



                                     A-2-3

         The failure to pay any Interest Carryforward Amount at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

         The Holder of this Note or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring this Note with Plan Assets or (2) (A) the acquisition, holding and transfer of this Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code and (B) this Note is rated investment grade or better and such person believes that this Note is properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat this Note. Alternatively, regardless of the rating of this Note, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuer, the Seller, NC Capital, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer which opines that the acquisition, holding and transfer of this Note or interest herein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuer, the Seller, NC Capital, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuer pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Notes of any authorized denominations and of a like aggregate initial Note Balance, will be issued to the designated transferee or transferees.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Holders of a majority of all Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate Note Balance of the Notes on behalf of the Holders of all the Notes, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuer and the

                                     A-2-4

Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

         Initially, this Note will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for this Note. This Note will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. This Note is exchangeable for a like aggregate initial Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

         Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.



                                     A-2-5

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: June __ 2004

                                           NEW CENTURY HOME EQUITY LOAN TRUST
                                           2004-3

                                           BY:  WILMINGTON TRUST COMPANY, not in
                                           its individual capacity but solely in
                                           its capacity as Owner Trustee


                                           By:__________________________________
                                                      Authorized Signatory



                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes referred to in the within-mentioned Indenture.



DEUTSCHE BANK NATIONAL TRUST COMPANY,
as Indenture Trustee



By:______________________________________
         Authorized Signatory

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

               TEN COM     --    as tenants in common
               TEN ENT     --    as tenants by the entireties
               JT TEN      --    as joint tenants with right of survivorship and
                                 not as tenants in common
      UNIF GIFT MIN ACT    --    __________ Custodian __________________________
                                   (Cust)                     (Minor)

                                 under Uniform Gifts to Minor Act ______________
                                                                     (State)

     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

               PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING
                               NUMBER OF ASSIGNEE:


                ------------------------------------------------

                ------------------------------------------------

                ------------------------------------------------
  (Please print or typewrite name and address, including zip code, of assignee)



--------------------------------------------------------------------------------

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
       --------------------         --------------------------------------------

Signature Guaranteed by
                        --------------------------------------------------------

         NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                   EXHIBIT A-3
                                   -----------

                             FORM OF CLASS A-3 NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.



                                     A-3-1

                   NEW CENTURY HOME EQUITY LOAN TRUST, 2004-3
                        ASSET-BACKED NOTES, SERIES 2004-3
                                    CLASS A-3

AGGREGATE NOTE BALANCE:                               NOTE RATE: Variable
$_____________________

INITIAL NOTE BALANCE OF THIS BOND:
$_____________________                                BOND NO. 1

PERCENTAGE INTEREST: 100%                             CUSIP NO. [             ]


         New Century Home Equity Loan Trust 2004-3 (the "Issuer"), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ($_________________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in July 2004 and ending on or before the Payment Date occurring on the Final Stated Maturity Date and to pay interest on the Note Balance of this Note (this "Note") outstanding from time to time as provided below.

         This Note is one of a duly authorized issue of the Issuer's Asset-Backed Notes, Series 2004-3 (the "Notes"), issued under an Indenture dated as of September 29, 2004 (the "Indenture"), between the Issuer and Deutsche Bank National Trust Company, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee, and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The "Note Balance" of a Note as of any date of determination is equal to the initial Note Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal and the aggregate amount of cumulative Realized Losses allocated to such Note on all prior Payment Dates.

         The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be equal to this Note's PRO RATA share of the aggregate payments on all Class A-3 Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

         All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Stated Maturity Date.



                                     A-3-2

         The Notes are subject to redemption in whole, but not in part, by the Master Servicer on any Payment Date on or after the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of Cut-off Date.

         The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class A-3 Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Seller, NC Capital, the Master Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Class A-3 Notes pursuant to the Indenture and the rights conveyed to the Issuer under the Indenture.

         Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person's address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All scheduled reductions in the Note Balance of a Note (or one or more predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the office or agency of the Issuer maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

         Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

         If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of the Notes, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.



                                     A-3-3

         The failure to pay any Interest Carryforward Amount at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

         The Holder of this Note or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring this Note with Plan Assets or (2) (A) the acquisition, holding and transfer of this Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code and (B) this Note is rated investment grade or better and such person believes that this Note is properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat this Note. Alternatively, regardless of the rating of this Note, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuer, the Seller, NC Capital, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer which opines that the acquisition, holding and transfer of this Note or interest herein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuer, the Seller, NC Capital, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuer pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Notes of any authorized denominations and of a like aggregate initial Note Balance, will be issued to the designated transferee or transferees.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Holders of a majority of all Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate Note Balance of the Notes on behalf of the Holders of all the Notes, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuer and the


                                     A-3-4

Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

         Initially, this Note will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for this Note. This Note will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. This Note is exchangeable for a like aggregate initial Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

         Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.




                                     A-3-5

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: June __ 2004

                                           NEW CENTURY HOME EQUITY LOAN TRUST
                                           2004-3

                                           BY:  WILMINGTON TRUST COMPANY, not in
                                           its individual capacity but solely in
                                           its capacity as Owner Trustee


                                           By:__________________________________
                                                      Authorized Signatory



                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes referred to in the within-mentioned Indenture.



DEUTSCHE BANK NATIONAL TRUST COMPANY,
as Indenture Trustee



By:______________________________________
         Authorized Signatory

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

               TEN COM     --    as tenants in common
               TEN ENT     --    as tenants by the entireties
               JT TEN      --    as joint tenants with right of survivorship and
                                 not as tenants in common
      UNIF GIFT MIN ACT    --    __________ Custodian __________________________
                                   (Cust)                     (Minor)

                                 under Uniform Gifts to Minor Act ______________
                                                                     (State)

     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

               PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING
                               NUMBER OF ASSIGNEE:


                ------------------------------------------------

                ------------------------------------------------

                ------------------------------------------------
  (Please print or typewrite name and address, including zip code, of assignee)



--------------------------------------------------------------------------------

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
       --------------------         --------------------------------------------

Signature Guaranteed by
                        --------------------------------------------------------

         NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                   EXHIBIT A-4
                                   -----------

                             FORM OF CLASS A-4 NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.



                                     A-4-1

                   NEW CENTURY HOME EQUITY LOAN TRUST, 2004-3
                        ASSET-BACKED NOTES, SERIES 2004-3
                                    CLASS A-4

AGGREGATE NOTE BALANCE:                                NOTE RATE: Variable
$---------------------

INITIAL NOTE BALANCE OF THIS BOND:
$_____________________                                 BOND NO. 1

PERCENTAGE INTEREST: 100%                              CUSIP NO. [             ]


         New Century Home Equity Loan Trust 2004-3 (the "Issuer"), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ($_________________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in July 2004 and ending on or before the Payment Date occurring on the Final Stated Maturity Date and to pay interest on the Note Balance of this Note (this "Note") outstanding from time to time as provided below.

         This Note is one of a duly authorized issue of the Issuer's Asset-Backed Notes, Series 2004-3 (the "Notes"), issued under an Indenture dated as of September 29, 2004 (the "Indenture"), between the Issuer and Deutsche Bank National Trust Company, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee, and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The "Note Balance" of a Note as of any date of determination is equal to the initial Note Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal and the aggregate amount of cumulative Realized Losses allocated to such Note on all prior Payment Dates.

         The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be equal to this Note's PRO RATA share of the aggregate payments on all Class A-4 Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

         All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Stated Maturity Date.



                                     A-4-2

         The Notes are subject to redemption in whole, but not in part, by the Master Servicer on any Payment Date on or after the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of Cut-off Date.

         The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class A-4 Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Seller, NC Capital, the Master Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Class A-4 Notes pursuant to the Indenture and the rights conveyed to the Issuer under the Indenture.

         Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person's address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All scheduled reductions in the Note Balance of a Note (or one or more predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the office or agency of the Issuer maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

         Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

         If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of the Notes, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.



                                     A-4-3

         The failure to pay any Interest Carryforward Amount at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

         The Holder of this Note or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring this Note with Plan Assets or (2) (A) the acquisition, holding and transfer of this Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code and (B) this Note is rated investment grade or better and such person believes that this Note is properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat this Note. Alternatively, regardless of the rating of this Note, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuer, the Seller, NC Capital, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer which opines that the acquisition, holding and transfer of this Note or interest herein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuer, the Seller, NC Capital, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuer pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Notes of any authorized denominations and of a like aggregate initial Note Balance, will be issued to the designated transferee or transferees.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Holders of a majority of all Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate Note Balance of the Notes on behalf of the Holders of all the Notes, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuer and the


                                     A-4-4

Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

         Initially, this Note will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for this Note. This Note will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. This Note is exchangeable for a like aggregate initial Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

         Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.



                                     A-4-5

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: June __ 2004

                                           NEW CENTURY HOME EQUITY LOAN TRUST
                                           2004-3

                                           BY:  WILMINGTON TRUST COMPANY, not in
                                           its individual capacity but solely in
                                           its capacity as Owner Trustee


                                           By:__________________________________
                                                      Authorized Signatory



                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes referred to in the within-mentioned Indenture.



DEUTSCHE BANK NATIONAL TRUST COMPANY,
as Indenture Trustee



By:______________________________________
         Authorized Signatory

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

               TEN COM     --    as tenants in common
               TEN ENT     --    as tenants by the entireties
               JT TEN      --    as joint tenants with right of survivorship and
                                 not as tenants in common
      UNIF GIFT MIN ACT    --    __________ Custodian __________________________
                                   (Cust)                     (Minor)

                                 under Uniform Gifts to Minor Act ______________
                                                                     (State)

     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

               PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING
                               NUMBER OF ASSIGNEE:


                ------------------------------------------------

                ------------------------------------------------

                ------------------------------------------------
  (Please print or typewrite name and address, including zip code, of assignee)



--------------------------------------------------------------------------------

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
       --------------------         --------------------------------------------

Signature Guaranteed by
                        --------------------------------------------------------

         NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                   EXHIBIT A-5
                                   -----------

                             FORM OF CLASS A-5 NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.



                                     A-5-1

AGGREGATE NOTE BALANCE:                           NOTE RATE: Variable
$_____________________

INITIAL NOTE BALANCE OF THIS BOND:
$_____________________                            BOND NO. 1

PERCENTAGE INTEREST: 100%                         CUSIP NO. [             ]


         New Century Home Equity Loan Trust 2004-3 (the "Issuer"), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ($_________________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in July 2004 and ending on or before the Payment Date occurring on the Final Stated Maturity Date and to pay interest on the Note Balance of this Note (this "Note") outstanding from time to time as provided below.

         This Note is one of a duly authorized issue of the Issuer's Asset-Backed Notes, Series 2004-3 (the "Notes"), issued under an Indenture dated as of September 29, 2004 (the "Indenture"), between the Issuer and Deutsche Bank National Trust Company, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee, and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The "Note Balance" of a Note as of any date of determination is equal to the initial Note Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal and the aggregate amount of cumulative Realized Losses allocated to such Note on all prior Payment Dates.

         The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be equal to this Note's PRO RATA share of the aggregate payments on all Class A-5 Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

         All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Stated Maturity Date.



                                     A-5-2

         The Notes are subject to redemption in whole, but not in part, by the Master Servicer on any Payment Date on or after the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of Cut-off Date.

         The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class A-5 Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Seller, NC Capital, the Master Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Class A-5 Notes pursuant to the Indenture and the rights conveyed to the Issuer under the Indenture.

         Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person's address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All scheduled reductions in the Note Balance of a Note (or one or more predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the office or agency of the Issuer maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

         Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

         If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of the Notes, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.



                                     A-5-3

         The failure to pay any Interest Carryforward Amount at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

         The Holder of this Note or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring this Note with Plan Assets or (2) (A) the acquisition, holding and transfer of this Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code and (B) this Note is rated investment grade or better and such person believes that this Note is properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat this Note. Alternatively, regardless of the rating of this Note, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuer, the Seller, NC Capital, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer which opines that the acquisition, holding and transfer of this Note or interest herein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuer, the Seller, NC Capital, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuer pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Notes of any authorized denominations and of a like aggregate initial Note Balance, will be issued to the designated transferee or transferees.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Holders of a majority of all Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate Note Balance of the Notes on behalf of the Holders of all the Notes, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuer and the


                                     A-5-4

Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

         Initially, this Note will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for this Note. This Note will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. This Note is exchangeable for a like aggregate initial Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

         Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.



                                     A-5-5

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: June __ 2004

                                           NEW CENTURY HOME EQUITY LOAN TRUST
                                           2004-3

                                           BY:  WILMINGTON TRUST COMPANY, not in
                                           its individual capacity but solely in
                                           its capacity as Owner Trustee


                                           By:__________________________________
                                                      Authorized Signatory



                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes referred to in the within-mentioned Indenture.



DEUTSCHE BANK NATIONAL TRUST COMPANY,
as Indenture Trustee



By:______________________________________
         Authorized Signatory

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

               TEN COM     --    as tenants in common
               TEN ENT     --    as tenants by the entireties
               JT TEN      --    as joint tenants with right of survivorship and
                                 not as tenants in common
      UNIF GIFT MIN ACT    --    __________ Custodian __________________________
                                   (Cust)                     (Minor)

                                 under Uniform Gifts to Minor Act ______________
                                                                     (State)

     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

               PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING
                               NUMBER OF ASSIGNEE:


                ------------------------------------------------

                ------------------------------------------------

                ------------------------------------------------
  (Please print or typewrite name and address, including zip code, of assignee)



--------------------------------------------------------------------------------

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
       --------------------         --------------------------------------------

Signature Guaranteed by
                        --------------------------------------------------------

         NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                   EXHIBIT A-6
                                   -----------

                             FORM OF CLASS A-6 NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.



                                     A-6-1

                   NEW CENTURY HOME EQUITY LOAN TRUST, 2004-3
                        ASSET-BACKED NOTES, SERIES 2004-3
                                    CLASS A-6

AGGREGATE NOTE BALANCE:                               NOTE RATE: Variable
$_____________________

INITIAL NOTE BALANCE OF THIS BOND:
$_____________________                                BOND NO. 1

PERCENTAGE INTEREST: 100%                             CUSIP NO. [             ]


         New Century Home Equity Loan Trust 2004-3 (the "Issuer"), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ($_________________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in July 2004 and ending on or before the Payment Date occurring on the Final Stated Maturity Date and to pay interest on the Note Balance of this Note (this "Note") outstanding from time to time as provided below.

         This Note is one of a duly authorized issue of the Issuer's Asset-Backed Notes, Series 2004-3 (the "Notes"), issued under an Indenture dated as of September 29, 2004 (the "Indenture"), between the Issuer and Deutsche Bank National Trust Company, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee, and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The "Note Balance" of a Note as of any date of determination is equal to the initial Note Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal and the aggregate amount of cumulative Realized Losses allocated to such Note on all prior Payment Dates.

         The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be equal to this Note's PRO RATA share of the aggregate payments on all Class A-6 Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

         All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Stated Maturity Date.



                                     A-6-2

         The Notes are subject to redemption in whole, but not in part, by the Master Servicer on any Payment Date on or after the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of Cut-off Date.

         The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class A-6 Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Seller, NC Capital, the Master Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Class A-6 Notes pursuant to the Indenture and the rights conveyed to the Issuer under the Indenture.

         Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person's address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All scheduled reductions in the Note Balance of a Note (or one or more predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the office or agency of the Issuer maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

         Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

         If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of the Notes, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.



                                     A-6-3

         The failure to pay any Interest Carryforward Amount at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

         The Holder of this Note or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring this Note with Plan Assets or (2) (A) the acquisition, holding and transfer of this Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code and (B) this Note is rated investment grade or better and such person believes that this Note is properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat this Note. Alternatively, regardless of the rating of this Note, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuer, the Seller, NC Capital, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer which opines that the acquisition, holding and transfer of this Note or interest herein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuer, the Seller, NC Capital, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuer pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Notes of any authorized denominations and of a like aggregate initial Note Balance, will be issued to the designated transferee or transferees.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Holders of a majority of all Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate Note Balance of the Notes on behalf of the Holders of all the Notes, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuer and the

                                     A-6-4

Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

         Initially, this Note will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for this Note. This Note will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. This Note is exchangeable for a like aggregate initial Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

         Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.



                                     A-6-5

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: June __ 2004

                                           NEW CENTURY HOME EQUITY LOAN TRUST
                                           2004-3

                                           BY:  WILMINGTON TRUST COMPANY, not in
                                           its individual capacity but solely in
                                           its capacity as Owner Trustee


                                           By:__________________________________
                                                      Authorized Signatory



                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes referred to in the within-mentioned Indenture.



DEUTSCHE BANK NATIONAL TRUST COMPANY,
as Indenture Trustee



By:______________________________________
         Authorized Signatory

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

               TEN COM     --    as tenants in common
               TEN ENT     --    as tenants by the entireties
               JT TEN      --    as joint tenants with right of survivorship and
                                 not as tenants in common
      UNIF GIFT MIN ACT    --    __________ Custodian __________________________
                                   (Cust)                     (Minor)

                                 under Uniform Gifts to Minor Act ______________
                                                                     (State)

     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

               PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING
                               NUMBER OF ASSIGNEE:


                ------------------------------------------------

                ------------------------------------------------

                ------------------------------------------------
  (Please print or typewrite name and address, including zip code, of assignee)



--------------------------------------------------------------------------------

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
       --------------------         --------------------------------------------

Signature Guaranteed by
                        --------------------------------------------------------

         NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                   EXHIBIT A-7
                                   -----------

                             FORM OF CLASS M-1 NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE IS SUBORDINATE TO THE CLASS A NOTES TO THE EXTENT DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.




                                     A-7-1

                   NEW CENTURY HOME EQUITY LOAN TRUST, 2004-3
                        ASSET-BACKED NOTES, SERIES 2004-3
                                    CLASS M-1

AGGREGATE NOTE BALANCE:                                NOTE RATE: Variable
$______________________

INITIAL NOTE BALANCE OF THIS BOND:
$_____________________                                 BOND NO. 1

PERCENTAGE INTEREST: 100%                              CUSIP NO. [             ]


         New Century Home Equity Loan Trust 2004-3 (the "Issuer"), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ($_________________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in July 2004 and ending on or before the Payment Date occurring on the Final Stated Maturity Date and to pay interest on the Note Balance of this Note (this "Note") outstanding from time to time as provided below.

         This Note is one of a duly authorized issue of the Issuer's Asset-Backed Notes, Series 2004-3 (the "Notes"), issued under an Indenture dated as of September 29, 2004 (the "Indenture"), between the Issuer and Deutsche Bank National Trust Company, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee, and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The "Note Balance" of a Note as of any date of determination is equal to the initial Note Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal and the aggregate amount of cumulative Realized Losses allocated to such Note on all prior Payment Dates.

         The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be equal to this Note's PRO RATA share of the aggregate payments on all Class M-1 Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

         All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Stated Maturity Date.



                                     A-7-2

         The Notes are subject to redemption in whole, but not in part, by the Master Servicer on any Payment Date on or after the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of Cut-off Date.

         The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class M-1 Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Seller, NC Capital, the Master Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Class M-1 Notes pursuant to the Indenture and the rights conveyed to the Issuer under the Indenture.

         Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person's address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All scheduled reductions in the Note Balance of a Note (or one or more predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the office or agency of the Issuer maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

         Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

         If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of the Notes, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.



                                     A-7-3

         The failure to pay any Interest Carryforward Amount at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

         The Holder of this Note or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring this Note with Plan Assets or (2) (A) the acquisition, holding and transfer of this Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code and (B) this Note is rated investment grade or better and such person believes that this Note is properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat this Note. Alternatively, regardless of the rating of this Note, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuer, the Seller, NC Capital, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer which opines that the acquisition, holding and transfer of this Note or interest herein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuer, the Seller, NC Capital, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuer pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Notes of any authorized denominations and of a like aggregate initial Note Balance, will be issued to the designated transferee or transferees.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Holders of a majority of all Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate Note Balance of the Notes on behalf of the Holders of all the Notes, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuer and the

                                     A-7-4

Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

         Initially, this Note will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for this Note. This Note will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. This Note is exchangeable for a like aggregate initial Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

         Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.




                                     A-7-5

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: June __ 2004

                                           NEW CENTURY HOME EQUITY LOAN TRUST
                                           2004-3

                                           BY:  WILMINGTON TRUST COMPANY, not in
                                           its individual capacity but solely in
                                           its capacity as Owner Trustee


                                           By:__________________________________
                                                      Authorized Signatory



                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes referred to in the within-mentioned Indenture.



DEUTSCHE BANK NATIONAL TRUST COMPANY,
as Indenture Trustee



By:______________________________________
         Authorized Signatory

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

               TEN COM     --    as tenants in common
               TEN ENT     --    as tenants by the entireties
               JT TEN      --    as joint tenants with right of survivorship and
                                 not as tenants in common
      UNIF GIFT MIN ACT    --    __________ Custodian __________________________
                                   (Cust)                     (Minor)

                                 under Uniform Gifts to Minor Act ______________
                                                                     (State)

     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

               PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING
                               NUMBER OF ASSIGNEE:


                ------------------------------------------------

                ------------------------------------------------

                ------------------------------------------------
  (Please print or typewrite name and address, including zip code, of assignee)



--------------------------------------------------------------------------------

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
       --------------------         --------------------------------------------

Signature Guaranteed by
                        --------------------------------------------------------

         NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                   EXHIBIT A-8
                                   -----------

                             FORM OF CLASS M-2 NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE IS SUBORDINATE TO THE CLASS A NOTES AND THE CLASS M-1 NOTES TO THE EXTENT DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.




                                     A-8-1

                   NEW CENTURY HOME EQUITY LOAN TRUST, 2004-3
                        ASSET-BACKED NOTES, SERIES 2004-3
                                    CLASS M-2

AGGREGATE NOTE BALANCE:                               NOTE RATE: Variable
$_____________________

INITIAL NOTE BALANCE OF THIS BOND:
$_____________________                                BOND NO. 1

PERCENTAGE INTEREST: 100%                             CUSIP NO. [             ]


         New Century Home Equity Loan Trust 2004-3 (the "Issuer"), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ($_________________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in July 2004 and ending on or before the Payment Date occurring on the Final Stated Maturity Date and to pay interest on the Note Balance of this Note (this "Note") outstanding from time to time as provided below.

         This Note is one of a duly authorized issue of the Issuer's Asset-Backed Notes, Series 2004-3 (the "Notes"), issued under an Indenture dated as of September 29, 2004 (the "Indenture"), between the Issuer and Deutsche Bank National Trust Company, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee, and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The "Note Balance" of a Note as of any date of determination is equal to the initial Note Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal and the aggregate amount of cumulative Realized Losses allocated to such Note on all prior Payment Dates.

         The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be equal to this Note's PRO RATA share of the aggregate payments on all Class M-2 Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

         All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Stated Maturity Date.



                                     A-8-2

         The Notes are subject to redemption in whole, but not in part, by the Master Servicer on any Payment Date on or after the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of Cut-off Date.

         The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class M-2 Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Seller, NC Capital, the Master Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Class M-2 Notes pursuant to the Indenture and the rights conveyed to the Issuer under the Indenture.

         Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person's address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All scheduled reductions in the Note Balance of a Note (or one or more predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the office or agency of the Issuer maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

         Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

         If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of the Notes, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.



                                     A-8-3

         The failure to pay any Interest Carryforward Amount at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

         The Holder of this Note or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring this Note with Plan Assets or (2) (A) the acquisition, holding and transfer of this Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code and (B) this Note is rated investment grade or better and such person believes that this Note is properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat this Note. Alternatively, regardless of the rating of this Note, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuer, the Seller, NC Capital, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer which opines that the acquisition, holding and transfer of this Note or interest herein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuer, the Seller, NC Capital, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuer pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Notes of any authorized denominations and of a like aggregate initial Note Balance, will be issued to the designated transferee or transferees.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Holders of a majority of all Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate Note Balance of the Notes on behalf of the Holders of all the Notes, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuer and the

                                     A-8-4

Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

         Initially, this Note will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for this Note. This Note will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. This Note is exchangeable for a like aggregate initial Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

         Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.




                                     A-8-5

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: June __ 2004

                                           NEW CENTURY HOME EQUITY LOAN TRUST
                                           2004-3

                                           BY:  WILMINGTON TRUST COMPANY, not in
                                           its individual capacity but solely in
                                           its capacity as Owner Trustee


                                           By:__________________________________
                                                      Authorized Signatory



                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes referred to in the within-mentioned Indenture.



DEUTSCHE BANK NATIONAL TRUST COMPANY,
as Indenture Trustee



By:______________________________________
         Authorized Signatory

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

               TEN COM     --    as tenants in common
               TEN ENT     --    as tenants by the entireties
               JT TEN      --    as joint tenants with right of survivorship and
                                 not as tenants in common
      UNIF GIFT MIN ACT    --    __________ Custodian __________________________
                                   (Cust)                     (Minor)

                                 under Uniform Gifts to Minor Act ______________
                                                                     (State)

     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

               PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING
                               NUMBER OF ASSIGNEE:


                ------------------------------------------------

                ------------------------------------------------

                ------------------------------------------------
  (Please print or typewrite name and address, including zip code, of assignee)



--------------------------------------------------------------------------------

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
       --------------------         --------------------------------------------

Signature Guaranteed by
                        --------------------------------------------------------

         NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                   EXHIBIT A-9
                                   -----------

                             FORM OF CLASS M-3 NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE IS SUBORDINATE TO THE CLASS A NOTES, THE CLASS M-1 NOTES AND THE CLASS M-2 NOTES TO THE EXTENT DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.




                                     A-9-1

                   NEW CENTURY HOME EQUITY LOAN TRUST, 2004-3
                        ASSET-BACKED NOTES, SERIES 2004-3
                                    CLASS M-3

AGGREGATE NOTE BALANCE:                            NOTE RATE: Variable
$_____________________

INITIAL NOTE BALANCE OF THIS BOND:
$_____________________                             BOND NO. 1

PERCENTAGE INTEREST: 100%                          CUSIP NO. [             ]


         New Century Home Equity Loan Trust 2004-3 (the "Issuer"), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ($_________________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in July 2004 and ending on or before the Payment Date occurring on the Final Stated Maturity Date and to pay interest on the Note Balance of this Note (this "Note") outstanding from time to time as provided below.

         This Note is one of a duly authorized issue of the Issuer's Asset-Backed Notes, Series 2004-3 (the "Notes"), issued under an Indenture dated as of September 29, 2004 (the "Indenture"), between the Issuer and Deutsche Bank National Trust Company, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee, and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The "Note Balance" of a Note as of any date of determination is equal to the initial Note Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal and the aggregate amount of cumulative Realized Losses allocated to such Note on all prior Payment Dates.

         The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be equal to this Note's PRO RATA share of the aggregate payments on all Class M-3 Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

         All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Stated Maturity Date.



                                     A-9-2

         The Notes are subject to redemption in whole, but not in part, by the Master Servicer on any Payment Date on or after the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of Cut-off Date.

         The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class M-3 Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Seller, NC Capital, the Master Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Class M-3 Notes pursuant to the Indenture and the rights conveyed to the Issuer under the Indenture.

         Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person's address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All scheduled reductions in the Note Balance of a Note (or one or more predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the office or agency of the Issuer maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

         Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

         If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of the Notes, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.



                                     A-9-3

         The failure to pay any Interest Carryforward Amount at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

         The Holder of this Note or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring this Note with Plan Assets or (2) (A) the acquisition, holding and transfer of this Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code and (B) this Note is rated investment grade or better and such person believes that this Note is properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat this Note. Alternatively, regardless of the rating of this Note, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuer, the Seller, NC Capital, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer which opines that the acquisition, holding and transfer of this Note or interest herein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuer, the Seller, NC Capital, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuer pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Notes of any authorized denominations and of a like aggregate initial Note Balance, will be issued to the designated transferee or transferees.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Holders of a majority of all Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate Note Balance of the Notes on behalf of the Holders of all the Notes, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuer and the

                                     A-9-4

Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

         Initially, this Note will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for this Note. This Note will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. This Note is exchangeable for a like aggregate initial Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

         Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.



                                     A-9-5

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: June __ 2004

                                           NEW CENTURY HOME EQUITY LOAN TRUST
                                           2004-3

                                           BY:  WILMINGTON TRUST COMPANY, not in
                                           its individual capacity but solely in
                                           its capacity as Owner Trustee


                                           By:__________________________________
                                                      Authorized Signatory



                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes referred to in the within-mentioned Indenture.



DEUTSCHE BANK NATIONAL TRUST COMPANY,
as Indenture Trustee



By:______________________________________
         Authorized Signatory

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

               TEN COM     --    as tenants in common
               TEN ENT     --    as tenants by the entireties
               JT TEN      --    as joint tenants with right of survivorship and
                                 not as tenants in common
      UNIF GIFT MIN ACT    --    __________ Custodian __________________________
                                   (Cust)                     (Minor)

                                 under Uniform Gifts to Minor Act ______________
                                                                     (State)

     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

               PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING
                               NUMBER OF ASSIGNEE:


                ------------------------------------------------

                ------------------------------------------------

                ------------------------------------------------
  (Please print or typewrite name and address, including zip code, of assignee)



--------------------------------------------------------------------------------

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
       --------------------         --------------------------------------------

Signature Guaranteed by
                        --------------------------------------------------------

         NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                  EXHIBIT A-10
                                  ------------

                             FORM OF CLASS M-4 NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE IS SUBORDINATE TO THE CLASS A NOTES, THE CLASS M-1 NOTES, THE CLASS M-2 NOTES AND THE CLASS M-3 NOTES TO THE EXTENT DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.



                                     A-10-1

                   NEW CENTURY HOME EQUITY LOAN TRUST, 2004-3
                        ASSET-BACKED NOTES, SERIES 2004-3
                                    CLASS M-4

AGGREGATE NOTE BALANCE:                                NOTE RATE: Variable
$_____________________

INITIAL NOTE BALANCE OF THIS BOND:
$_____________________                                 BOND NO. 1

PERCENTAGE INTEREST: 100%                              CUSIP NO. [             ]


         New Century Home Equity Loan Trust 2004-3 (the "Issuer"), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ($_________________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in July 2004 and ending on or before the Payment Date occurring on the Final Stated Maturity Date and to pay interest on the Note Balance of this Note (this "Note") outstanding from time to time as provided below.

         This Note is one of a duly authorized issue of the Issuer's Asset-Backed Notes, Series 2004-3 (the "Notes"), issued under an Indenture dated as of September 29, 2004 (the "Indenture"), between the Issuer and Deutsche Bank National Trust Company, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee, and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The "Note Balance" of a Note as of any date of determination is equal to the initial Note Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal and the aggregate amount of cumulative Realized Losses allocated to such Note on all prior Payment Dates.

         The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be equal to this Note's PRO RATA share of the aggregate payments on all Class M-4 Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

         All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Stated Maturity Date.



                                     A-10-2

         The Notes are subject to redemption in whole, but not in part, by the Master Servicer on any Payment Date on or after the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of Cut-off Date.

         The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class M-4 Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Seller, NC Capital, the Master Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Class M-4 Notes pursuant to the Indenture and the rights conveyed to the Issuer under the Indenture.

         Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person's address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All scheduled reductions in the Note Balance of a Note (or one or more predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the office or agency of the Issuer maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

         Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

         If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of the Notes, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.



                                     A-10-3

         The failure to pay any Interest Carryforward Amount at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

         The Holder of this Note or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring this Note with Plan Assets or (2) (A) the acquisition, holding and transfer of this Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code and (B) this Note is rated investment grade or better and such person believes that this Note is properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat this Note. Alternatively, regardless of the rating of this Note, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuer, the Seller, NC Capital, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer which opines that the acquisition, holding and transfer of this Note or interest herein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuer, the Seller, NC Capital, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuer pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Notes of any authorized denominations and of a like aggregate initial Note Balance, will be issued to the designated transferee or transferees.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Holders of a majority of all Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate Note Balance of the Notes on behalf of the Holders of all the Notes, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuer and the

                                     A-10-4

Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

         Initially, this Note will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for this Note. This Note will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. This Note is exchangeable for a like aggregate initial Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

         Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.




                                     A-10-5

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: June __ 2004

                                           NEW CENTURY HOME EQUITY LOAN TRUST
                                           2004-3

                                           BY:  WILMINGTON TRUST COMPANY, not in
                                           its individual capacity but solely in
                                           its capacity as Owner Trustee


                                           By:__________________________________
                                                      Authorized Signatory



                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes referred to in the within-mentioned Indenture.



DEUTSCHE BANK NATIONAL TRUST COMPANY,
as Indenture Trustee



By:______________________________________
         Authorized Signatory

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

               TEN COM     --    as tenants in common
               TEN ENT     --    as tenants by the entireties
               JT TEN      --    as joint tenants with right of survivorship and
                                 not as tenants in common
      UNIF GIFT MIN ACT    --    __________ Custodian __________________________
                                   (Cust)                     (Minor)

                                 under Uniform Gifts to Minor Act ______________
                                                                     (State)

     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

               PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING
                               NUMBER OF ASSIGNEE:


                ------------------------------------------------

                ------------------------------------------------

                ------------------------------------------------
  (Please print or typewrite name and address, including zip code, of assignee)



--------------------------------------------------------------------------------

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
       --------------------         --------------------------------------------

Signature Guaranteed by
                        --------------------------------------------------------

         NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                  EXHIBIT A-11
                                  ------------

                             FORM OF CLASS M-5 NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE IS SUBORDINATE TO THE CLASS A NOTES, THE CLASS M-1 NOTES, THE CLASS M-2 NOTES, THE CLASS M-3 NOTES AND THE CLASS M-4 NOTES TO THE EXTENT DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.




                                     A-11-1

                   NEW CENTURY HOME EQUITY LOAN TRUST, 2004-3
                        ASSET-BACKED NOTES, SERIES 2004-3
                                    CLASS M-5

AGGREGATE NOTE BALANCE:                             NOTE RATE: Variable
$_____________________

INITIAL NOTE BALANCE OF THIS BOND:
$_____________________                              BOND NO. 1

PERCENTAGE INTEREST: 100%                           CUSIP NO. [             ]


         New Century Home Equity Loan Trust 2004-3 (the "Issuer"), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ($_________________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in July 2004 and ending on or before the Payment Date occurring on the Final Stated Maturity Date and to pay interest on the Note Balance of this Note (this "Note") outstanding from time to time as provided below.

         This Note is one of a duly authorized issue of the Issuer's Asset-Backed Notes, Series 2004-3 (the "Notes"), issued under an Indenture dated as of September 29, 2004 (the "Indenture"), between the Issuer and Deutsche Bank National Trust Company, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee, and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The "Note Balance" of a Note as of any date of determination is equal to the initial Note Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal and the aggregate amount of cumulative Realized Losses allocated to such Note on all prior Payment Dates.

         The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be equal to this Note's PRO RATA share of the aggregate payments on all Class M-5 Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

         All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Stated Maturity Date.



                                     A-11-2

         The Notes are subject to redemption in whole, but not in part, by the Master Servicer on any Payment Date on or after the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of Cut-off Date.

         The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class M-5 Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Seller, NC Capital, the Master Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Class M-5 Notes pursuant to the Indenture and the rights conveyed to the Issuer under the Indenture.

         Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person's address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All scheduled reductions in the Note Balance of a Note (or one or more predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the office or agency of the Issuer maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

         Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

         If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of the Notes, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.



                                     A-11-3

         The failure to pay any Interest Carryforward Amount at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

         The Holder of this Note or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring this Note with Plan Assets or (2) (A) the acquisition, holding and transfer of this Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code and (B) this Note is rated investment grade or better and such person believes that this Note is properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat this Note. Alternatively, regardless of the rating of this Note, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuer, the Seller, NC Capital, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer which opines that the acquisition, holding and transfer of this Note or interest herein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuer, the Seller, NC Capital, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuer pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Notes of any authorized denominations and of a like aggregate initial Note Balance, will be issued to the designated transferee or transferees.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Holders of a majority of all Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate Note Balance of the Notes on behalf of the Holders of all the Notes, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuer and the

                                     A-11-4

Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

         Initially, this Note will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for this Note. This Note will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. This Note is exchangeable for a like aggregate initial Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

         Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.




                                     A-11-5

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: June __ 2004

                                           NEW CENTURY HOME EQUITY LOAN TRUST
                                           2004-3

                                           BY:  WILMINGTON TRUST COMPANY, not in
                                           its individual capacity but solely in
                                           its capacity as Owner Trustee


                                           By:__________________________________
                                                      Authorized Signatory



                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes referred to in the within-mentioned Indenture.



DEUTSCHE BANK NATIONAL TRUST COMPANY,
as Indenture Trustee



By:______________________________________
         Authorized Signatory

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

               TEN COM     --    as tenants in common
               TEN ENT     --    as tenants by the entireties
               JT TEN      --    as joint tenants with right of survivorship and
                                 not as tenants in common
      UNIF GIFT MIN ACT    --    __________ Custodian __________________________
                                   (Cust)                     (Minor)

                                 under Uniform Gifts to Minor Act ______________
                                                                     (State)

     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

               PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING
                               NUMBER OF ASSIGNEE:


                ------------------------------------------------

                ------------------------------------------------

                ------------------------------------------------
  (Please print or typewrite name and address, including zip code, of assignee)



--------------------------------------------------------------------------------

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
       --------------------         --------------------------------------------

Signature Guaranteed by
                        --------------------------------------------------------

         NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                  EXHIBIT A-12
                                  ------------

                             FORM OF CLASS M-6 NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE IS SUBORDINATE TO THE CLASS A NOTES, THE CLASS M-1 NOTES, THE CLASS M-2 NOTES, THE CLASS M-3 NOTES, THE CLASS M-4 NOTES AND THE CLASS M-5 NOTES TO THE EXTENT DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.



                                     A-12-1

                   NEW CENTURY HOME EQUITY LOAN TRUST, 2004-3
                        ASSET-BACKED NOTES, SERIES 2004-3
                                    CLASS M-6

AGGREGATE NOTE BALANCE:                               NOTE RATE: Variable
$_____________________

INITIAL NOTE BALANCE OF THIS BOND:
$_____________________                                BOND NO. 1

PERCENTAGE INTEREST: 100%                             CUSIP NO. [             ]


         New Century Home Equity Loan Trust 2004-3 (the "Issuer"), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ($_________________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in July 2004 and ending on or before the Payment Date occurring on the Final Stated Maturity Date and to pay interest on the Note Balance of this Note (this "Note") outstanding from time to time as provided below.

         This Note is one of a duly authorized issue of the Issuer's Asset-Backed Notes, Series 2004-3 (the "Notes"), issued under an Indenture dated as of September 29, 2004 (the "Indenture"), between the Issuer and Deutsche Bank National Trust Company, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee, and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The "Note Balance" of a Note as of any date of determination is equal to the initial Note Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal and the aggregate amount of cumulative Realized Losses allocated to such Note on all prior Payment Dates.

         The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be equal to this Note's PRO RATA share of the aggregate payments on all Class M-6 Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

         All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Stated Maturity Date.



                                     A-12-2

         The Notes are subject to redemption in whole, but not in part, by the Master Servicer on any Payment Date on or after the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of Cut-off Date.

         The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class M-6 Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Seller, NC Capital, the Master Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Class M-6 Notes pursuant to the Indenture and the rights conveyed to the Issuer under the Indenture.

         Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person's address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All scheduled reductions in the Note Balance of a Note (or one or more predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the office or agency of the Issuer maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

         Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

         If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of the Notes, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.



                                     A-12-3

         The failure to pay any Interest Carryforward Amount at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

         The Holder of this Note or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring this Note with Plan Assets or (2) (A) the acquisition, holding and transfer of this Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code and (B) this Note is rated investment grade or better and such person believes that this Note is properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat this Note. Alternatively, regardless of the rating of this Note, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuer, the Seller, NC Capital, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer which opines that the acquisition, holding and transfer of this Note or interest herein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuer, the Seller, NC Capital, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuer pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Notes of any authorized denominations and of a like aggregate initial Note Balance, will be issued to the designated transferee or transferees.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Holders of a majority of all Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate Note Balance of the Notes on behalf of the Holders of all the Notes, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuer and the

                                     A-12-4

Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

         Initially, this Note will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for this Note. This Note will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. This Note is exchangeable for a like aggregate initial Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

         Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.



                                     A-12-5

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: June __ 2004

                                           NEW CENTURY HOME EQUITY LOAN TRUST
                                           2004-3

                                           BY:  WILMINGTON TRUST COMPANY, not in
                                           its individual capacity but solely in
                                           its capacity as Owner Trustee


                                           By:__________________________________
                                                      Authorized Signatory



                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes referred to in the within-mentioned Indenture.



DEUTSCHE BANK NATIONAL TRUST COMPANY,
as Indenture Trustee



By:______________________________________
         Authorized Signatory

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

               TEN COM     --    as tenants in common
               TEN ENT     --    as tenants by the entireties
               JT TEN      --    as joint tenants with right of survivorship and
                                 not as tenants in common
      UNIF GIFT MIN ACT    --    __________ Custodian __________________________
                                   (Cust)                     (Minor)

                                 under Uniform Gifts to Minor Act ______________
                                                                     (State)

     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

               PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING
                               NUMBER OF ASSIGNEE:


                ------------------------------------------------

                ------------------------------------------------

                ------------------------------------------------
  (Please print or typewrite name and address, including zip code, of assignee)



--------------------------------------------------------------------------------

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
       --------------------         --------------------------------------------

Signature Guaranteed by
                        --------------------------------------------------------

         NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                  EXHIBIT A-13
                                  ------------

                             FORM OF CLASS M-7 NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE IS SUBORDINATE TO THE CLASS A NOTES, THE CLASS M-1 NOTES, THE CLASS M-2 NOTES, THE CLASS M-3 NOTES, THE CLASS M-4 NOTES, THE CLASS M-5 NOTES AND THE CLASS M-6 NOTES TO THE EXTENT DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.



                                     A-13-1

                   NEW CENTURY HOME EQUITY LOAN TRUST, 2004-3
                        ASSET-BACKED NOTES, SERIES 2004-3
                                    CLASS M-7

AGGREGATE NOTE BALANCE:                                NOTE RATE: Variable
$_____________________

INITIAL NOTE BALANCE OF THIS BOND:
$_____________________                                 BOND NO. 1
PERCENTAGE INTEREST: 100%                              CUSIP NO. [             ]


         New Century Home Equity Loan Trust 2004-3 (the "Issuer"), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ($_________________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in July 2004 and ending on or before the Payment Date occurring on the Final Stated Maturity Date and to pay interest on the Note Balance of this Note (this "Note") outstanding from time to time as provided below.

         This Note is one of a duly authorized issue of the Issuer's Asset-Backed Notes, Series 2004-3 (the "Notes"), issued under an Indenture dated as of September 29, 2004 (the "Indenture"), between the Issuer and Deutsche Bank National Trust Company, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee, and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The "Note Balance" of a Note as of any date of determination is equal to the initial Note Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal and the aggregate amount of cumulative Realized Losses allocated to such Note on all prior Payment Dates.

         The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be equal to this Note's PRO RATA share of the aggregate payments on all Class M-7 Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

         All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Stated Maturity Date.



                                     A-13-2

         The Notes are subject to redemption in whole, but not in part, by the Master Servicer on any Payment Date on or after the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of Cut-off Date.

         The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class M-7 Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Seller, NC Capital, the Master Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Class M-7 Notes pursuant to the Indenture and the rights conveyed to the Issuer under the Indenture.

         Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person's address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All scheduled reductions in the Note Balance of a Note (or one or more predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the office or agency of the Issuer maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

         Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

         If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of the Notes, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.



                                     A-13-3

         The failure to pay any Interest Carryforward Amount at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

         The Holder of this Note or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring this Note with Plan Assets or (2) (A) the acquisition, holding and transfer of this Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code and (B) this Note is rated investment grade or better and such person believes that this Note is properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat this Note. Alternatively, regardless of the rating of this Note, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuer, the Seller, NC Capital, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer which opines that the acquisition, holding and transfer of this Note or interest herein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuer, the Seller, NC Capital, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuer pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Notes of any authorized denominations and of a like aggregate initial Note Balance, will be issued to the designated transferee or transferees.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Holders of a majority of all Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate Note Balance of the Notes on behalf of the Holders of all the Notes, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuer and the

                                     A-13-4

Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

         Initially, this Note will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for this Note. This Note will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. This Note is exchangeable for a like aggregate initial Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

         Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.



                                     A-13-5

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: June __ 2004

                                           NEW CENTURY HOME EQUITY LOAN TRUST
                                           2004-3

                                           BY:  WILMINGTON TRUST COMPANY, not in
                                           its individual capacity but solely in
                                           its capacity as Owner Trustee


                                           By:__________________________________
                                                      Authorized Signatory



                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes referred to in the within-mentioned Indenture.



DEUTSCHE BANK NATIONAL TRUST COMPANY,
as Indenture Trustee



By:______________________________________
         Authorized Signatory

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

               TEN COM     --    as tenants in common
               TEN ENT     --    as tenants by the entireties
               JT TEN      --    as joint tenants with right of survivorship and
                                 not as tenants in common
      UNIF GIFT MIN ACT    --    __________ Custodian __________________________
                                   (Cust)                     (Minor)

                                 under Uniform Gifts to Minor Act ______________
                                                                     (State)

     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

               PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING
                               NUMBER OF ASSIGNEE:


                ------------------------------------------------

                ------------------------------------------------

                ------------------------------------------------
  (Please print or typewrite name and address, including zip code, of assignee)



--------------------------------------------------------------------------------

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
       --------------------         --------------------------------------------

Signature Guaranteed by
                        --------------------------------------------------------

         NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                  EXHIBIT A-14
                                  ------------

                             FORM OF CLASS M-8 NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE IS SUBORDINATE TO THE CLASS A NOTES, THE CLASS M-1 NOTES, THE CLASS M-2 NOTES, THE CLASS M-3 NOTES, THE CLASS M-4 NOTES, THE CLASS M-5 NOTES, THE CLASS M-6 NOTES AND THE CLASS M-7 NOTES TO THE EXTENT DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.



                                     A-14-1

                   NEW CENTURY HOME EQUITY LOAN TRUST, 2004-3
                        ASSET-BACKED NOTES, SERIES 2004-3
                                    CLASS M-8

AGGREGATE NOTE BALANCE:                              NOTE RATE: Variable
$_____________________

INITIAL NOTE BALANCE OF THIS BOND:
$_____________________                               BOND NO. 1

PERCENTAGE INTEREST: 100%                            CUSIP NO. [             ]


         New Century Home Equity Loan Trust 2004-3 (the "Issuer"), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ($_________________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in July 2004 and ending on or before the Payment Date occurring on the Final Stated Maturity Date and to pay interest on the Note Balance of this Note (this "Note") outstanding from time to time as provided below.

         This Note is one of a duly authorized issue of the Issuer's Asset-Backed Notes, Series 2004-3 (the "Notes"), issued under an Indenture dated as of September 29, 2004 (the "Indenture"), between the Issuer and Deutsche Bank National Trust Company, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee, and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The "Note Balance" of a Note as of any date of determination is equal to the initial Note Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal and the aggregate amount of cumulative Realized Losses allocated to such Note on all prior Payment Dates.

         The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be equal to this Note's PRO RATA share of the aggregate payments on all Class M-8 Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

         All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Stated Maturity Date.



                                     A-14-2

         The Notes are subject to redemption in whole, but not in part, by the Master Servicer on any Payment Date on or after the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of Cut-off Date.

         The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class M-8 Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Seller, NC Capital, the Master Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Class M-8 Notes pursuant to the Indenture and the rights conveyed to the Issuer under the Indenture.

         Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person's address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All scheduled reductions in the Note Balance of a Note (or one or more predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the office or agency of the Issuer maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

         Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

         If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of the Notes, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.



                                     A-14-3

         The failure to pay any Interest Carryforward Amount at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

         The Holder of this Note or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring this Note with Plan Assets or (2) (A) the acquisition, holding and transfer of this Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code and (B) this Note is rated investment grade or better and such person believes that this Note is properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat this Note. Alternatively, regardless of the rating of this Note, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuer, the Seller, NC Capital, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer which opines that the acquisition, holding and transfer of this Note or interest herein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuer, the Seller, NC Capital, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuer pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Notes of any authorized denominations and of a like aggregate initial Note Balance, will be issued to the designated transferee or transferees.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Holders of a majority of all Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate Note Balance of the Notes on behalf of the Holders of all the Notes, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuer and the


                                     A-14-4

Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

         Initially, this Note will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for this Note. This Note will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. This Note is exchangeable for a like aggregate initial Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

         Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.



                                     A-14-5

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: June __ 2004

                                           NEW CENTURY HOME EQUITY LOAN TRUST
                                           2004-3

                                           BY:  WILMINGTON TRUST COMPANY, not in
                                           its individual capacity but solely in
                                           its capacity as Owner Trustee


                                           By:__________________________________
                                                      Authorized Signatory



                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes referred to in the within-mentioned Indenture.



DEUTSCHE BANK NATIONAL TRUST COMPANY,
as Indenture Trustee



By:______________________________________
         Authorized Signatory

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

               TEN COM     --    as tenants in common
               TEN ENT     --    as tenants by the entireties
               JT TEN      --    as joint tenants with right of survivorship and
                                 not as tenants in common
      UNIF GIFT MIN ACT    --    __________ Custodian __________________________
                                   (Cust)                     (Minor)

                                 under Uniform Gifts to Minor Act ______________
                                                                     (State)

     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

               PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING
                               NUMBER OF ASSIGNEE:


                ------------------------------------------------

                ------------------------------------------------

                ------------------------------------------------
  (Please print or typewrite name and address, including zip code, of assignee)



--------------------------------------------------------------------------------

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
       --------------------         --------------------------------------------

Signature Guaranteed by
                        --------------------------------------------------------

         NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                  EXHIBIT A-15
                                  ------------

                             FORM OF CLASS M-9 NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE IS SUBORDINATE TO THE CLASS A NOTES, THE CLASS M-1 NOTES, THE CLASS M-2 NOTES, THE CLASS M-3 NOTES, THE CLASS M-4 NOTES, THE CLASS M-5 NOTES, THE CLASS M-6 NOTES, THE CLASS M-7 NOTES AND THE CLASS M-8 NOTES TO THE EXTENT DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.



                                     A-15-1

                   NEW CENTURY HOME EQUITY LOAN TRUST, 2004-3
                        ASSET-BACKED NOTES, SERIES 2004-3
                                    CLASS M-9

AGGREGATE NOTE BALANCE:                               NOTE RATE: Variable
$_____________________

INITIAL NOTE BALANCE OF THIS BOND:
$_____________________                                BOND NO. 1

PERCENTAGE INTEREST: 100%                             CUSIP NO. [             ]


         New Century Home Equity Loan Trust 2004-3 (the "Issuer"), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ($_________________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in July 2004 and ending on or before the Payment Date occurring on the Final Stated Maturity Date and to pay interest on the Note Balance of this Note (this "Note") outstanding from time to time as provided below.

         This Note is one of a duly authorized issue of the Issuer's Asset-Backed Notes, Series 2004-3 (the "Notes"), issued under an Indenture dated as of September 29, 2004 (the "Indenture"), between the Issuer and Deutsche Bank National Trust Company, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee, and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The "Note Balance" of a Note as of any date of determination is equal to the initial Note Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal and the aggregate amount of cumulative Realized Losses allocated to such Note on all prior Payment Dates.

         The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be equal to this Note's PRO RATA share of the aggregate payments on all Class M-9 Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

         All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Stated Maturity Date.



                                     A-15-2

         The Notes are subject to redemption in whole, but not in part, by the Master Servicer on any Payment Date on or after the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of Cut-off Date.

         The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class M-9 Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Seller, NC Capital, the Master Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Class M-9 Notes pursuant to the Indenture and the rights conveyed to the Issuer under the Indenture.

         Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person's address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All scheduled reductions in the Note Balance of a Note (or one or more predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the office or agency of the Issuer maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

         Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the right to unpaid principal and interest that were carried by such other Note.

         If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Balance of the Notes, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.



                                     A-15-3

         The failure to pay any Interest Carryforward Amount at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

         The Holder of this Note or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring this Note with Plan Assets or (2) (A) the acquisition, holding and transfer of this Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code and (B) this Note is rated investment grade or better and such person believes that this Note is properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat this Note. Alternatively, regardless of the rating of this Note, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuer, the Seller, NC Capital, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer which opines that the acquisition, holding and transfer of this Note or interest herein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuer, the Seller, NC Capital, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuer pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Notes of any authorized denominations and of a like aggregate initial Note Balance, will be issued to the designated transferee or transferees.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Holders of a majority of all Notes at the time outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the aggregate Note Balance of the Notes on behalf of the Holders of all the Notes, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuer and the

                                     A-15-4

Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

         Initially, this Note will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for this Note. This Note will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. This Note is exchangeable for a like aggregate initial Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

         Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.




                                     A-15-5

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: June __ 2004

                                           NEW CENTURY HOME EQUITY LOAN TRUST
                                           2004-3

                                           BY:  WILMINGTON TRUST COMPANY, not in
                                           its individual capacity but solely in
                                           its capacity as Owner Trustee


                                           By:__________________________________
                                                      Authorized Signatory



                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes referred to in the within-mentioned Indenture.



DEUTSCHE BANK NATIONAL TRUST COMPANY,
as Indenture Trustee



By:______________________________________
         Authorized Signatory

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:

               TEN COM     --    as tenants in common
               TEN ENT     --    as tenants by the entireties
               JT TEN      --    as joint tenants with right of survivorship and
                                 not as tenants in common
      UNIF GIFT MIN ACT    --    __________ Custodian __________________________
                                   (Cust)                     (Minor)

                                 under Uniform Gifts to Minor Act ______________
                                                                     (State)

     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT
                                   ----------

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

               PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING
                               NUMBER OF ASSIGNEE:


                ------------------------------------------------

                ------------------------------------------------

                ------------------------------------------------
  (Please print or typewrite name and address, including zip code, of assignee)



--------------------------------------------------------------------------------

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
       --------------------         --------------------------------------------

Signature Guaranteed by
                        --------------------------------------------------------

         NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                                    EXHIBIT B

                             MORTGAGE LOAN SCHEDULE

                                (Filed Manually)

                                   EXHIBIT C-1

                          FORM OF INITIAL CERTIFICATION

                                                 September 29, 2004


New Century Home Equity Loan Trust 2004-3       New Century Mortgage Corporation
c/o Wilmington Trust Company                    18400 Von Karman
Rodney Square North                             Irvine, California 92612
1100 North Market Street
Wilmington, Delaware 19990-0001
Attention: Corporate Trust Administration

                  Re: Indenture dated as of September 29, 2004, between New Century Home Equity Loan Trust 2004-3 and Deutsche Bank National Trust Company
                           -----------------------------------------------------

Ladies and Gentlemen:

                  In accordance with Section 2.03(a) of the above-captioned Indenture and Section 2.1(b)(i)-(v) of the Mortgage Loan Sale and Contribution Agreement, dated as of September 29, 2004 (the "MLSCA"; and together with the Indenture, the "Agreements"), among NC Residual II Corporation, NC Capital Corporation and New Century Mortgage Securities, Inc., the undersigned, as Indenture Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification) (i) all documents constituting part of such Mortgage File (other than such documents described in Section 2.1(v) of the MLSCA) required to be delivered to it pursuant to the Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i), (iii), (xi), (xii), (xv) and (xvii) (solely as to the Gross Margin) of the definition of "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File.

                  The Indenture Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan, or (iii) whether any Mortgage File included any of the documents specified in clause (v) of Section
2.1 of the MLSCA.




                                     C-1-1

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Indenture.

                                         DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                         as Indenture Trustee


                                         By:_________________________________
                                         Name:
                                         Title:




                                     C-1-2

                                   EXHIBIT C-2

                           FORM OF FINAL CERTIFICATION

                                                           , 200__

New Century Home Equity Loan Trust 2004-3      New Century Mortgage Corporation
c/o Wilmington Trust Company                   18400 Von Karman
Rodney Square North                            Irvine, California 92612
1100 North Market Street
Wilmington, Delaware 19990-0001
Attention: Corporate Trust Administration

                  Re: Indenture dated as of September 29, 2004, between New Century Home Equity Loan Trust 2004-3 and Deutsche Bank National Trust Company
                           -----------------------------------------------------


Ladies and Gentlemen:

                  In accordance with Section 2.03(b) of the above-captioned Indenture, and Section 2.1(b) of the Mortgage Loan Sale and Contribution Agreement, dated as of September 29, 2004, (the "MLSCA"; and together with the Indenture, the "Agreements"), among NC Residual II Corporation, NC Capital Corporation and New Century Mortgage Securities, Inc., the undersigned, as Indenture Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the exception report attached hereto) it has received the documents set forth in
Section 2.1(b) of the MLSCA.

                  The Indenture Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Agreements. The Indenture Trustee makes no representation that any documents specified in clause (v) of Section 2.1(b) should be included in any Mortgage File.

                  The Indenture Trustee makes no representations as to and shall not be responsible to verify: (i) the validity, legality, sufficiency, enforceability, due authorization, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or (iii) the existence of any assumption, modification, written assurance or substitution agreement with respect to any Mortgage File if no such documents appear in the Mortgage File delivered to the Indenture Trustee.





                                     C-2-1

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Indenture.

                                             DEUTSCHE BANK NATIONAL TRUST
                                             COMPANY, as Indenture Trustee


                                             By:________________________________
                                             Name:
                                             Title:



                                     C-2-2

                                    EXHIBIT D

                                  CAP CONTRACTS

                             (Provided Upon Request)

                                   APPENDIX A

                                   DEFINITIONS

                  "Accepted Servicing Practices": The servicing standards set forth in Section 3.01 of the Servicing Agreement.

                  "Accrued Note Interest": With respect to any Class A Note or Mezzanine Note and each Payment Date, interest accrued during the related Interest Accrual Period at the Note Rate for such Note for such Payment Date on the Note Balance immediately prior to such Payment Date. All payments of interest on the Class A Notes and the Mezzanine Notes will be calculated on the basis of a 360-day year and the actual number of days in the applicable Interest Accrual Period. Accrued Note Interest with respect to each Payment Date, as to any Class A Note or Mezzanine Note, shall be reduced by an amount equal to the portion allocable to such Note pursuant to Section 3.30 of the Indenture of the sum of (a) the aggregate Prepayment Interest Shortfall, if any, for such Payment Date to the extent not covered by payments pursuant to Section 3.24 of the Servicing Agreement and (b) the aggregate amount of any Relief Act Interest Shortfall, if any, for such Payment Date.

                  "Adjustable-Rate Mortgage Loan": Each of the Mortgage Loans identified in the Mortgage Loan Schedule as having a Mortgage Rate that is subject to adjustment.

                  "Adjustment Date": With respect to each Adjustable-Rate Mortgage Loan, the first day of the month in which the Mortgage Rate of such Mortgage Loan changes pursuant to the related Mortgage Note. The first Adjustment Date following the Cut-off Date as to each Adjustable-Rate Mortgage Loan is set forth in the Mortgage Loan Schedule.

                  "Advancing Person": As defined in Section 3.26(a) of the Servicing Agreement.

                  "Administrator": New Century Mortgage Corporation in the performance of its duties pursuant to Article VIII under the Servicing Agreement.

                  "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Allocated Realized Loss Amount": With respect to any Payment Date and any Class of Mezzanine Notes, the sum of (i) any Realized Losses allocated to such Class of Notes on such Payment Date and (ii) the amount of any Allocated Realized Loss Amount for such Class of Notes remaining unpaid from the previous Payment Date minus the amount of the increase in the related Note Balance due to the receipt of Subsequent Recoveries as provided in Section 3.05 of the Indenture.

                  "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form (excepting therefrom, if applicable, the mortgage recordation information which has not been required pursuant to Section 2.01 of the Mortgage Loan Sale and Contribution Agreement or returned by the applicable recorder's office), which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law.

                  "Authorized Newspaper": A newspaper of general circulation in the Borough of Manhattan, The City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays.

                  "Authorized Officer": With respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and any authorized officer of the Master Servicer in its capacity as administrator of the Issuer pursuant to Article VIII of the Servicing Agreement.

                  "Available Funds Rate": For any Payment Date with respect to the Group I Notes, a per annum rate equal to the product of (x) the weighted average of the Expense Adjusted Mortgage Rates of the then outstanding Group I Mortgage Loans, weighted based on their Stated Principal Balances as of the first day of the calendar month preceding the month in which the Payment Date occurs multiplied by a fraction the numerator of which is the aggregate Stated Principal Balance of the Group I Mortgage Loans and the Group II Mortgage Loans as of the last day of the prior Due Period and the denominator of which is the aggregate Note Balance of the Class A Notes and the Mezzanine Notes immediately prior to such Payment Date and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Interest Accrual Period.

                  For any Payment Date with respect to the Group II Notes, a per annum rate equal to the product of (x) the weighted average of the Expense Adjusted Mortgage Rates of the then outstanding Group II Mortgage Loans, weighted based on their Stated Principal Balances as of the first day of the calendar month preceding the month in which the Payment Date occurs multiplied by a fraction the numerator of which is the aggregate Stated Principal Balance of the Group I Mortgage Loans and the Group II Mortgage Loans as of the last day of the prior Due Period and the denominator of which is the aggregate Note Balance of the Class A Notes and the Mezzanine Notes immediately prior to such Payment Date and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Interest Accrual Period.

                  For any Payment Date with respect to the Mezzanine Notes, a per annum rate equal to the product of (x) the product of (A) weighted average of the Expense Adjusted Mortgage Rates of the then outstanding Group I Mortgage Loans and Group II Mortgage Loans, weighted based on their Stated Principal Balances as of the first day of the calendar month preceding the month in which the Payment Date occurs less the sum of (i) the weighted average Note Rate for the Group I Notes multiplied by a fraction, the numerator of which is the aggregate Note Balance of the Group I Notes immediately prior to such Payment Date and the denominator of which is the Stated Principal Balance of the Group I Mortgage Loans and the Group II Mortgage Loans as of the last day of the prior Due Period and (ii) the weighted average Note Rate for the Group II Notes for such Payment Date multiplied by a fraction, the numerator of which is the aggregate Note Balance of the Group II Notes immediately prior to such Payment Date and the denominator of which is the Stated Principal Balance of the Group I Mortgage Loans and the Group II Mortgage Loans as of the last day of the prior Due Period and (B) a fraction, the numerator of which is the aggregate Stated Principal Balance of the Group I Mortgage Loans and Group II Mortgage Loans as of the last day of the prior Due Period and the denominator of which is the aggregate Note Balance of the Mezzanine Notes immediately prior to such Payment Date and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Interest Accrual Period.

                  "Available Payment Amount": With respect to any Payment Date, an amount equal to (1) the sum of (a) the aggregate of the amounts on deposit in the Collection Account and Payment Account as of the close of business on the related Determination Date, including any Subsequent Recoveries, (b) the aggregate of any amounts received in respect of an REO Property withdrawn from any REO Account and deposited in the Payment Account for such Payment Date pursuant to Section 3.23 of the Servicing Agreement, (c) the aggregate of any amounts deposited in the Payment Account by the Master Servicer in respect of Prepayment Interest Shortfalls for such Payment Date pursuant to Section 3.24 of the Servicing Agreement, (d) the aggregate of any P&I Advances made by the Master Servicer for such Payment Date pursuant to Section 4.01 of the Servicing Agreement, (e) the aggregate of any advances made by the Indenture Trustee as successor Master Servicer or any other successor Master Servicer for such Payment Date pursuant to Section 6.02 of the Servicing Agreement and (f) the amount of any Prepayment Charges collected by the Master Servicer in connection with the Principal Prepayment of any of the Mortgage Loans, reduced (to not less than zero), by (2) the portion of the amount described in clause (1)(a) above that represents (i) Monthly Payments on the Mortgage Loans received from a Mortgagor on or prior to the Determination Date but due during any Due Period subsequent to the related Due Period, (ii) Principal Prepayments on the Mortgage Loans received after the related Prepayment Period (together with any interest payments received with such Principal Prepayments to the extent they represent the payment of interest accrued on the Mortgage Loans during a period subsequent to the related Prepayment Period), (iii) Liquidation Proceeds and Insurance Proceeds received in respect of the Mortgage Loans after the related Prepayment Period, (iv) amounts reimbursable or payable to the Depositor, the Master Servicer, the Indenture Trustee, the Owner Trustee, the Seller or any Sub-Servicer pursuant to Section 3.11 or Section 3.12 of the Servicing Agreement, (v) the Indenture Trustee Fee, the Owner Trustee Fee (beginning on the 13th Payment Date) and other amounts payable from the Payment Account pursuant to Section 6.07 of the Indenture and (vi) amounts deposited in the Collection Account or the Payment Account in error.

                  "Bankruptcy Code": The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

                  "Bankruptcy Loss": With respect to any Mortgage Loan, a Realized Loss resulting from a Deficient Valuation or Debt Service Reduction.

                  "Basic Documents": The Trust Agreement, the Certificate of Trust, the Indenture, the Servicing Agreement, the Mortgage Loan Sale and Contribution Agreement, the Cap Contracts, and the other documents and certificates delivered in connection with any of the above.

                  "Basis Risk Shortfall": With respect to any Class of Notes and any Payment Date, the sum of (i) the excess, if any, of (x) the aggregate Accrued Note Interest thereon for such Payment Date calculated pursuant to the lesser of clause (a)(i) or (ii) of the definition of Note Rate over (y) interest accrued on such Class of Notes at the related Available Funds Rate and (ii) the unpaid portion of any related Basis Risk Shortfall from the prior Payment Date together with interest accrued on such unpaid portion for the most recently ended Interest Accrual Period at the related Note Rate, without regard to the related Available Funds Rate.

                  "Beneficial Owner": With respect to any Note, the Person who is the beneficial owner of such Note as reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly as a Depository Participant or indirectly through a Depository Participant, in accordance with the rules of such Depository).

                  "Book-Entry Notes": Beneficial interests in the Notes, ownership and transfers of which shall be made through book entries by the Depository as described in Section 4.06 of the Indenture.

                  "Business Day": Any day other than a Saturday, a Sunday or a day on which banking or savings institutions in the State of Delaware, the State of New York, the State of California, or in the city in which the Corporate Trust Office of the Indenture Trustee is located are authorized or obligated by law or executive order to be closed.

                  "Cap Contracts": Together, the Class A-2 Cap Contract, the Group II Cap Contract and the Mezzanine Cap Contract.

                  "Cash-Out Refinancing": A Refinanced Mortgage Loan the proceeds of which are more than a nominal amount in excess of the principal balance of any existing first mortgage or subordinate mortgage on the related Mortgaged Property and related closing costs.

                  "Certificate Distribution Account": The account or accounts created and maintained pursuant to Section 3.10(c) of the Trust Agreement. The Certificate Distribution Account shall be an Eligible Account.

                  "Certificate Paying Agent": The meaning specified in Section
3.10 of the Trust Agreement.

                  "Certificate Percentage Interest": With respect to each Certificate, the Certificate Percentage Interest stated on the face thereof.

                  "Certificate Register": The register maintained by the Certificate Registrar in which the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates.

                  "Certificate Registrar": Initially, the Indenture Trustee, in its capacity as Certificate Registrar, or any successor to the Indenture Trustee in such capacity.

                  "Certificate of Trust": The Certificate of Trust filed for the Trust pursuant to Section 3810(a) of the Statutory Trust Statute.

                  "Certificates" or "Trust Certificates": The New Century Home Equity Loan Trust 2004-3 Trust Certificates, evidencing the beneficial ownership interest in the Issuer and executed by the Owner Trustee in substantially the form set forth in Exhibit A to the Trust Agreement.

                  "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register. Owners of Certificates that have been pledged in good faith may be regarded as Holders if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee, as the case may be, the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates or any Affiliate of any of the foregoing Persons.

                  "Class": Collectively, all of the Notes bearing the same class designation.

                  "Class A Notes": Any of the Group I Notes or the Group II
Notes.

                  "Class A-1 Notes": Any one of the Class A-1 Notes executed, authenticated and delivered by the Indenture Trustee, substantially in the form annexed as Exhibit A-1 to the Indenture.

                  "Class A-2 Cap Contract": The cap contract between the Indenture Trustee and the counterparty thereunder for the benefit of the Holders of the Class A-2 Notes.

                  "Class A-2 Notes": Any one of the Class A-2 Notes executed, authenticated and delivered by the Indenture Trustee, substantially in the form annexed as Exhibit A-2 to the Indenture.

                   "Class A-3 Notes": Any one of the Class A-3 Notes executed, authenticated and delivered by the Indenture Trustee, substantially in the form annexed as Exhibit A-3 to the Indenture.

                  "Class A-4 Accelerated Amortization Amount": With respect to any Payment Date on which a Class A-4 Accelerated Amortization Event is in effect, the lesser of (a) the amount of funds remaining after making payments pursuant to Section 3.05(d)(xxiii) and (b) the Note Balance of the Class A-4 Notes (after application of the Group I Principal Payment Amount and the Group II Principal Payment Amount on such Payment Date).

                  "Class A-4 Accelerated Amortization Event": With respect to any Payment Date beginning with the Payment Date in September 2011, until the Note Balance of the Class A-4 Notes has been reduced to zero, the circumstance in which the Note Balance of the Class A-4 Certificates (after application of the Group I Principal Payment Amount and the Group II Principal Payment Amount on such Payment Date assuming no Class A-4 Accelerated

Amortization Event is in effect on such Payment Date) would exceed a specified target amount for such Payment Date, as set forth on the schedule below:

                    Payment Date                       Target Note Balance
                    ------------                       -------------------
                    September 2011                           $26,542,593.44
                    October 2011                             $24,256,580.98
                    November 2011                            $21,982,064.75
                    December 2011                            $19,718,983.18
                    January 2012                             $17,467,275.00
                    February 2012                            $15,226,879.31
                    March 2012                               $12,997,735.50
                    April 2012                               $10,779,783.29
                    May 2012                                 $ 8,572,962.70
                    June 2012                                $ 6,377,214.10
                    July 2012                                $ 4,192,478.14
                    August 2012                              $ 2,018,695.79
                    September 2012 and thereafter            $         0.00

                  "Class A-4 Notes": Any one of the Class A-4 Notes executed, authenticated and delivered by the Indenture Trustee, substantially in the form annexed as Exhibit A-4 to the Indenture.

                  "Class A-5 Notes": Any one of the Class A-5 Notes executed, authenticated and delivered by the Indenture Trustee, substantially in the form annexed as Exhibit A-5 to the Indenture.

                  "Class A-6 Notes": Any one of the Class A-6 Notes executed, authenticated and delivered by the Indenture Trustee, substantially in the form annexed as Exhibit A-6 to the Indenture.

                  "Class M-1 Note": Any one of the Class M-1 Notes executed, authenticated and delivered by the Indenture Trustee, substantially in the form annexed as Exhibit A-7 to the Indenture.

                  "Class M-1 Principal Payment Amount": With respect to any Payment Date, the excess of (x) the sum of (i) the aggregate Note Balance of the Class A Notes (after taking into account the payment of the Senior Principal Payment Amount on such Payment Date) and (ii) the Note Balance of the Class M-1 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) 68.40% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus $12,428,593.76.

                  "Class M-2 Note": Any one of the Class M-2 Notes executed, authenticated and delivered by the Indenture Trustee, substantially in the form annexed as Exhibit A-8 to the Indenture.

                  "Class M-2 Principal Payment Amount": With respect to any Payment Date, the excess of (x) the sum of (i) the aggregate Note Balance of the Class A Notes (after taking into account the payment of the Senior Principal Payment Amount on such Payment Date), (ii) the Note Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Payment Amount on such Payment Date) and (iii) the Note Balance of the Class M-2 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of
(i) 74.30% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus $12,428,593.76.

                  "Class M-3 Note": Any one of the Class M-3 Notes executed, authenticated and delivered by the Indenture Trustee, substantially in the form annexed as Exhibit A-9 to the Indenture.

                  "Class M-3 Principal Payment Amount": With respect to any Payment Date, the excess of (x) the sum of (i) the aggregate Note Balance of the Class A Notes (after taking into account the payment of the Senior Principal Payment Amount on such Payment Date), (ii) the Note Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Payment Amount on such Payment Date), (iii) the Note Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Payment Amount on such Payment Date) and (iv) the Note Balance of the Class M-3 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of
(i) 77.70% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus $12,428,593.76.

                  "Class M-4 Note": Any one of the Class M-4 Notes executed, authenticated and delivered by the Indenture Trustee, substantially in the form annexed as Exhibit A-10 to the Indenture.

                  "Class M-4 Principal Payment Amount": With respect to any Payment Date, the excess of (x) the sum of (i) the aggregate Note Balance of the Class A Notes (after taking into account the payment of the Senior Principal Payment Amount on such Payment Date), (ii) the Note Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Payment Amount on such Payment Date), (iii) the Note Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Payment Amount on such Payment Date), (iv) the Note Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal Payment Amount on such Payment Date) and (v) the Note Balance of the Class M-4 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) 81.20% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus $12,428,593.76.

                  "Class M-5 Note": Any one of the Class M-5 Notes executed, authenticated and delivered by the Indenture Trustee, substantially in the form annexed as Exhibit A-11 of the Indenture.

                  "Class M-5 Principal Payment Amount": With respect to any Payment Date, the excess of (x) the sum of (i) the aggregate Note Balance of the Class A Notes (after taking into account the payment of the Senior Principal Payment Amount on such Payment Date), (ii) the Note Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Payment Amount on such Payment Date), (iii) the Note Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Payment Amount on such Payment Date), (iv) the Note Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal Payment Amount on such Payment Date), (v) the Note Balance of the Class M-4 Notes (after taking into account the payment of the Class M-4 Principal Payment Amount on such Payment Date) and (vi) the Note Balance of the Class M-5 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) 84.20% and
(ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus $12,428,593.76.

                  "Class M-6 Note": Any one of the Class M-6 Notes executed, authenticated and delivered by the Indenture Trustee, substantially in the form annexed as Exhibit A-12 of the Indenture.

                  "Class M-6 Principal Payment Amount": With respect to any Payment Date, the excess of (x) the sum of (i) the aggregate Note Balance of the Class A Notes (after taking into account the payment of the Senior Principal Payment Amount on such Payment Date), (ii) the Note Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Payment Amount on such Payment Date), (iii) the Note Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Payment Amount on such Payment Date), (iv) the Note Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal Payment Amount on such Payment Date), (v) the Note Balance of the Class M-4 Notes (after taking into account the payment of the Class M-4 Principal Payment Amount on such Payment Date), (vi) the Note Balance of the Class M-5 Notes (after taking into account the payment of the Class M-5 Principal Payment Amount on such Payment
Date) and (vii) the Note Balance of the Class M-6 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) 87.00% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus $12,428,593.76.

                  "Class M-7 Note": Any one of the Class M-7 Notes executed, authenticated and delivered by the Indenture Trustee, substantially in the form annexed as Exhibit A-13 of the Indenture.

                  "Class M-7 Principal Payment Amount": With respect to any Payment Date, the excess of (x) the sum of (i) the aggregate Note Balance of the Class A Notes (after taking into account the payment of the Senior Principal Payment Amount on such Payment Date), (ii) the Note Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Payment Amount on such Payment Date), (iii) the Note Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Payment Amount on such Payment Date), (iv) the Note Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal Payment Amount on such Payment Date), (v) the Note Balance of the Class M-4 Notes (after taking into account the payment of the Class M-4 Principal Payment Amount on such Payment Date), (vi) the Note Balance of the Class M-5 Notes (after taking into account the payment of the Class M-5 Principal Payment Amount on such Payment Date), (vii) the Note Balance of the Class M-6 Notes (after taking into account the payment of the Class M-7 Principal Payment Amount on such Payment Date) and (viii) the Note Balance of the Class M-6 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) 89.30% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus $12,428,593.76.

                  "Class M-8 Note": Any one of the Class M-8 Notes executed, authenticated and delivered by the Indenture Trustee, substantially in the form annexed as Exhibit A-14 of the Indenture.

                  "Class M-8 Principal Payment Amount": With respect to any Payment Date, the excess of (x) the sum of (i) the aggregate Note Balance of the Class A Notes (after taking into account the payment of the Senior Principal Payment Amount on such Payment Date), (ii) the Note Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Payment Amount on such Payment Date), (iii) the Note Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Payment Amount on such Payment Date), (iv) the Note Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal Payment Amount on such Payment Date), (v) the Note Balance of the Class M-4 Notes (after taking into account the payment of the Class M-4 Principal Payment Amount on such Payment Date), (vi) the Note Balance of the Class M-5 Notes (after taking into account the payment of the Class M-5 Principal Payment Amount on such Payment
Date), (vii) the Note Balance of the Class M-6 Notes (after taking into account the payment of the Class M-6 Principal Payment Amount on such Payment Date),
(viii) the Note Balance of the Class M-7 Notes (after taking into account the payment of the Class M-7 Principal Payment Amount on such Payment Date) and (ix) the Note Balance of the Class M-8 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) 91.30% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus $12,428,593.76.

                  "Class M-9 Note": Any one of the Class M-9 Notes executed, authenticated and delivered by the Indenture Trustee, substantially in the form annexed as Exhibit A-15 of the Indenture.

                  "Class M-9 Principal Payment Amount": With respect to any Payment Date, the excess of (x) the sum of (i) the aggregate Note Balance of the Class A Notes (after taking into account the payment of the Senior Principal Payment Amount on such Payment Date), (ii) the Note Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Payment Amount on such Payment Date), (iii) the Note Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Payment Amount on such Payment Date), (iv) the Note Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal Payment Amount on such Payment Date), (v) the Note

Balance of the Class M-4 Notes (after taking into account the payment of the Class M-4 Principal Payment Amount on such Payment Date), (vi) the Note Balance of the Class M-5 Notes (after taking into account the payment of the Class M-5 Principal Payment Amount on such Payment Date), (vii) the Note Balance of the Class M-6 Notes (after taking into account the payment of the Class M-6 Principal Payment Amount on such Payment Date), (viii) the Note Balance of the Class M-7 Notes (after taking into account the payment of the Class M-7 Principal Payment Amount on such Payment Date), (ix) the Note Balance of the Class M-8 Notes (after taking into account the payment of the Class M-8 Principal Payment Amount on such Payment Date) and (x) the Note Balance of the Class M-9 Notes immediately prior to such Payment Date over (y) the lesser of
(A) the product of (i) 93.30% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus $12,428,593.76.

                  "Closing Date": September 29, 2004.

                  "Code": The Internal Revenue Code of 1986.

                  "Collateral": The meaning specified in the Granting Clause of the Indenture.

                  "Collection Account": The account or accounts created and maintained, or caused to be created and maintained, by the Master Servicer pursuant to Section 3.10(a) of the Servicing Agreement, which shall be entitled "New Century Mortgage Corporation, as Master Servicer for Deutsche Bank National Trust Company, as Indenture Trustee, in trust for the registered holders of New Century Home Equity Loan Trust 2004-3, Asset Backed Notes, Series 2004-3." The Collection Account must be an Eligible Account.

                  "Commission": The Securities and Exchange Commission.

                  "Corporate Trust Office": With respect to the Indenture Trustee, Certificate Registrar, Certificate Paying Agent and Paying Agent, the principal corporate trust office of the Indenture Trustee and Note Registrar at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: Trust Administration, NC0403. With respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Trust Agreement is located at Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19801, Attention:
New Century Home Equity Loan Trust 2004-3 (NC0403).

                  "Credit Enhancement Percentage": For any Payment Date, the percentage equivalent of a fraction, the numerator of which is the sum of the aggregate Note Balance of the Mezzanine Notes and the Overcollateralization Amount calculated after taking into account payments of principal on the Mortgage Loans and payment of the Group I Principal Payment Amount and the Group II Principal Payment Amount to the Notes then entitled to payments of principal on such Payment Date, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period.

                  "Cut-off Date": The close of business on September 1, 2004.

                  "DBRS": Dominion Bond Rating Services, Inc., or its successor in interest.

                  "Debt Service Reduction": With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

                  "Default": Any occurrence which is or with notice or the lapse of time or both would become an Event of Default.

                  "Deficient Valuation": With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

                  "Definitive Notes": The meaning specified in Section 4.06 of the Indenture.

                  "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced with an Qualified Substitute Mortgage Loan.

                  "Delinquency Percentage": As of any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of all Mortgage Loans that, as of the last day of the previous calendar month, are 60 or more days delinquent, are in foreclosure, have been converted to REO Properties or in bankruptcy (and delinquent 60 days or more), and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties as of the last day of the previous calendar month; provided, however, that any Mortgage Loan purchased by the Master Servicer pursuant to Section 3.16(c) of the Servicing Agreement shall not be included in either the numerator or the denominator for purposes of calculating the Delinquency Percentage.

                  "Depositor": New Century Mortgage Securities, Inc., a Delaware corporation, or its successor in interest.

                  "Depository" or "Depository Agency": The Depository Trust Company or a successor appointed by the Indenture Trustee. Any successor to the Depository shall be an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act and the regulations of the Securities and Exchange Commission thereunder.

                  "Depository Institution": Any depository institution or trust company, including the Indenture Trustee that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations (or, in the case of a depository institution that is the principal subsidiary of a holding company, such holding company has unsecured commercial paper or other short-term unsecured debt obligations) that are rated at least P-1 by Moody's, F-1 by Fitch (if rated by Fitch), A-1+ by S&P and R-1 (if rated by DBRS).

                  "Depository Participant": A Person for whom, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  "Determination Date": With respect to any Payment Date, the 15th day of the calendar month in which such Payment Date occurs, or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day.

                  "Due Date": With respect to each Mortgage Loan, the day of the month on which each scheduled Monthly Payment is due.

                  "Due Period": With respect to each Payment Date, the first day of the calendar month in which such Payment Date occurs, which is generally the day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

                  "Eligible Account": Any of (i) an account or accounts maintained with a Depository Institution, (ii) an account or accounts the deposits in which are fully insured by the FDIC or (iii) a segregated, non-interest bearing trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity. Eligible Accounts may bear interest.

                  "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

                  "Escrow Payment": As defined in Section 3.09 of the Servicing Agreement.

                  "Estate in Real Property": A fee simple estate in a parcel of land.

                  "Event of Default": With respect to the Indenture, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (i) a failure by the Issuer to pay Accrued Note Interest on any of the Notes or the Group I Principal Payment Amount or the Group II Principal Payment Amount on any Payment Date; or

                  (ii) the failure by the Issuer on the Final Stated Maturity Date to reduce the Note Balance of any of the Notes to zero; or

                  (iii) there occurs a default in the observance or performance of any covenant or agreement of the Issuer made in the Indenture, or any representation or warranty of the Issuer made in the Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of

         30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the aggregate Note Balance of the Outstanding Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of default hereunder; or

                  (iv) there occurs the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                  (v) there occurs the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the assets of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

                  "Excess Overcollateralized Amount": With respect to the Class A Notes and the Mezzanine Notes and any Payment Date, the excess, if any, of (i) the Overcollateralized Amount for such Payment Date (calculated for this purpose only after assuming that 100% of the Principal Remittance Amount on such Payment Date has been paid) over (ii) the Overcollateralization Target Amount for such Payment Date.

                  "Exchange Act": The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "Expense Adjusted Mortgage Rate": With respect to any Mortgage Loan (or the related REO Property), as of any date of determination, a per annum rate of interest equal to the applicable Mortgage Rate thereon as of the close of business on the first day of the calendar month preceding the month in which the Payment Date occurs minus the sum of (i) the Indenture Trustee Fee Rate and
(ii) the Servicing Fee Rate.

                  "Expenses": The meaning specified in Section 7.02 of the Trust Agreement.

                  "Fannie Mae": Fannie Mae, formerly known as the Federal National Mortgage Association, or any successor thereto.

                  "FDIC": The Federal Deposit Insurance Corporation or any successor thereto.

                  "Final Stated Maturity Date": The Payment Date in November
2034.

                  "Final Recovery Determination": With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property
(i) purchased by NC Capital, the Depositor or the Master Servicer pursuant to or as contemplated by Section 2.03 of the Indenture, Section 3.16(c) of the Servicing Agreement or (ii) removed from the Trust pursuant to Section 8.07 of the Indenture), a determination made by the Master Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Master Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Master Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination made thereby.

                  "Fitch": Fitch Ratings, or its successor in interest.

                  "Freddie Mac": Freddie Mac, formerly known as the Federal Home Loan Mortgage Corporation, or any successor thereto.

                  "Grant": Pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such collateral or other agreement or instrument and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

                  "Gross Margin": With respect to each Adjustable-Rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Rate for such Adjustable-Rate Mortgage Loan.

                  "Group I Allocation Percentage": With respect to any Payment Date, the percentage equivalent of a fraction, the numerator of which is (x) the Group I Principal Remittance Amount for such Payment Date and the denominator of which is (y) the Principal Remittance Amount for such Payment Date.

                  "Group I Interest Remittance Amount": With respect to any Payment Date, that portion of the Available Payment Amount for such Payment Date allocable to interest on the Group I Mortgage Loans.

                  "Group I Mortgage Loan": A first lien or second lien fixed-rate Mortgage Loan or Adjustable-Rate Mortgage Loan with a principal balance at origination that conforms to Fannie Mae and Freddie Mac loan limits. The Group I Mortgage Loans are identified as such on the Mortgage Loan Schedule.

                  "Group I Notes": The Class A-1 Notes and the Class A-2 Notes.

                  "Group I Principal Payment Amount": With respect to any Payment Date, the sum of (i) the principal portion of each Monthly Payment on the Group I Mortgage Loans due during the related Due Period, actually received on or prior to the related Determination Date or advanced on or before the related Master Servicer Remittance Date; (ii) the Stated Principal Balance of any Group I Mortgage Loan that was purchased during the related Prepayment Period pursuant to or as contemplated by Section 2.03 or Section 3.16(c) of the Servicing Agreement and the amount of any shortfall deposited in the Collection Account in connection with the substitution of a Deleted Mortgage Loan in Loan Group I pursuant to Section 2.03 of the Servicing Agreement during the related Prepayment Period; (iii) the principal portion of all other unscheduled collections (including, without limitation, Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, Subsequent Recoveries and REO Principal Amortization) received during the related Prepayment Period on the Group I Mortgage Loans, net of any portion thereof that represents a recovery of principal for which an advance was made by the Master Servicer pursuant to
Section 4.01 of the Servicing Agreement in respect of a preceding Payment Date;
(iv) on the Payment Date on which the Notes are to be redeemed pursuant to
Section 8.07 of the Indenture, that portion of the Redemption Price, in respect of principal on the Group I Mortgage Loans and (v) the Group I Allocation Percentage of the amount of any Overcollateralization Increase Amount for such Payment Date MINUS (vi) the Group I Allocation Percentage of the amount of any Overcollateralization Reduction Amount for such Payment Date.

                  "Group I Principal Remittance Amount": With respect to any Payment Date, the sum of the amounts set forth in clauses (i) through (iii) of the definition of Group I Principal Payment Amount.

                  "Group I Senior Principal Payment Amount": With respect to any Payment Date, the excess of (x) the aggregate Note Balance of the Group I Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of
(i) 62.50% and (ii) the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period minus $7,539,834.19.

                  "Group I Sequential Trigger Event": A Group I Sequential Trigger Event is in effect on any Payment Date if, before the Payment Date in October 2007, the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date exceeds 3.25%, or if, on or after the Payment Date in October 2007, a Trigger Event is in effect.

                  "Group II Allocation Percentage": With respect to any Payment Date, the percentage equivalent of a fraction, the numerator of which is (x) the Group II Principal Remittance Amount for such Payment Date and the denominator of which is (y) the Principal Remittance Amount for such Payment Date.

                  "Group II Cap Contract": The cap contract between the Indenture Trustee and the counterparty thereunder for the benefit of the Holders of the Group II Notes.

                  "Group II Interest Remittance Amount": With respect to any Payment Date, that portion of the Available Payment Amount for such Payment Date allocable to interest on the Group II Mortgage Loans.

                  "Group II Mortgage Loan": A first lien or second lien fixed-rate Mortgage Loan or Adjustable-Rate Mortgage Loan with a principal balance at origination that may or may not conform to Fannie Mae and Freddie Mac loan limits. The Group II Mortgage Loans are identified as such on the Mortgage Loan Schedule.

                  "Group II Notes": The Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes and the Class A-6 Notes.

                  "Group II Principal Payment Amount": With respect to any Payment Date, the sum of (i) the principal portion of each Monthly Payment on the Group II Mortgage Loans due during the related Due Period, actually received on or prior to the related Determination Date or advanced on or before the related Master Servicer Remittance Date; (ii) the Stated Principal Balance of any Group II Mortgage Loan that was purchased during the related Prepayment Period pursuant to or as contemplated by Section 2.03 or Section 3.16(c) of the Servicing Agreement and the amount of any shortfall deposited in the Collection Account in connection with the substitution of a Deleted Mortgage Loan in Loan Group II pursuant to Section 2.03 of the Servicing Agreement during the related Prepayment Period; (iii) the principal portion of all other unscheduled collections (including, without limitation, Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, Subsequent Recoveries and REO Principal Amortization) received during the related Prepayment Period on the Group II Mortgage Loans, net of any portion thereof that represents a recovery of principal for which an advance was made by the Master Servicer pursuant to
Section 4.01 of the Servicing Agreement in respect of a preceding Payment Date;
(iv) on the Payment Date on which the Notes are to be redeemed pursuant to
Section 8.07 of the Indenture, that portion of the Redemption Price, in respect of principal on the Group II Mortgage Loans and (v) the Group II Allocation Percentage of the amount of any Overcollateralization Increase Amount for such Payment Date MINUS (vi) the Group II Allocation Percentage of the amount of any Overcollateralization Reduction Amount for such Payment Date.

                  "Group II Principal Remittance Amount": With respect to any Payment Date, the sum of the amounts set forth in clauses (i) through (iii) of the definition of Group II Principal Payment Amount.

                  "Group II Senior Principal Payment Amount": With respect to any Payment Date, the excess of (x) the aggregate Note Balance of the Group II Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) 62.50% and (ii) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period minus $4,888,759.58.

                  "Highest Priority": As of any date of determination, the Class of Mezzanine Notes then outstanding with a Note Balance greater than zero, with the highest priority for payments pursuant to Section 3.05 of the Indenture, in the following order: Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Notes.

                  "Indemnified Party": The meaning specified in Section 7.02 of the Trust Agreement.

                  "Indenture": The indenture dated as of September 29, 2004, between the Issuer and the Indenture Trustee, relating to the New Century Home Equity Loan Trust 2004-3, Asset-Backed Notes, Series 2004-3.

                  "Indenture Trustee": Deutsche Bank National Trust Company, and its successors and assigns or any successor indenture trustee appointed pursuant to the terms of the Indenture.

                  "Indenture Trustee Fee": With respect to any Payment Date, one month's interest accrued at the Indenture Trustee Fee Rate on the Stated Principal Balance of each Mortgage Loan as of the first day of the related Due Period.

                  "Indenture Trustee Fee Rate":  0.0012% per annum.

                  "Independent": When used with respect to any specified Person, the Person (i) is in fact independent of the Issuer, any other obligor on the Notes, the Seller, the Master Servicer, the Depositor and any Affiliate of any of the foregoing Persons, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller, the Master Servicer, the Depositor or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Issuer, any such other obligor, the Seller, the Master Servicer, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                  "Independent Certificate": A certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, made by an independent appraiser or other expert appointed by an Issuer Request, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

                  "Index": With respect to each Adjustable-Rate Mortgage Loan and each related Adjustment Date, the average of the interbank offered rates for six-month or one-month United States dollar deposits in the London market as published in THE WALL STREET JOURNAL and as most recently available either (i) as of the first business day (as defined in the related Mortgage Note) 45 days prior to such Adjustment Date or (ii) as of the first business day (as defined in the related Mortgage Note) of the month preceding the month of such Adjustment Date, as specified in the related Mortgage Note.

                  "Initial Note Balance": With respect to the Class A-1 Notes, $980,178,000. With respect to the Class A-2 Notes, $245,045,000. With respect to the Class A-3 Notes, $322,746,000. With respect to the Class A-4 Notes, $255,582,000. With respect to the Class A-5 Notes, $116,095,000. With respect to the Class A-6 Notes, $100,000,000 With respect to the Class M-1 Notes, $73,329,000. With respect to the Class M-2 Notes, $73,329,000. With respect to the Class M-3 Notes, $42,257,000. With respect to the Class M-4 Notes, $43,500,000. With respect to the Class M-5 Notes, $37,285,000. With respect to the Class M-6 Notes, $34,800,000. With respect to the Class M-7 Notes, $28,585,000. With respect to the Class M-8 Notes, $24,858,000. With respect to the Class M-9 Notes, $24,858,000.

                  "Insurance Proceeds": Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account, subject to the terms and conditions of the related Mortgage Note and Mortgage.

                  "Interest Accrual Period": With respect to any Payment Date and the Class A Notes and the Mezzanine Notes, the period commencing on the Payment Date of the month immediately preceding the month in which such Payment Date occurs (or, in the case of the first Payment Date, commencing on the Closing Date) and ending on the day preceding such Payment Date.

                  "Interest Carry Forward Amount": With respect to any Payment Date and the Class A Notes or the Mezzanine Notes, the sum of (i) the amount, if any, by which (a) the Interest Payment Amount for such Class of Notes as of the immediately preceding Payment Date exceeded (b) the actual amount paid on such Class of Notes in respect of interest on such immediately preceding Payment Date, (ii) the amount of any Interest Carry Forward Amount for such Class of Notes remaining unpaid from the previous Payment Date and (iii) accrued interest on the sum of (i) and (ii) above calculated at the related Note Rate for the most recently ended Interest Accrual Period.

                  "Interest Determination Date": With respect to the Class A Notes and the Mezzanine Notes and any Interest Accrual Period therefor, the second London Business Day preceding the commencement of such Interest Accrual Period.

                  "Interest Payment Amount": With respect to any Payment Date and any Class A Notes and Mezzanine Notes, the aggregate Accrued Note Interest on the Notes of such Class for such Payment Date.

                  "Investment Company Act": The Investment Company Act of 1940, as amended, and any amendments thereto.

                  "IRS": The Internal Revenue Service.

                  "Issuer": New Century Home Equity Loan Trust 2004-3, a Delaware statutory trust, or its successor in interest.

                  "Issuer Request": A written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

                  "Late Collections": With respect to any Mortgage Loan and any Due Period, all amounts received subsequent to the Determination Date immediately following such Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds,

Subsequent Recoveries or otherwise, which represent late payments or collections of principal and/or interest due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) but delinquent for such Due Period and not previously recovered.

                  "Lien": Any mortgage, deed of trust, pledge, conveyance, hypothecation, assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right or interest or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing; provided, however, that any assignment pursuant to Section 6.02 of the Servicing Agreement shall not be deemed to constitute a Lien.

                  "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made as to such Mortgage Loan; or (iii) such Mortgage Loan is removed from the Trust by reason of (A) its being purchased, sold or replaced pursuant to or as contemplated by Section 2.03 of the Indenture or
Section 3.16(c) of the Servicing Agreement or (B) the Master Servicer redeeming the Notes pursuant to Section 8.07 of the Indenture. With respect to any REO Property, either of the following events: (i) a Final Recovery Determination is made as to such REO Property; or (ii) such REO Property is removed from the Trust by reason of the Master Servicer redeeming the Notes pursuant to Section
8.07 of the Indenture.

                  "Liquidation Proceeds": The amount (other than Insurance Proceeds or amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the Master Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation, (ii) the liquidation of a defaulted Mortgage Loan through a trustee's sale, foreclosure sale or otherwise, (iii) the repurchase, substitution or sale of a Mortgage Loan or an REO Property pursuant to or as contemplated by Section 2.03 of the Indenture or Section 3.16(c) of the Servicing Agreement, or (iv) the removal from the Trust of a Mortgage Loan or an REO Property pursuant to Section 8.07 of the Indenture.

                  "Loan Group": Either Loan Group I or Loan Group II, as the context requires.

                  "Loan Group I": The group of Mortgage Loans identified in the Mortgage Loan Schedule as having been assigned to Loan Group I.

                  "Loan Group II": The group of Mortgage Loans identified in the Mortgage Loan Schedule as having been assigned to Loan Group II.

                  "Loan-to-Value Ratio": As of any date of determination, the fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at such date (and, with respect to any second lien Mortgage Loan, the principal balance of the related first lien Mortgage Loan plus the principal balance of such second lien Mortgage Loan) and the denominator of which is the Value of the related Mortgaged Property.

                  "London Business Day": Any day on which banks in the City of London and New York are open and conducting transactions in United States dollars.

                  "Majority Certificateholder": A Holder of a 50.01% or greater Certificate Percentage Interest of the Certificates.

                  "Master Servicer": New Century Mortgage Corporation, or any successor master servicer appointed as provided in the Servicing Agreement, in its capacity as Master Servicer under the Servicing Agreement.

                  "Master Servicer Event of Default": One or more of the events described in Section 6.01 of the Servicing Agreement.

                  "Master Servicer Remittance Date": With respect to any Payment Date, by 1:00 p.m. New York time on the Business Day preceding the related Payment Date.

                  "Master Servicer Termination Test": The Master Servicer Termination Test will be failed with respect to any Payment Date if the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Due Period (reduced by the aggregate amount of Subsequent Recoveries received from the Cut-off Date through the last day of the related Due Period) divided by aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Payment Date:


                        PAYMENT DATE OCCURRING IN               PERCENTAGE
                        -------------------------               ----------
              October 2007 through September 2008                  5.00%
              October 2008 through September 2009                  6.75%
              October 2009 through September 2010                  8.00%
              October 2010 and thereafter                          8.50%

                  "Maximum Mortgage Rate": With respect to each Adjustable-Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

                  "Mezzanine Cap Contract": The cap contract between the Indenture Trustee and the counterparty thereunder for the benefit of the Holders of the Mezzanine Notes.

                  "Mezzanine Note": Any Class M-1 Note, Class M-2 Note, Class M-3 Note, Class M-4 Note, Class M-5 Note, Class M-6 Note, Class M-7 Note, Class M-8 Note or Class M-9 Note.

                  "Minimum Mortgage Rate": With respect to each Adjustable-Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

                  "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related

Mortgagor from time to time under the related Mortgage Note, determined: (a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act; (b) without giving effect to any extension granted or agreed to by the Master Servicer pursuant to Section 3.07 of the Servicing Agreement and (c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

                  "Moody's": Moody's Investors Service, Inc. or its successor in interest.

                  "Mortgage": The mortgage, deed of trust or other instrument creating a first or second lien on, or first or second priority security interest in, a Mortgaged Property securing a Mortgage Note.

                  "Mortgage File": The mortgage documents listed in Section 2.1 of the Mortgage Loan Sale and Contribution Agreement pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to the Mortgage Loan Sale and Contribution Agreement.

                  "Mortgage Loan": Each mortgage loan transferred and assigned to the Trust and delivered to the Trust pursuant to Section 2.1 of the Mortgage Loan Sale and Contribution Agreement or Section 2.03(b) of the Servicing Agreement, as held from time to time as a part of the Trust, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

                  "Mortgage Loan Schedule": With respect to any date, the schedule of Mortgage Loans held by the Issuer on such date. The schedule of Mortgage Loans as of the Cut-off Date is the schedule set forth in Exhibit B of the Indenture, which schedule sets forth as to each Mortgage Loan:

                  (i) the Mortgage Loan identifying number;

                  (ii) [reserved];

                  (iii) the state and zip code of the Mortgaged Property;

                  (iv) a code indicating whether the Mortgaged Property is owner-occupied;

                  (v) the type of Residential Dwelling constituting the Mortgaged Property;

                  (vi) the original months to maturity;

                  (vii) the stated remaining months to maturity from the Cut-off Date based on the original amortization schedule;

                  (viii) the Loan-to-Value Ratio at origination;

                  (ix) the Mortgage Rate in effect immediately following the Cut-off Date;

                  (x) (A) the date on which the first Monthly Payment was due on the Mortgage Loan and (B) if such date is not consistent with the Due Date currently in effect, such Due Date;

                  (xi) the stated maturity date;

                  (xii) the amount of the Monthly Payment at origination;

                  (xiii) the amount of the Monthly Payment due on the first Due Date after the Cut-off Date;

                  (xiv) the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance;

                  (xv) the original principal amount of the Mortgage Loan;

                  (xvi) the Stated Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date;

                  (xvii) with respect to each Adjustable-Rate Mortgage Loan, the Adjustment Dates, the Gross Margin, the Maximum Mortgage Rate, the Minimum Mortgage Rate, the Periodic Rate Cap and the maximum first Adjustment Date Mortgage Rate adjustment and the first Adjustment Date immediately following the origination date;

                  (xviii) a code indicating the purpose of the Mortgage Loan (i.e., purchase financing, Rate/Term Refinancing, Cash-Out Refinancing);

                  (xix) the Mortgage Rate at origination;

                  (xx) a code indicating the documentation program (i.e., Full Documentation, Limited Documentation, Stated Income Documentation);

                  (xxi) the risk grade;

                  (xxii) the Value of the Mortgaged Property;

                  (xxiii) the sale price of the Mortgaged Property, if applicable;

                  (xxiv) the actual unpaid Stated Principal Balance of the Mortgage Loan as of the Cut-off Date;

                  (xxv) the type and term of the related Prepayment Charge;

                  (xxvi) the rounding code (i.e., nearest 0.125%, next highest 0.125%);

                  (xxvii) the program code;

                  (xxviii) the total amount of points and fees charged such Mortgage Loan; and

                  (xxix) a code indicating whether the Mortgage Loan is a first or second lien Mortgage Loan.

                  The Mortgage Loan Schedule shall set forth the following information with respect to the Mortgage Loans in the aggregate and by Loan Group as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the current Stated Principal Balance of the Mortgage Loans; (3) the weighted average Mortgage Rate of the Mortgage Loans and (4) the weighted average maturity of the Mortgage Loans. With respect to any Qualified Substitute Mortgage Loan, the Cut-off Date shall refer to the related Cut-off Date for such Mortgage Loan, determined in accordance with the definition of Cut-off Date herein.

                  "Mortgage Note": The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

                  "Mortgage Pool": The pool of Mortgage Loans, identified on Exhibit B to the Indenture and existing from time to time thereafter, and any REO Properties acquired in respect thereof.

                  "Mortgage Rate": With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, which rate (i) with respect to each fixed-rate Mortgage Loan shall remain constant at the rate set forth in the Mortgage Loan Schedule as the Mortgage Rate in effect immediately following the Cut-off Date and (ii) with respect to the Adjustable-Rate Mortgage Loans, (A) as of any date of determination until the first Adjustment Date following the Cut-off Date shall be the rate set forth in the Mortgage Loan Schedule as the Mortgage Rate in effect immediately following the Cut-off Date and (B) as of any date of determination thereafter shall be the rate as adjusted on the most recent Adjustment Date equal to the sum, rounded as provided in the Mortgage Note, of the Index, as most recently available as of a date prior to the Adjustment Date as set forth in the related Mortgage Note, plus the related Gross Margin; provided that the Mortgage Rate on such Adjustable-Rate Mortgage Loan on any Adjustment Date shall never be more than the lesser of (i) the sum of the Mortgage Rate in effect immediately prior to the Adjustment Date plus the related Periodic Rate Cap, if any, and (ii) the related Maximum Mortgage Rate, and shall never be less than the greater of (i) the Mortgage Rate in effect immediately prior to the Adjustment Date less the Periodic Rate Cap, if any, and
(ii) the related Minimum Mortgage Rate. With respect to each Mortgage Loan that becomes an REO Property, as of any date of determination, the annual rate determined in accordance with the immediately preceding sentence as of the date such Mortgage Loan became an REO Property.

                  "Mortgaged Property": The underlying property securing a Mortgage Loan, including any REO Property, consisting of an Estate in Real Property improved by a Residential Dwelling.

                  "Mortgagor": The obligor on a Mortgage Note.

                  "NC Capital" or "Responsible Party": NC Capital Corporation, or its successor in interest.

                  "Net Monthly Excess Cashflow": With respect to any Payment Date, the sum of (i) any Overcollateralization Reduction Amount for such Payment Date and (ii) the excess of (x) the Available Payment Amount for such Payment Date over (y) the sum for such Payment Date of (A) the Senior Interest Payment Amount paid to the Holders of the Class A Notes and the Interest Payment Amount paid to the Holders of the Mezzanine Notes and (B) the Principal Remittance Amount.

                  "Net Mortgage Rate": With respect to any Mortgage Loan (or the related REO Property) as of any date of determination, a per annum rate of interest equal to the then applicable Mortgage Rate for such Mortgage Loan minus the Servicing Fee Rate.

                  "New Lease": Any lease of REO Property entered into on behalf of the Trust, including any lease renewed or extended on behalf of the Trust if the Trust has the right to renegotiate the terms of such lease.

                  "Nonrecoverable P&I Advance": Any P&I Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Master Servicer, will not or, in the case of a proposed P&I Advance, would not be ultimately recoverable from related Late Collections, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

                  "Nonrecoverable Servicing Advance": Any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Master Servicer, will not or, in the case of a proposed Servicing Advance, would not be ultimately recoverable from related Late Collections, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

                  "Note": Any one of the Asset Backed Notes, Series 2004-3, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 issued under the Indenture.

                  "Note Balance": With respect to each Class A Note or Mezzanine Note as of any date of determination, the Note Balance of such Note on the Payment Date immediately prior to such date of determination plus, with respect to each Mezzanine Note, any increase in the Note Balance of such Note pursuant to Section 3.05 of the Indenture due to the receipt of Subsequent Recoveries, minus all payments of principal made thereon and in the case of a Mezzanine Note, Realized Losses allocated thereto on such immediately prior Payment Date (or, in the case of any date of determination up to and including the first Payment Date, the initial Note Balance of such Note, as stated on the face thereof).

                  "Note Margin": With respect to the Class A-1 Notes, 0.390% in the case of the Interest Accrual Period for each Payment Date through and including the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust is reduced to less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date and 0.780% in the case of the Interest Accrual Period for each Payment Date thereafter.

                  With respect to the Class A-2 Notes, 0.430% in the case of the Interest Accrual Period for each Payment Date through and including the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust is reduced to less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date and 0.860% in the case of the Interest Accrual Period for each Payment Date thereafter.

                  With respect to the Class A-3 Notes, 0.390% in the case of the Interest Accrual Period for each Payment Date through and including the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust is reduced to less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date and 0.780% in the case of the Interest Accrual Period for each Payment Date thereafter.

                  With respect to the Class A-4 Notes, 0.150% in the case of the Interest Accrual Period for each Payment Date through and including the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust is reduced to less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date and 0.300% in the case of the Interest Accrual Period for each Payment Date thereafter.

                  With respect to the Class A-5 Notes, 0.350% in the case of the Interest Accrual Period for each Payment Date through and including the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust is reduced to less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date and 0.700% in the case of the Interest Accrual Period for each Payment Date thereafter.

                  With respect to the Class A-6 Notes, 0.530% in the case of the Interest Accrual Period for each Payment Date through and including the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust is reduced to less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date and 1.060% in the case of the Interest Accrual Period for each Payment Date thereafter.

                  With respect to the Class M-1 Notes, 0.620% in the case of the Interest Accrual Period for each Payment Date through and including the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust is reduced to less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date and 0.930% in the case of the Interest Accrual Period for each Payment Date thereafter.

                  With respect to the Class M-2 Notes, 0.650% in the case of the Interest Accrual Period for each Payment Date through and including the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust is reduced to less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date and 0.975% in the case of the Interest Accrual Period for each Payment Date thereafter.

                  With respect to the Class M-3 Notes, 0.710% in the case of the Interest Accrual Period for each Payment Date through and including the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust is reduced to less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date and 1.065% in the case of the Interest Accrual Period for each Payment Date thereafter.

                  With respect to the Class M-4 Notes, 1.050% in the case of the Interest Accrual Period for each Payment Date through and including the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust is reduced to less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date and 1.575% in the case of the Interest Accrual Period for each Payment Date thereafter.

                  With respect to the Class M-5 Notes, 1.150% in the case of the Interest Accrual Period for each Payment Date through and including the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust is reduced to less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date and 1.725% in the case of the Interest Accrual Period for each Payment Date thereafter.

                  With respect to the Class M-6 Notes, 1.300% in the case of the Interest Accrual Period for each Payment Date through and including the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust is reduced to less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date and 1.950% in the case of the Interest Accrual Period for each Payment Date thereafter.

                  With respect to the Class M-7 Notes, 1.800% in the case of the Interest Accrual Period for each Payment Date through and including the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust is reduced to less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date and 2.700% in the case of the Interest Accrual Period for each Payment Date thereafter.

                  With respect to the Class M-8 Notes, 1.950% in the case of the Interest Accrual Period for each Payment Date through and including the Payment Date on which the aggregate Stated Principal Balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust is reduced to less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date and 2.925% in the case of the Interest Accrual Period for each Payment Date thereafter.

                  With respect to the Class M-9 Notes, 3.350% in the case of the Interest Accrual Period for each Payment Date through and including the Payment Date on which the aggregate

Stated Principal Balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust is reduced to less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date and 5.025% in the case of the Interest Accrual Period for each Payment Date thereafter.

                  "Note Owner": The Beneficial Owner of a Note.

                  "Note Rate": With respect to any Class of Notes and any Payment Date, a rate per annum equal to the least of (i) One-Month LIBOR plus the related Note Margin for such Payment Date, (ii) 12.50% per annum and (iii) the related Available Funds Rate for such Payment Date.

                  "Note Register": The register maintained by the Note Registrar in which the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes.

                  "Note Registrar": The Indenture Trustee, in its capacity as Note Registrar, or any successor to the Indenture Trustee in such capacity.

                  "Noteholder" or "Holder": The Person in whose name a Note is registered in the Note Register, except that, any Note registered in the name of the Depositor, the Issuer, the Indenture Trustee, the Seller or the Master Servicer or any Affiliate of any of them shall be deemed not to be a holder or holders, nor shall any so owned be considered outstanding, for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the Trust Agreement; provided that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee or the Owner Trustee actually knows to be so owned shall be so disregarded. Owners of Notes that have been pledged in good faith may be regarded as Holders if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes or any Affiliate of any of the foregoing Persons.

                  "Officer's Certificate": With respect to the Master Servicer, a certificate signed by the President, Managing Director, a Director, a Vice President or an Assistant Vice President, of the Master Servicer and delivered to the Indenture Trustee. With respect to the Issuer, a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in the Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

                  "One-Month LIBOR": With respect to the Class A Notes and the Mezzanine Notes and any Interest Accrual Period therefor, the rate determined by the Indenture Trustee on the related Interest Determination Date on the basis of the offered rate for one-month U.S. dollar deposits, as such rate appears on Telerate Page 3750 as of 11:00 a.m. (London time) on such Interest Determination Date; provided that if such rate does not appear on Telerate Page 3750, the rate for such date will be determined on the basis of the offered rates of the Reference Banks for one-month U.S. dollar deposits, as of 11:00 a.m. (London time) on such Interest Determination Date. In such event, the Indenture Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If on such Interest Determination Date, two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If on such Interest Determination Date, fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the higher of (i) LIBOR as determined on the previous Interest Determination Date and (ii) the Reserve Interest Rate. Notwithstanding the foregoing, if, under the priorities described above, LIBOR for an Interest Determination Date would be based on LIBOR for the previous Interest Determination Date for the third consecutive Interest Determination Date, the Indenture Trustee, after consultation with the Master Servicer, shall select an alternative comparable index (over which the Indenture Trustee has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party.

                  "Opinion of Counsel": A written opinion of counsel acceptable to the Indenture Trustee, in its reasonable discretion which counsel may be in-house counsel for the Master Servicer if acceptable to the Indenture Trustee and the Rating Agencies or counsel for the Depositor, as the case may be.

                  "Originator": New Century Mortgage Corporation, or its successor in interest, in its capacity as originator of the Mortgage Loans.

                  "Outstanding": With respect to the Notes, as of the date of determination, all Notes theretofore executed, authenticated and delivered under this Indenture except:

                  (i) Notes theretofore canceled by the Note Registrar or delivered to the Indenture Trustee for cancellation; and

                  (ii) Notes in exchange for or in lieu of which other Notes have been executed, authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a holder in due course;

                  "Overcollateralization Deficiency Amount": With respect to any Payment Date, the excess, if any, of (a) the Overcollateralization Target Amount applicable to such Payment Date over (b) the Overcollateralized Amount applicable to such Payment Date (calculated for this purpose only, after assuming that 100% of the Principal Remittance Amount on such Payment Date has been paid).

                  "Overcollateralization Increase Amount": With respect to any Payment Date, the lesser of (a) the Overcollateralization Deficiency Amount as of such Payment Date and (b) the Net Monthly Excess Cashflow Amount with respect to such Payment Date.

                  "Overcollateralization Reduction Amount": With respect to any Payment Date, an amount equal to the lesser of (a) the Excess Overcollateralized Amount and (b) the Principal Remittance Amount.

                  "Overcollateralization Target Amount": With respect to any Payment Date (a) prior to the Stepdown Date, an amount equal to 3.35% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date;
(b) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (i) 6.70% of the aggregate outstanding Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (ii) $12,428,593.76; and (c) on or after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Payment Date.

                  "Overcollateralized Amount": With respect to any Payment Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the Mortgage Loans and REO Properties as of the last day of the related Due Period over (b) the aggregate Note Balance of the Class A Notes and the Mezzanine Notes (after giving effect to payments, other than payment of the Class A-4 Accelerated Amortization Amount, to be made on such Payment Date).

                  "Owner Trust Estate": The corpus of the Issuer created by the Trust Agreement which consists of items referred to in Section 3.01 of the Trust Agreement.

                  "Owner Trustee": Wilmington Trust Company, acting not in its individual capacity but solely as Owner Trustee, and its successors and assigns or any successor owner trustee appointed pursuant to the terms of the Trust Agreement.

                  Owner Trustee Fee: With respect to each Payment Date beginning on the 13th Payment Date, one twelfth (1/12) of the Owner Trustee's annual administration fee, which the Owner Trustee shall provide to the Servicer.

                  "Paying Agent": Any paying agent or co-paying agent appointed pursuant to Section 3.03 of the Indenture, which initially shall be the Indenture Trustee.

                  "Payment Account": The trust account or accounts created and maintained by the Indenture Trustee pursuant to Section 3.01 of the Indenture, which shall be entitled "Deutsche Bank National Trust Company, as Indenture Trustee, in trust for the registered holders of New Century Home Equity Loan Trust 2004-3, Asset Backed Notes." The Payment Account must be an Eligible Account.

                  "Payment Date": The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in October 2004.

                  "Percentage Interest": With respect to any Note, the percentage obtained by dividing the Note Balance of such Note by the aggregate Note Balances of all Notes of that Class. With respect to any Certificate, the percentage as stated on the face thereof.

                  "Periodic Rate Cap": With respect to each Adjustable-Rate Mortgage Loan and any Adjustment Date therefor, the fixed percentage set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Rate for such Mortgage Loan may increase or decrease (without regard to the Maximum Mortgage Rate or the Minimum Mortgage Rate) on such Adjustment Date from the Mortgage Rate in effect immediately prior to such Adjustment Date.

                  "Permitted Investments": Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued by the Depositor, the Master Servicer, the Indenture Trustee or any of their respective Affiliates:

                  (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

                  (ii) demand and time deposits in, certificates of deposit of, or bankers' acceptances issued by, any Depository Institution;

                  (iii) repurchase obligations with respect to any security described in clause (i) above entered into with a Depository Institution (acting as principal);

                  (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any state thereof and that are rated by each Rating Agency that rates such securities in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

                  (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency that rates such securities in its highest short-term unsecured debt rating available at the time of such investment;

                  (vi) units of money market funds that have been rated "AAAm" or "AAAm-G" by S&P; and

                  (viii) if previously confirmed in writing to the Indenture Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies as a permitted investment of funds backing securities having ratings equivalent to its highest initial rating of the Class A Notes;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

                  "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "P&I Advance": As to any Mortgage Loan or REO Property, any advance made by the Master Servicer in respect of any Payment Date pursuant to
Section 4.01 of the Servicing Agreement.

                  "Plan": Any employee benefit plan or certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to ERISA or Section 4975 of the Code.

                  "Plan Assets": Assets of a Plan within the meaning of Department of Labor regulation 29 C.F.R. ss. 2510.3-101.

                  "Prepayment Assumption": As set forth in the Prospectus Supplement.

                  "Prepayment Charge": With respect to any Prepayment Period, any prepayment premium, penalty or charge payable by a Mortgagor in connection with any Principal Prepayment on a Mortgage Loan pursuant to the terms of the related Mortgage Note.

                  "Prepayment Interest Shortfall": With respect to any Payment Date, for each Mortgage Loan that was during the related Prepayment Period the subject of a Principal Prepayment in full or in part that was applied by the Master Servicer to reduce the outstanding Stated Principal Balance of such loan on a date preceding the Due Date in the succeeding Prepayment Period, an amount equal to one month's interest at the applicable Net Mortgage Rate less any payments of interest made by the Mortgagor. The obligations of the Master Servicer in respect of any Prepayment Interest Shortfall are set forth in
Section 3.24 of the Servicing Agreement.

                  "Prepayment Period": With respect to any Payment Date, the calendar month preceding the calendar month in which such Payment Date occurs.

                  "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

                  "Principal Remittance Amount": With respect to any Payment Date, the sum of (i) the Group I Principal Remittance Amount and (ii) the Group II Principal Remittance Amount.

                  "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

                  "Prospectus Supplement": That certain Prospectus Supplement dated September 27, 2004 relating to the public offering of the Class A Notes and the Mezzanine Notes.

                  "Purchase Price": With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by Section 2.03 of the Indenture or Section 3.16(c) of the Servicing Agreement, and as confirmed by an Officer's Certificate from the Master Servicer to the Indenture Trustee, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof as of the date of purchase, (ii) in the case of (x) a Mortgage Loan, accrued interest on such Stated Principal Balance at the applicable Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the Master Servicer, which payment or advance had as of the date of purchase been paid pursuant to Section
3.05 of the Indenture, through the end of the calendar month in which the purchase is to be effected and (y) an REO Property, the sum of (1) accrued interest on such Stated Principal Balance at the applicable Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the Master Servicer through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, plus (2) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such purchase is to be effected, net of the total of all net rental income, Insurance Proceeds, Liquidation Proceeds and P&I Advances that as of the date of purchase had been paid as or to cover REO Imputed Interest pursuant to Section 3.05 of the Indenture, (iii) any unreimbursed Servicing Advances and P&I Advances (including Nonrecoverable P&I Advances and Nonrecoverable Servicing Advances) and any unpaid Servicing Fees allocable to such Mortgage Loan or REO Property, (iv) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan or REO Property pursuant to Section 3.11(a)(ix) and Section 3.16(b) of the Servicing Agreement, and (v) in the case of a Mortgage Loan required to be purchased pursuant to Section 2.03 of the Indenture or purchased by the Master Servicer pursuant to Section 3.16(c) of the Servicing Agreement, expenses reasonably incurred or to be incurred by the Master Servicer or the Indenture Trustee in respect of the breach or defect giving rise to the purchase obligation including any costs and damages incurred by the Trust in connection with any violation by such loan of any predatory or abusive lending law.

                  "Qualified Substitute Mortgage Loan": A mortgage loan substituted for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding Stated Principal Balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of the Stated Principal Balance of the Deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Mortgage Rate not less than (and not more than one percentage point in excess of) the Mortgage Rate of the Deleted Mortgage Loan, (iii) with respect to any Adjustable-Rate Mortgage Loan, have a Maximum Mortgage Rate not less than the Maximum Mortgage Rate on the Deleted Mortgage Loan, (iv) with respect to any Adjustable-Rate Mortgage Loan, have a Minimum Mortgage Rate not less than the Minimum Mortgage Rate of the Deleted Mortgage Loan, (v) with respect to any Adjustable-Rate Mortgage Loan, have a Gross Margin equal to the Gross Margin of the Deleted Mortgage Loan, (vi) with respect to any Adjustable-Rate Mortgage Loan, have a next Adjustment Date not more than two months later than the next Adjustment Date on the Deleted Mortgage Loan, (vii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (viii) have the same Due Date as the Due Date on the Deleted Mortgage Loan, (ix) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date, (x) have a risk grading determined by the Originator at least equal to the risk grading assigned on the Deleted Mortgage Loan and (xi) conform to each representation and warranty set forth in Mortgage Loan Sale and Contribution Agreement applicable to the Deleted Mortgage Loan. In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate Stated Principal Balances, the Mortgage Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Rates, the terms described in clause (vii) hereof shall be determined on the basis of weighted average remaining term to maturity, the Loan-to-Value Ratios described in clause (ix) hereof shall be satisfied as to each such mortgage loan, the risk gradings described in clause (x) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (xi) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

                  "Rate/Term Refinancing": A Refinanced Mortgage Loan, the proceeds of which are not more than a nominal amount in excess of the existing first mortgage loan and any subordinate mortgage loan on the related Mortgaged Property and related closing costs, and were used exclusively (except for such nominal amount) to satisfy the then existing first mortgage loan and any subordinate mortgage loan of the Mortgagor on the related Mortgaged Property and to pay related closing costs.

                  "Rating Agency" or "Rating Agencies": DBRS, Fitch, Moody's, S&P or their successors. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating agencies, or other comparable Persons, designated by the Depositor, notice of which designation shall be given to the Indenture Trustee and the Master Servicer.

                  "Realized Loss": With respect to each Mortgage Loan as to which a Final Recovery Determination has been made, an amount (not less than zero) equal to (i) the unpaid Stated Principal Balance of such Mortgage Loan as of the commencement of the calendar month in which the Final Recovery Determination was made, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor through the end of the calendar month in which such Final Recovery Determination was made, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on such Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of such Mortgage Loan as of the close of business on the Payment Date during such calendar month, plus (iii) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan pursuant to Section 3.11(a)(ix) and Section 3.16(b) of the Servicing Agreement, minus (iv) the proceeds, if any, received in respect of such Mortgage Loan during the calendar month in which such Final Recovery Determination was made, net of amounts that are payable therefrom to the Master Servicer with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii) of the Servicing Agreement.

                  If the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to principal payments on any Payment Date.

                  With respect to any REO Property as to which a Final Recovery Determination has been made, an amount (not less than zero) equal to (i) the unpaid principal balance of the related Mortgage Loan as of the date of acquisition of such REO Property on behalf of the Trust, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor in respect of the related Mortgage Loan through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on the related Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of the related Mortgage Loan as of the close of business on the Payment Date during such calendar month, plus (iii) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such Final Recovery Determination was made, plus
(iv) any amounts previously withdrawn from the Collection Account in respect of the related Mortgage Loan pursuant to Section 3.11(a)(ix) and Section 3.16(b) of the Servicing Agreement, minus (v) the aggregate of all P&I Advances and Servicing Advances (in the case of Servicing Advances, without duplication of amounts netted out of the rental income, Insurance Proceeds and Liquidation Proceeds described in clause (vi) below) made by the Master Servicer in respect of such REO Property or the related Mortgage Loan for which the Master Servicer has been or, in connection with such Final Recovery Determination, will be reimbursed pursuant to Section 3.23 out of rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property, minus (vi) the total of all net rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property that has been, or in connection with such Final Recovery Determination, will be transferred to the Payment Account pursuant to Section 3.23 of the Servicing Agreement.

                  With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the Stated Principal Balance of the Mortgage Loan as reduced by the Deficient Valuation.

                  With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction, the portion, if any, of the reduction in each affected Monthly Payment attributable to a reduction in the Mortgage Rate imposed by a court of competent jurisdiction. Each such Realized Loss shall be deemed to have been incurred on the Due Date for each affected Monthly Payment.

                  "Record Date": With respect to each Payment Date and any Book-Entry Note, the Business Day immediately preceding such Payment Date. With respect to each Payment Date and any other Notes, including any Definitive Notes, the last Business Day of the month immediately preceding the month in which such Payment Date occurs.

                  "Redemption Price": As defined in Section 8.07 of the
Indenture.

                  "Reference Banks": Deutsche Bank AG, Barclay's Bank PLC, The Tokyo Mitsubishi Bank and National Westminster Bank PLC and their successors in interest; provided, however, that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Indenture Trustee, after consultation with the Depositor, which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London and (ii) not controlling, under the control of or under common control with the Depositor or any Affiliate thereof.

                  "Refinanced Mortgage Loan": A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

                  "Registered Holder": The Person in whose name a Note is registered in the Note Register on the applicable Record Date.

                  "Refinanced Mortgage Loan": A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

                  "Related Documents": With respect to each Mortgage Loan, the documents specified in Section 2.1(b) of the Mortgage Loan Sale and Contribution Agreement and any documents required to be added to such documents pursuant to the Mortgage Loan Sale and Contribution Agreement, the Trust Agreement, Indenture or the Servicing Agreement.

                  "Relief Act": The Servicemembers Civil Relief Act.

                  "Relief Act Interest Shortfall": With respect to any Payment Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended calendar month as a result of the application of the Relief Act.

                  "Remittance Report": A report in form and substance acceptable to the Indenture Trustee on a magnetic disk or tape prepared by the Master Servicer pursuant to Section 4.01 of the Servicing Agreement with such additions, deletions and modifications as agreed to by the Indenture Trustee and the Master Servicer.

                  "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code as being included in the term "rents from real property."

                  "REO Account": The account or accounts maintained, or caused to be maintained, by the Master Servicer in respect of an REO Property pursuant to Section 3.23 of the Servicing Agreement.

                  "REO Disposition": The sale or other disposition of an REO Property on behalf of the Trust.

                  "REO Imputed Interest": As to any REO Property, for any calendar month during which such REO Property was at any time part of the Trust, one month's interest at the applicable Net Mortgage Rate on the Stated Principal Balance of such REO Property (or, in the case of the first such calendar month, of the related Mortgage Loan, if appropriate) as of the close of business on the Payment Date in such calendar month.

                  "REO Principal Amortization": With respect to any REO Property, for any calendar month, the excess, if any, of (a) the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the proceeds paid in connection with a purchase of all of the Notes pursuant to Section 8.07 of the Indenture that is allocable to such REO Property) or otherwise, net of any portion of such amounts (i) payable pursuant to Section 3.23(c) of the Servicing Agreement in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the Master Servicer pursuant to Section 3.23(d) of the Servicing Agreement for unpaid Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and P&I Advances in respect of such REO Property or the related Mortgage Loan, over (b) the REO Imputed Interest in respect of such REO Property for such calendar month.

                  "REO Property": A Mortgaged Property acquired by the Master Servicer on behalf of the Trust Fund through foreclosure or deed-in-lieu of foreclosure, as described in Section 3.23 of the Servicing Agreement.

                  "Request for Release": A release signed by a Servicing Officer, in the form of Exhibit B attached to the Servicing Agreement.

                  "Reserve Interest Rate": With respect to any Interest Determination Date, the rate per annum that the Indenture Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. dollar lending rates which New York City banks selected by the Indenture Trustee, after consultation with the Master Servicer, are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Indenture Trustee can determine no such arithmetic mean, the lowest one-month U.S. dollar lending rate which New York City banks selected by the Indenture Trustee, after consultation with the Master Servicer, are quoting on such Interest Determination Date to leading European banks.

                  "Residential Dwelling": Any one of the following: (i) an attached, detached or semi-detached one-family dwelling, (ii) an attached, detached or semi-detached two-to four-family dwelling, (iii) a one-family dwelling unit in a Fannie Mae eligible condominium project, or (iv) an attached, detached or semi-detached one-family dwelling in a planned unit development, none of which is a co-operative or mobile home (as defined in 42 United States Code, Section 5402(6)).

                  "Responsible Officer": When used with respect to the Indenture Trustee or the Owner Trustee, any vice president, managing director, director, any assistant vice president, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, any associate, any trust officer or assistant trust officer or any other officer of the Trustee having direct responsibility over this Agreement or otherwise engaged in performing functions similar to those performed by any of the above designated officers and, with respect to a particular matter, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  "Securities Act": The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Seller": NC Residual II Corporation, and its successors and assigns, in its capacity as seller under the Mortgage Loan Sale and Contribution Agreement.

                  "Senior Interest Payment Amount": With respect to any Payment Date, an amount equal to the sum of (i) the Interest Payment Amount for such Payment Date for the Class A

Notes and (ii) the Interest Carry Forward Amount, if any, for such Payment Date for the Class A Notes.

                  "Senior Principal Payment Amount": The sum of (i) the Group I Senior Principal Payment Amount and (ii) the Group II Senior Principal Payment Amount.

                  "Servicing Account": The account or accounts created and maintained pursuant to Section 3.09 of the Servicing Agreement.

                  "Servicing Advances": The reasonable "out-of-pocket" costs and expenses incurred by the Master Servicer in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including but not limited to foreclosures, in respect of a particular Mortgage Loan, (iii) the management (including reasonable fees in connection therewith) and liquidation of any REO Property and (iv) the performance of its obligations under Section 3.01, Section 3.09, Section 3.14, Section 3.16 and Section 3.23 of the Servicing Agreement. The Master Servicer shall not be required to make any Nonrecoverable Servicing Advances.

                  "Servicing Agreement": The Servicing Agreement dated as of June 29, 2004, among the Master Servicer, the Issuer and the Indenture Trustee.

                  "Servicing Fee": With respect to each Mortgage Loan and for any calendar month, an amount equal to the Servicing Fee Rate accrued for one month (or in the event of any payment of interest which accompanies a Principal Prepayment in full or in part made by the Mortgagor during such calendar month, interest for the number of days covered by such payment of interest) on the same principal amount on which interest on such Mortgage Loan accrues for such calendar month, calculated on the basis of a 360-day year consisting of twelve 30-day months. A portion of such Servicing Fee may be retained by any Sub-Servicer as its servicing compensation.

                  "Servicing Fee Rate": 0.50% per annum.

                  "Servicing Officer": Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of Mortgage Loans, whose name and specimen signature appear on a list of Servicing Officers furnished by the Master Servicer to the Indenture Trustee and the Depositor on the Closing Date, as such list may from time to time be amended.

                  "S&P": Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

                  "Stated Principal Balance": With respect to any Mortgage Loan:
(a) as of any date of determination up to but not including the Payment Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be paid, the principal balance of such Mortgage Loan as of the Cut-off Date, as shown in the Mortgage Loan Schedule, minus the sum of (i) the principal portion of each Monthly Payment due on a Due Date subsequent to the Cut-off Date, to the extent received from the Mortgagor or advanced by the Master Servicer and paid pursuant to Section 3.05 of the Indenture on or before such date of determination, (ii) all Principal Prepayments received after the Cut-off Date, to the extent paid pursuant to Section 3.05 of the Indenture on or before such date of determination, (iii) all Liquidation Proceeds and Insurance Proceeds applied by the Master Servicer as recoveries of principal in accordance with the provisions of Section 3.16 of the Servicing Agreement, to the extent paid pursuant to Section 3.05 of the Indenture on or before such date of determination, and (iv) any Realized Loss incurred with respect thereto as a result of a Deficient Valuation made during or prior to the Prepayment Period for the most recent Payment Date coinciding with or preceding such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Payment Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be paid, zero. With respect to any REO Property: (a) as of any date of determination up to but not including the Payment Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be paid, an amount (not less than zero) equal to the Stated Principal Balance of the related Mortgage Loan as of the date on which such REO Property was acquired on behalf of the Trust, minus the sum of
(i) if such REO Property was acquired before the Payment Date in any calendar month, the principal portion of the Monthly Payment due on the Due Date in the calendar month of acquisition, to the extent advanced by the Master Servicer and paid pursuant to Section 3.05 of the Indenture on or before such date of determination, and (ii) the aggregate amount of REO Principal Amortization in respect of such REO Property for all previously ended calendar months, to the extent paid pursuant to Section 3.05 of the Indenture on or before such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Payment Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be paid, zero.

                  "Statutory Trust Statute": Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss.ss.3801 et seq., as the same may be amended from time to time.

                  "Stepdown Date": The earlier to occur of (i) the Payment Date on which the aggregate Note Balance of the Class A Notes has been reduced to zero and (ii) the later to occur of (a) the Payment Date occurring in October 2007 and (b) the first Payment Date on which the Credit Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans but prior to any payment of the Group I Principal Payment Amount and the Group II Principal Payment Amount on the Notes then entitled to payments of principal on such Payment Date) is equal to or greater than 37.50%.

                  "Sub-Servicer": Any Person with which the Master Servicer has entered into a Sub-Servicing Agreement and which meets the qualifications of a Sub-Servicer pursuant to Section 3.02 of the Servicing Agreement.

                  "Sub-Servicing Account": An account established by a Sub-Servicer which meets the requirements set forth in Section 3.08 of the Servicing Agreement and is otherwise acceptable to the Master Servicer.

                  "Sub-Servicing Agreement": The written contract between the Master Servicer and a Sub-Servicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02 of the Servicing Agreement.



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

                  "Subsequent Recoveries": As of any Payment Date, unanticipated amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.11 of the Servicing Agreement) specifically related to a Mortgage Loan that was the subject of a liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a Realized Loss.

                  "Substitution Shortfall Amount": As defined in Section 2.03(b) of the Servicing Agreement.

                  "Telerate Screen Page 3750": The display designated as page "3750" on the Dow Jones Telerate Capital Markets Report (or such other page as may replace page 3750 on that report for the purpose of displaying London interbank offered rates of major banks).

                  "Trigger Event": A Trigger Event is in effect with respect to any Payment Date on or after the Stepdown Date if:

                  (a) the Delinquency Percentage exceeds 40.00% of the Credit Enhancement Percentage for the prior Payment Date; or

                  (b) the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Due Period (reduced by the aggregate amount of Subsequent Recoveries received from the Cut-off Date through the last day of the related Due Period) divided by aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Payment Date:

                         PAYMENT DATE OCCURRING IN               PERCENTAGE

               October  2007 through September 2008                 3.25%
               October 2008 through September 2009                  5.00%
               October 2009 through September 2010                  6.25%
               October 2010 through September 2011                  7.00%
               October 2011 and thereafter                          7.25%

                  "Trust": The New Century Home Equity Loan Trust 2004-3 to be created pursuant to the Trust Agreement.

                  "Trust Agreement": The Trust Agreement, dated September 22, 2004, between the Owner Trustee and the Depositor together with the Amended and Restated Trust Agreement dated as of September 29, 2004, among the Owner Trustee, the Depositor and Deutsche Bank National Trust Company, as Certificate Registrar and Certificate Paying Agent, relating to the Trust.

                  "Trust Estate": The meaning specified in the Granting Clause of the Indenture.

                  "Trust Indenture Act" or "TIA": The Trust Indenture Act of 1939, as amended from time to time, as in effect on any relevant date.



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

                  "UCC": The Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

                  "Underwriters": Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., Credit Suisse First Boston LLC and UBS Securities LLC, or their successors.

                  "Uninsured Cause": Any cause of damage to a Mortgaged Property such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to Section 3.14 of the Servicing Agreement.

                  "Value": With respect to any Mortgaged Property, the lesser of
(i) the lesser of (a) the value thereof as determined by an appraisal made for the Originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac and (b) the value thereof as determined by a review appraisal conducted by the Originator in accordance with the Originator's underwriting guidelines, and
(ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, (A) in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the lesser of (1) the value determined by an appraisal made for the Originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac and (2) the value thereof as determined by a review appraisal conducted by the Originator in accordance with the Originator's underwriting guidelines, and (B) in the case of a Mortgage Loan originated in connection with a "lease-option purchase," such value of the Mortgaged Property is based on the lower of the value determined by an appraisal made for the Originator of such Mortgage Loan at the time of origination or the sale price of such Mortgaged Property if the "lease option purchase price" was set less than 12 months prior to origination, and is based on the value determined by an appraisal made for the Originator of such Mortgage Loan at the time of origination if the "lease option purchase price" was set 12 months or more prior to origination.




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